EXHIBIT 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------


                                  $338,744,000
                                  (Approximate)
                    Wells Fargo Alternative Loan Trust 2005-2
                Wells Fargo Asset Securities Corporation, Seller
                        Goldman, Sachs & Co., Underwriter
         Mortgage Asset-Backed Pass-Through Certificates, Series 2005-2


Overview of the Offered Certificates
------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                    Expected
                                                     Credit                       Estimated                       S&P /Moody's
                   Approximate        Certificate   Support     Initial Pass-     Avg. Life   Principal Payment     Expected
Certificates   Principal Balance(1)      Type          (2)     Through Rate (3)   (yrs) (4)     Window (4) (5)       Ratings
-------------------------------------------------------------------------------------------------------------------------------
    A-1                $215,553,000       Sr          12.00%     LIBOR + [ ]%          1.00      11/05 - 01/08       AAA/Aaa
    A-2                 $59,978,000       Sr          12.00%     LIBOR + [ ]%          3.00      01/08 - 12/09       AAA/Aaa
    A-3                 $63,213,000       Sr          12.00%     LIBOR + [ ]%          5.63      12/09 - 01/12       AAA/Aaa
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL               $338,744,000
-------------------------------------------------------------------------------------------------------------------------------


Overview of the Non-offered Certificates
----------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    M-1                 $17,322,000       Sub           7.50%     LIBOR + [ ]%        N/A             N/A              N/A
    M-2                  $9,623,000       Sub           5.00%     LIBOR + [ ]%        N/A             N/A              N/A
    M-3                  $3,464,000       Sub           4.10%     LIBOR + [ ]%        N/A             N/A              N/A
    M-4                  $6,158,000       Sub           2.50%     LIBOR + [ ]%        N/A             N/A              N/A
    M-5                  $2,502,000       Sub           1.85%     LIBOR + [ ]%        N/A             N/A              N/A
    B-1                  $1,924,000       Sub           1.35%     LIBOR + [ ]%        N/A             N/A              N/A
    B-2                  $1,924,000       Sub           0.85%     LIBOR + [ ]%        N/A             N/A              N/A
    B-3                  $1,924,000       Sub           0.35%         [ ]%            N/A             N/A              N/A
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL                $44,841,000
-------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(2) On the closing date, the expected overcollateralization will be an amount equal to approximately 0.35% of the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(3) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(5) The final scheduled distribution date for the certificates is the Distribution Date in October 2035.

Selected Mortgage Pool Data (1)
-------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                     Aggregate
------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                                            $385,306,521
Number of Mortgage Loans:                                                                      1,798
Average Scheduled Principal Balance:                                                        $214,297
Interest Only Loans:                                                                           0.00%
Weighted Average Gross Coupon:                                                                6.944%
Weighted Average Net Coupon(2):                                                               6.569%
Weighted Average FICO Score:                                                                     689
Weighted Average Original LTV Ratio:                                                          85.84%
Weighted Average Stated Remaining Term (months):                                                 358
Weighted Average Seasoning (months):                                                               2
Weighted Average Months to Roll:                                                                  24
Weighted Average Gross Margin:                                                                3.208%
Weighted Average Initial Rate Cap:                                                            3.000%
Weighted Average Periodic Rate Cap:                                                           1.000%
Weighted Average Gross Maximum Lifetime Rate:                                                12.941%
------------------------------------------------------------------------------------------------------------

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Features of the Transaction

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Bank, N.A. ("Wells Fargo").

o The Mortgage Loans will be serviced by the Wells Fargo Home Mortgage division of Wells Fargo Bank, N.A.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.35% (subject to stepdown as described herein) excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSWFALT20052 and on Bloomberg as WFALT 2005-2.

o This transaction will contain a one-month LIBOR yield maintenance agreement (the "Class A Yield Maintenance Agreement") available to pay Cap Carryover Amounts on all Offered Certificates in the manner described herein. The Class A Yield Maintenance Agreement will have an initial notional amount of approximately $338,744,000 a term of 33 months beginning on the first Distribution Date, and the trust fund will receive a payment under the Class A Yield Maintenance Agreement with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower strike rate with respect to such Distribution Date with an upper strike rate of 9.80856%. (See Appendix A for the Class A Yield Maintenance Agreement details).

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                           October 28, 2005

Cut-Off Date:                                    October 1, 2005

Expected Pricing Date:                           On or before October 21, 2005

First Distribution Date:                         November 25, 2005


Key Terms
---------

Offered Certificates:                              Class A-1, Class A-2 and
                                                   Class A-3 Certificates (or
                                                   "Class A Certificates")

Non-Offered Certificates:                          Class M-1, Class M-2, Class
                                                   M-3, Class M-4, Class M-5,
                                                   Class B-1, Class B-2, Class
                                                   B-3, Class CE, Class P and
                                                   Class R Certificates

LIBOR Certificates:                                Class A, Class M, Class B-1
                                                   and Class B-2 Certificates

Principal Certificates:                            Class A, Class M and Class B
                                                   Certificates

Class M Certificates:                              Class M-1, Class M-2, Class
                                                   M-3, Class M-4 and Class M-5
                                                   Certificates

Class B Certificates:                              Class B-1, Class B-2 and
                                                   Class B-3 Certificates

Class R Certificates:                              Class R-1 and Class R-2
                                                   Certificates. The Class R
                                                   Certificates are not being
                                                   offered hereby.

Subordinated Certificates:                         Class M, Class B and Class CE
                                                   Certificates

Seller:                                            Wells Fargo Asset Securities
                                                   Corporation

Underwriter:                                       Goldman, Sachs & Co.

Servicer:                                          Wells Fargo Bank, N.A.

Master Servicer:                                   Wells Fargo Bank, N.A.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Trustee:                                           Wachovia Bank, National
                                                   Association

Custodian:                                         Wells Fargo Bank, N.A.

Cap Provider:                                      Goldman Sachs Capital Markets
                                                   L.P., as the cap provider.
                                                   The short term unsecured debt
                                                   obligations of the guarantor
                                                   of the cap provider, The
                                                   Goldman Sachs Group, Inc.,
                                                   are rated "P-1" by Moody's,
                                                   "A-1" by S&P, and "F1+" by
                                                   Fitch. The long term
                                                   unsecured debt obligations of
                                                   the guarantor of the cap
                                                   provider are rated "Aa3" by
                                                   Moody's, "A+" by S&P, and
                                                   "AA-" by Fitch.

Class A Yield Maintenance Agreement:               This transaction will have a
                                                   one-month LIBOR yield
                                                   maintenance agreement
                                                   available to pay Cap
                                                   Carryover Amounts on the
                                                   Offered Certificates. The
                                                   Class A Yield Maintenance
                                                   Agreement will have an
                                                   initial notional amount of
                                                   $338,744,000, for a term of
                                                   33 months beginning on the
                                                   first Distribution Date.

Servicing Fee Rate:                                37.5 bps

Expense Fee Rate:                                  The Servicing Fee Rate

Distribution Date:                                 25th day of the month or the
                                                   next Business Day

Record Date:                                       For any Distribution Date and
                                                   the Offered Certificates the
                                                   last Business Day immediately
                                                   preceding such Distribution
                                                   Date.

Delay Days:                                        24 day delay on the Class B-3
                                                   Certificates

Day Count:                                         0 day delay on the Offered
                                                   Certificates and all
                                                   Non-Offered Certificates
                                                   except for the Class B-3
                                                   Certificates Actual/360 basis
                                                   for the LIBOR Certificates
                                                   and 30/360 basis for the
                                                   Class B-3 Certificates.

Prepayment Period:                                 The calendar month prior to
                                                   the Distribution Date

Collection Period:                                 The period commencing on the
                                                   second day of the calendar
                                                   month preceding the month in
                                                   which the Distribution Date
                                                   occurs and ending on the
                                                   first day of the calendar
                                                   month in which Distribution
                                                   Date occurs.

Interest Accrual Period:                           For the LIBOR Certificates,
                                                   from and including the prior
                                                   Distribution Date or for the
                                                   first Distribution Date, from
                                                   the Closing Date, through and
                                                   including the day prior to
                                                   the current Distribution
                                                   Date. For the Class B-3
                                                   Certificates, the calendar
                                                   month immediately preceding
                                                   the then current Distribution
                                                   Date.

Pricing Prepayment Assumption:                     30% CPR


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Excess Spread:                                     The interest payable on the
                                                   mortgage loans due to the
                                                   initial weighted average net
                                                   mortgage interest rate of the
                                                   mortgage pool will be greater
                                                   than the interest payments
                                                   required on the Principal
                                                   Certificates, resulting in
                                                   excess cash flow calculated
                                                   in the following manner based
                                                   on the collateral as of the
                                                   Cut-Off Date:

                                                   Initial Gross WAC of the Mortgage Loans (1):                         6.9436%
                                                      Less Fees & Expenses (2):                                         0.3750%
                                                                                                                  ------------------
                                                   Net WAC (1):                                                         6.5686%
                                                      Less Initial Principal Certificate Coupon (Approx.)(1)(3):        4.2053%
                                                                                                                  ------------------
                                                   Initial Excess Spread (1):                                           2.3633%

                                                     (1)  This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                                     (2)  Includes the Servicing Fee.

                                                     (3)  Assumes 1-month LIBOR equal to 3.9800%, initial marketing spreads and a
                                                          30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Principal
                                                          Certificates as well as any changes in day count.

Servicer Advancing:                                The Servicer will advance
                                                   delinquent payments of
                                                   scheduled principal and
                                                   interest, subject to
                                                   recoverability.

Compensating Interest:                             The Master Servicer will be
                                                   obligated, on or before each
                                                   Distribution Date, to pay to
                                                   the Trustee for the benefit
                                                   of Certificateholders an
                                                   amount (such amount,
                                                   "Compensating Interest")
                                                   equal to the lesser of (i)
                                                   the aggregate prepayment
                                                   interest shortfall
                                                   attributable to prepayments
                                                   in full with respect to such
                                                   Distribution Date and (ii)
                                                   the lesser of (x) the product
                                                   of (A) 1/12th of 0.20% and
                                                   (B) the aggregate principal
                                                   balance of the Mortgage Loans
                                                   for such Distribution Date
                                                   and (y) the available Master
                                                   Servicer compensation for
                                                   such Distribution Date, as
                                                   described in the prospectus
                                                   supplement.

Optional Clean-up Call:                            The transaction has a 10%
                                                   optional clean-up call.

Rating Agencies:                                   Standard & Poor's Ratings
                                                   Services, a division of The
                                                   McGraw-Hill Companies, Inc.,
                                                   and Moody's Investors
                                                   Service, Inc.

Minimum Denomination:                              $100,000 with regard to each
                                                   of the Offered Certificates.

Legal Investment:                                  It is anticipated that Class
                                                   A-1, Class A-2 and Class A-3
                                                   Certificates will be SMMEA
                                                   eligible.

ERISA Eligible:                                    Underwriter's exemption is
                                                   expected to apply to the
                                                   Offered Certificates.
                                                   However, prospective
                                                   purchasers should consult
                                                   their own counsel.

Tax Treatment:                                     All Principal Certificates
                                                   represent REMIC regular
                                                   interests subject to certain
                                                   rights and obligations to
                                                   receive amounts in respect of
                                                   the Cap Carryover Amounts;
                                                   the trustee will treat the
                                                   rights and obligations to
                                                   receive amounts in respect of
                                                   the Cap Carryover Amounts as
                                                   rights under a notional
                                                   principal contract. The Class
                                                   R-1 and Class R-2
                                                   Certificates each represent
                                                   the residual interest in a
                                                   REMIC.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Prospectus:                                        The Offered Certificates will
                                                   be offered pursuant to a
                                                   prospectus supplemented by a
                                                   prospectus supplement
                                                   (together, the "Prospectus").
                                                   Complete information with
                                                   respect to the Offered
                                                   Certificates and the
                                                   collateral in which they
                                                   evidence a beneficial
                                                   ownership interest will be
                                                   contained in the Prospectus.
                                                   The information herein is
                                                   qualified in its entirety by
                                                   the information appearing in
                                                   the Prospectus. To the extent
                                                   that the information herein
                                                   is inconsistent with the
                                                   Prospectus, the Prospectus
                                                   shall govern in all respects.
                                                   Sales of the Offered
                                                   Certificates may not be
                                                   consummated unless the
                                                   purchaser has received the
                                                   Prospectus.

                                                   PLEASE SEE "RISK FACTORS" IN
                                                   THE PROSPECTUS FOR A
                                                   DESCRIPTION OF INFORMATION
                                                   THAT SHOULD BE CONSIDERED IN
                                                   CONNECTION WITH AN INVESTMENT
                                                   IN THE OFFERED CERTIFICATES.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the heading "Principal Distributions". Prior to the Step-Down Date or when a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the Net WAC Cap. Interest will be paid monthly on the Class B-3 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the Net WAC Cap. The interest paid to each class will be reduced by Current Interest Shortfalls allocated to such class to the extent not otherwise covered by the monthly excess interest amount. Any reductions in interest payments due to the Pass-Through-Rate attributable to the Net WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Monthly Excess Interest Amount, (2) 0.35% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the Targeted Overcollateralization Amount will equal 0.70% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Targeted Overcollateralization Amount. As of any Distribution Date (x) prior to the Stepdown Date, approximately 0.35% of the aggregate principal balance as of the Cut-Off Date and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred for such Distribution Date, the greater of (a) approximately 0.70% of the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period and (b) 0.35% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date and (ii) if a Trigger Event has occurred for such Distribution Date, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Mortgage Insurance. As of the Cut-Off Date, substantially all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Senior Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate principal balance of the Class M and Class B Certificates (including any overcollateralization and prior to taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Collection Period.

Step-Down Date. The earlier of (A) the Distribution Date following the date on which the aggregate principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2008; and

(y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 24.00%.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                 Class                Initial Subordination Percentage                  Step-Down Date Percentage
-------------------------------------------------------------------------------------------------------------------
                   A                               12.00%                                        24.00%
-------------------------------------------------------------------------------------------------------------------
                  M-1                               7.50%                                        15.00%
-------------------------------------------------------------------------------------------------------------------
                  M-2                               5.00%                                        10.00%
-------------------------------------------------------------------------------------------------------------------
                  M-3                               4.10%                                         8.20%
-------------------------------------------------------------------------------------------------------------------
                  M-4                               2.50%                                         5.00%
-------------------------------------------------------------------------------------------------------------------
                  M-5                               1.85%                                         3.70%
-------------------------------------------------------------------------------------------------------------------
                  B-1                               1.35%                                         2.70%
-------------------------------------------------------------------------------------------------------------------
                  B-2                               0.85%                                         1.70%
-------------------------------------------------------------------------------------------------------------------
                  B-3                               0.35%                                         0.70%
-------------------------------------------------------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 25% of the Senior Enhancement Percentage or (ii) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Collection Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

----------------------------------------------------------------------------------------------------------------
          Distribution Date                             Cumulative Realized Loss Percentage:
----------------------------------------------------------------------------------------------------------------
    November 2007 - October 2008       0.35% for the first month, plus an additional 1/12th of 0.400% for each month thereafter (e.g., approximately 0.383% in December 2007)
----------------------------------------------------------------------------------------------------------------
    November 2008 - October 2009       0.75% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 0.792% in December 2008)
----------------------------------------------------------------------------------------------------------------
    November 2009 - October 2010       1.25% for the first month, plus an additional 1/12th of 0.300% for each month thereafter (e.g., approximately 1.275% in December 2009)
----------------------------------------------------------------------------------------------------------------
    November 2010 - October 2011       1.55% for the first month, plus an additional 1/12th of 0.150% for each month thereafter (e.g., approximately 1.563% in December 2010)
----------------------------------------------------------------------------------------------------------------
    November 2011 and thereafter                                        1.70%
----------------------------------------------------------------------------------------------------------------


60+ Day Delinquent Loan. A 60+ Day Delinquent Loan is any Mortgage Loan (including each Mortgage Loan in foreclosure and each Mortgage Loan for which the related mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a monthly payment is, as of the last day of the prior Collection Period, two months or more past due and each Mortgage Loan relating to REO property.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-3 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-3 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and
(ii) the Net WAC Cap.

Net WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average mortgage interest rate of the Mortgage Loans in effect on the beginning of the related Collection Period less the Expense Fee Rate (calculated on an actual/360 day basis with respect to the LIBOR Certificates and on a 30/360 day basis with respect to the Class B-3 Certificates).

Cap Carryover Amount. As to any Distribution Date, the Cap Carryover Amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the Net WAC Cap) over interest due on such class of certificates at a rate equal to the Net WAC Cap, (ii) any Cap Carryover Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the Net WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Cap Carryover Amounts for that class of certificates.

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related principal balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of the excess of the Current Interest Shortfall for such Distribution Date, if any, over the Monthly Excess Interest Amount for such Distribution Date.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Current Interest Shortfall. Any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes, prepayment interest shortfalls resulting from prepayments in full, to the extent not covered by Compensating Interest and any prepayment interest shortfalls resulting from partial principal prepayments.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee Rate.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

a) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

b) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest for such Distribution Date;

c) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest for such Distribution Date; and

d) from any remaining Interest Remittance Amount (such amount, the "Monthly Excess Interest Amount"), as a component of Monthly Excess Cashflow Amount.

Principal Distributions. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, the Principal Distribution Amount, until their respective principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraph (a) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the principal balances thereof have been reduced to zero; and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the principal balances thereof have been reduced to zero;

(c) from any remaining Principal Distribution Amount, as a component of Monthly Excess Cash Flow Amount.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated sequentially to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until their respective principal balances have been reduced to zero;


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

(b) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to each Class M Certificate, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for such class, until the principal balance of such class has been reduced to zero,

      (ii) sequentially, in ascending numerical order, to each Class B Certificate, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for such class, until the principal balance of such class has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates and the overcollateralization amount have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective principal balances.

Allocation of Monthly Excess Cashflow Amount. For any Distribution Date, any Monthly Excess Cashflow Amount shall be paid as follows:

a) sequentially, in ascending numerical order, to the Class M Certificates, first their remaining unpaid Accrued Certificate Interest, and then their unpaid interest shortfall amount;

b) sequentially, in ascending numerical order, to the Class B Certificates, first their remaining unpaid Accrued Certificate Interest, and then their unpaid interest shortfall amount;

c) concurrently, any Class A-1 Cap Carryover Amount to the Class A-1 Certificates, any Class A-2 Cap Carryover Amount to the Class A-2 Certificates, any Class A-3 Cap Carryover Amount to the Class A-3 Certificates pro rata based on their respective principal balances;

d) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates, any Cap Carryover Amounts for such classes;

e) (i) from any available Yield Maintenance Agreement payments, concurrently and pro rata (based on their respective principal balance immediately prior to such distribution date) to the Class A-1, Class A-2 and Class A-3 Certificates up to their respective unpaid Cap Carryover Amount (provided that, if for any distribution date, after the allocation of the remaining unpaid Cap Carryover Amounts to the Class A Certificates, the remaining unpaid Cap Carryover Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Cap Carryover Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Cap Carryover Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Cap Carryover Amounts), (ii) from any available Yield Maintenance Agreement payments, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Certificates, in each case, up to their respective remaining Cap Carryover Amounts, and (iii) from any remaining Yield Maintenance Agreement payments from the Yield Maintenance Agreement, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the pooling and servicing agreement. Payments under this clause e) for the Class A Certificates will be made from the Class A Yield Maintenance Agreement. Payments to the other certificates under this clause e) will be made from a separate yield maintenance agreement.

f)    to the holders of the Class CE certificates, any remaining amounts.

Monthly Excess Cashflow Amount. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (a) to the excess cash flow, (b) in reduction of the overcollateralization amount, and (c) sequentially, to the Class B-3, Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinated Certificate (other than the Class CE Certificates) on any Distribution Date will be made by reducing its principal balance, after taking into account all distributions made on such Distribution Date and any increase in principal balance due to a subsequent recovery.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the principal balance of the Class A Certificates.

Principal Distribution Amount. On any Distribution Date, (1) the sum of (a) the Principal Remittance Amount and (b) the Extra Principal Distribution Amount, if any, minus (2) the Overcollateralization Release Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum, less certain reimbursement and indemnification amounts of:

a) all scheduled payments of principal due during the related Collection Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

b) the principal portion of all partial and full prepayments received during the related prepayment period,

c) the principal portion of all net liquidation proceeds, net condemnation proceeds, net insurance proceeds and subsequent recoveries received during the month prior to the month during which such Distribution Date occurs,

d) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the related prepayment period,

e) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan during the related prepayment period, and

f) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(a) the Monthly Excess Interest Amount, after reduction for any Current Interest Shortfall and (b) the Overcollateralization Deficiency Amount for such Distribution Date.

Overcollateralization Deficiency Amount: For any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the actual overcollateralization amount, after giving effect to distributions of the Principal Distribution Amount (other than the Extra Principal Distribution Amount component) on such Distribution Date).

Overcollateralization Release Amount. For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date over (ii) the Targeted Overcollateralization Amount of such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the principal balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 76.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 91.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), and (G) the principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 97.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (I) the principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 99.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.35% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

  Product         No Penalty       1-12 Months     13-24 Months      25-36 Months     37-48 Months    49-60 Months       Total
----------        -------------    -----------     --------------    -------------    ------------    ------------    ------------
2 Year ARM         $204,347,099       $380,573       $102,750,945               $0              $0              $0    $307,478,617
3 Year ARM          $40,159,375             $0        $34,568,716       $3,099,814              $0              $0     $77,827,904
----------        -------------    -----------     --------------    -------------    ------------    ------------    ------------
TOTAL(3)           $244,506,474       $380,573       $137,319,660       $3,099,814              $0              $0    $385,306,521
==========        =============    ===========     ==============    =============    ============    ============    ============


  Product         No Penalty       1-12 Months     13-24 Months      25-36 Months     37-48 Months    49-60 Months
----------        -------------    -----------     --------------    -------------    ------------    ------------
2 Year ARM                53.03%          0.10%             26.67%            0.00%           0.00%           0.00%
3 Year ARM                10.42%          0.00%              8.97%            0.80%           0.00%           0.00%
----------        -------------    -----------     --------------    -------------    ------------    ------------
TOTAL(3)                  63.46%          0.10%             35.64%            0.80%           0.00%           0.00%
==========        =============    ===========     ==============    =============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-Off Date unless otherwise noted.

(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.

(3)   Columns may not add up due to rounding.


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------


Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and
(ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution                      Available        Effective
   Period        Distribution     Funds Cap     Available Funds
  (months)           Date            (%)            Cap (%)
------------     ------------     ---------     ---------------
       1          25-Nov-05         6.67829            10.00000
       2          25-Dec-05         6.15472            10.00000
       3          25-Jan-06         5.89812            10.00000
       4          25-Feb-06         5.88173            10.00000
       5          25-Mar-06         6.64921            10.00000
       6          25-Apr-06         5.84692            10.00000
       7          25-May-06         6.07487            10.00000
       8          25-Jun-06         5.80915            10.00000
       9          25-Jul-06         6.03809            10.00000
      10          25-Aug-06         5.76811            10.00000
      11          25-Sep-06         5.74626            10.00000
      12          25-Oct-06         5.97677            10.00000
      13          25-Nov-06         5.69963            10.00000
      14          25-Dec-06         5.93126            10.00000
      15          25-Jan-07         5.64875            10.00000
      16          25-Feb-07         5.62155            10.00000
      17          25-Mar-07         6.43477            10.00000
      18          25-Apr-07         5.56692            10.00000
      19          25-May-07         5.80171            10.00000
      20          25-Jun-07         5.50308            10.00000
      21          25-Jul-07         5.73917            10.00000
      22          25-Aug-07         6.73564            10.00000
      23          25-Sep-07         8.42105            10.00000
      24          25-Oct-07         8.79194            10.00000
      25          25-Nov-07         8.40183            10.00000
      26          25-Dec-07         8.77805            10.00000
      27          25-Jan-08         8.37913            10.00000
      28          25-Feb-08         8.82298            10.00000
      29          25-Mar-08        10.29538            10.29538
      30          25-Apr-08         9.43030            10.00000
      31          25-May-08         9.87710            10.00000
      32          25-Jun-08         9.42967            10.00000
      33          25-Jul-08         9.88857            10.00000
      34          25-Aug-08        10.33551            10.33551
      35          25-Sep-08        11.09509            11.09509
      36          25-Oct-08        11.48008            11.48008
      37          25-Nov-08        11.12431            11.12431
      38          25-Dec-08        11.40860            11.40860
      39          25-Jan-09        11.03608            11.03608
      40          25-Feb-09        11.49314            11.49314
      41          25-Mar-09        13.30208            13.30208
      42          25-Apr-09        12.01000            12.01000
      43          25-May-09        12.40783            12.40783
      44          25-Jun-09        12.01009            12.01009
      45          25-Jul-09        12.41310            12.41310
      46          25-Aug-09        12.11138            12.11138
      47          25-Sep-09        12.21677            12.21677
      48          25-Oct-09        12.62687            12.62687
      49          25-Nov-09        12.22242            12.22242
      50          25-Dec-09        12.63289            12.63289
      51          25-Jan-10        12.22842            12.22842
      52          25-Feb-10        12.32754            12.32754
      53          25-Mar-10        13.76559            13.76559
      54          25-Apr-10        12.44177            12.44177
      55          25-May-10        12.86536            12.86536
      56          25-Jun-10        12.45920            12.45920
      57          25-Jul-10        12.88394            12.88394
      58          25-Aug-10        12.47773            12.47773
      59          25-Sep-10        12.48743            12.48743
      60          25-Oct-10        12.91400            12.91400
      61          25-Nov-10        12.50772            12.50772
      62          25-Dec-10        12.93562            12.93562
      63          25-Jan-11        12.52928            12.52928
      64          25-Feb-11        12.54057            12.54057
      65          25-Mar-11        13.89707            13.89707
      66          25-Apr-11        12.56419            12.56419
      67          25-May-11        12.99576            12.99576
      68          25-Jun-11        12.58929            12.58929
      69          25-Jul-11        13.02250            13.02250
      70          25-Aug-11        12.61596            12.61596
      71          25-Sep-11        12.62991            12.62991
      72          25-Oct-11        13.06578            13.06578
      73          25-Nov-11        12.65914            12.65914
      74          25-Dec-11        13.09691            13.09691
      75          25-Jan-12        12.69019            12.69019
      76          25-Feb-12        12.70644            12.70644
      77          25-Mar-12        13.60066            13.60066
      78          25-Apr-12        12.74047            12.74047
      79          25-May-12        13.18355            13.18355
      80          25-Jun-12        12.77663            12.77663
      81          25-Jul-12        13.22208            13.22208
      82          25-Aug-12        12.81507            12.81507
      83          25-Sep-12        12.83519            12.83519
      84          25-Oct-12        13.28447            13.28447
      85          25-Nov-12        12.87732            12.87732
      86          25-Dec-12        13.32935            13.32935
      87          25-Jan-13        12.92210            12.92210
      88          25-Feb-13        12.94554            12.94554
      89          25-Mar-13        14.35931            14.35931
      90          25-Apr-13        12.99462            12.99462
      91          25-May-13        13.45432            13.45432
      92          25-Jun-13        13.04680            13.04680


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Distribution
   Period        Distribution     Available Funds     Effective Available
  (months)           Date             Cap (%)            Funds Cap (%)
------------     ------------     ---------------     -------------------
          93      25-Jul-13              13.50991                13.50991
          94      25-Aug-13              13.10227                13.10227
          95      25-Sep-13              13.13131                13.13131
          96      25-Oct-13              13.59995                13.59995
          97      25-Nov-13              13.19212                13.19212
          98      25-Dec-13              13.66475                13.66475
          99      25-Jan-14              13.25678                13.25678
         100      25-Feb-14              13.29063                13.29063
         101      25-Mar-14              14.75327                14.75327
         102      25-Apr-14              13.36153                13.36153
         103      25-May-14              13.84527                13.84527
         104      25-Jun-14              13.43692                13.43692
         105      25-Jul-14              13.92561                13.92561
         106      25-Aug-14              13.51710                13.51710
         107      25-Sep-14              13.55907                13.55907
         108      25-Oct-14              14.05577                14.05577
         109      25-Nov-14              13.64700                13.64700
         110      25-Dec-14              14.14948                14.14948
         111      25-Jan-15              13.74052                13.74052
         112      25-Feb-15              13.78949                13.78949
         113      25-Mar-15              15.32285                15.32285
         114      25-Apr-15              13.89208                13.89208
         115      25-May-15              14.41066                14.41066
         116      25-Jun-15              14.00120                14.00120
         117      25-Jul-15              14.52695                14.52695
         118      25-Aug-15              14.11728                14.11728
         119      25-Sep-15              14.17807                14.17807
         120      25-Oct-15              14.71546                14.71546


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $385,306,521

Number of Mortgage Loans:                                                 1,798

Average Scheduled Principal Balance:                                   $214,297

Interest Only Loans:                                                      0.000%

Weighted Average Gross Coupon:                                            6.944%

Weighted Average Net Coupon: (2)                                          6.569%

Weighted Average FICO Score:                                                689

Weighted Average Original LTV Ratio:                                      85.84%

Weighted Average Stated Remaining Term (months):                            358

Weighted Average Seasoning (months):                                          2

Weighted Average Months to Roll:                                             24

Weighted Average Gross Margin:                                            3.208%

Weighted Average Initial Rate Cap:                                        3.000%

Weighted Average Periodic Rate Cap:                                       1.000%

Weighted Average Gross Maximum Lifetime Rate:                            12.941%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.

                   Distribution by Current Principal Balance

                                               Pct. Of    Weighted   Weighted             Weighted  Weighted
                                               Pool By      Avg.       Avg.      Avg.       Avg.      Avg.                  Pct.
   Current Principal  Number Of  Principal    Principal    Gross     Current   Principal  Original  Combined  Pct. Full    Owner
        Balance         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below            85    $3,216,391       0.83%     7.693%       694    $37,840     83.32%    83.60%      0.00%     19.30%
 $50,001 - $75,000         110     6,894,369       1.79      7.653        691     62,676     81.81     82.36       0.00      34.61
 $75,001 - $100,000        131    11,607,775       3.01      7.369        686     88,609     83.13     84.52       0.00      46.89
 $100,001 - $125,000       155    17,767,512       4.61      7.294        689    114,629     85.94     86.99       0.00      51.76
 $125,001 - $150,000       187    25,670,631       6.66      7.129        690    137,276     86.86     88.30       0.00      54.58
 $150,001 - $200,000       317    55,462,395      14.39      7.010        692    174,960     86.39     87.99       0.00      60.28
 $200,001 - $250,000       237    53,483,198      13.88      6.884        690    225,668     86.20     87.48       0.00      61.87
 $250,001 - $300,000       177    48,505,985      12.59      6.864        686    274,045     86.39     88.41       0.00      68.42
 $300,001 - $350,000       143    46,486,263      12.06      6.950        694    325,079     86.30     88.34       0.00      64.78
 $350,001 - $400,000       103    38,598,945      10.02      6.877        680    374,747     87.31     89.66       0.00      72.56
 $400,001 - $450,000        48    20,390,491       5.29      6.832        683    424,802     86.56     88.18       0.00      70.65
 $450,001 - $500,000        51    24,386,057       6.33      6.930        690    478,158     86.43     87.51       0.00      70.27
 $500,001 - $550,000        15     7,867,358       2.04      6.646        709    524,491     86.54     86.88       0.00      93.16
 $550,001 - $600,000        14     8,083,271       2.10      6.580        706    577,376     81.46     81.46       0.00     100.00
 $600,001 - $650,000        19    12,018,293       3.12      6.515        669    632,542     83.27     83.80       0.00     100.00
 $650,001 - $700,000         2     1,382,070       0.36      5.871        686    691,035     74.94     74.94       0.00     100.00
 $700,001 - $750,000         1       720,923       0.19      5.875        730    720,923     70.00     70.00       0.00       0.00
 $850,001 - $900,000         1       873,295       0.23      6.125        736    873,295     70.00     79.60       0.00     100.00
 $900,001 & Above            2     1,891,300       0.49      6.098        718    945,650     62.31     62.31       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

                          Distribution by Current Rate

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
 Current Rate          Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.01 - 5.50%               12    $3,562,235       0.92%     5.465%       693   $296,853     75.10%    87.02%      0.00%    100.00%
 5.51 - 6.00%              118    30,683,086       7.96      5.875        703    260,026     76.46     85.28       0.00      91.64
 6.01 - 6.50%              271    72,310,544      18.77      6.345        690    266,829     81.84     84.70       0.00      84.98
 6.51 - 7.00%              510   121,968,528      31.65      6.802        688    239,154     85.77     86.36       0.00      72.23
 7.01 - 7.50%              418    87,094,413      22.60      7.313        685    208,360     89.93     89.94       0.00      58.58
 7.51 - 8.00%              346    55,150,423      14.31      7.778        692    159,394     89.56     89.56       0.00      30.80
 8.01 - 8.50%              103    12,300,820       3.19      8.265        680    119,425     90.18     90.18       0.00      25.38
 8.51 - 9.00%               20     2,236,472       0.58      8.789        689    111,824     89.85     89.85       0.00      11.41
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
====================================================================================================================================


                              Distribution by FICO

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
     Fico              Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 800 - 819                  16    $2,500,898       0.65%     6.892%       808   $156,306     82.14%    83.41%      0.00%     61.76%
 780 - 799                  62    14,808,996       3.84      6.851        788    238,855     82.19     84.87       0.00      61.03
 760 - 779                  85    17,782,364       4.62      6.894        769    209,204     83.50     86.27       0.00      53.16
 740 - 759                 119    24,702,280       6.41      6.746        749    207,582     84.83     88.49       0.00      61.33
 720 - 739                 176    37,421,843       9.71      6.828        729    212,624     84.85     88.13       0.00      59.41
 700 - 719                 227    49,667,974      12.89      6.934        709    218,802     85.61     87.84       0.00      59.57
 680 - 699                 260    55,020,182      14.28      7.051        690    211,616     87.30     88.50       0.00      60.84
 660 - 679                 303    63,342,299      16.44      7.026        669    209,050     86.64     87.17       0.00      67.91
 640 - 659                 301    66,717,401      17.32      6.967        650    221,652     86.07     86.72       0.00      70.66
 620 - 639                 249    53,342,285      13.84      6.932        630    214,226     86.42     87.08       0.00      78.68
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


                          Distribution by Original LTV

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
   Original LTV        Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 30.00% & Below              4      $246,766       0.06%     7.124%       751    $61,692     19.21%    19.21%      0.00%     64.61%
 30.01 - 40.00%              8       907,267       0.24      6.175        726    113,408     33.72     43.12       0.00      60.64
 40.01 - 50.00%             18     3,476,986       0.90      6.401        714    193,166     46.00     48.76       0.00      78.39
 50.01 - 60.00%             41     6,933,408       1.80      6.613        681    169,108     56.76     56.76       0.00      67.29
 60.01 - 70.00%             90    20,140,584       5.23      6.493        688    223,784     66.59     68.37       0.00      60.51
 70.01 - 80.00%            392    89,574,791      23.25      6.449        702    228,507     78.55     84.57       0.00      69.76
 80.01 - 85.00%             41    10,666,130       2.77      6.808        682    260,150     83.60     83.60       0.00      83.46
 85.01 - 90.00%            768   160,810,261      41.74      7.213        687    209,388     89.76     89.76       0.00      42.52
 90.01 - 95.00%            436    92,550,328      24.02      7.119        680    212,271     94.88     94.88       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

                         Distribution by Document Type

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
   Document Type       Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 No Doc                    399   $85,209,010      22.11%     6.979%       698   $213,556     84.99%    85.18%      0.00%     92.53%
 NO RATIO                  259    52,483,968      13.62      7.164        687    202,641     87.05     87.30       0.00      52.13
 Stated                  1,098   238,749,640      61.96      6.887        688    217,440     86.15     88.33       0.00      58.44
 Stated Reduced             42     8,863,904       2.30      6.827        665    211,045     78.48     83.22       0.00      77.60
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================



                          Distribution by Loan Purpose

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
  Loan Purpose         Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi              361   $87,847,189      22.80%     6.804%       666   $243,344     80.83%    81.34%      0.00%     91.28%
 Purchase                1,386   287,411,867      74.59      6.989        697    207,368     87.48     89.38       0.00      57.32
 Rate/term Refi             51    10,047,466       2.61      6.853        675    197,009     82.65     82.95       0.00      76.29
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================

                        Distribution by Occupancy Status

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
 Occupancy Status      Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Non Owner                 644  $109,204,390      28.34%     7.431%       700   $169,572     85.40%    85.43%      0.00%      0.00%
 Owner Occupied          1,041   252,609,055      65.56      6.751        685    242,660     86.17     88.46       0.00     100.00
 Second Home               113    23,493,076       6.10      6.748        689    207,903     84.26     84.84       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================



                         Distribution by Property Type


                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
 Property Type         Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2-4 Family                138   $33,339,471       8.65%     7.093%       688   $241,590     84.76%    84.93%      0.00%     44.33%
 Condo                     346    70,606,985      18.32      6.975        688    204,066     87.03     88.93       0.00      50.74
 Pud                         2       556,213       0.14      7.788        681    278,107     78.87     78.87       0.00      28.23
 Single Family           1,312   280,803,852      72.88      6.916        690    214,027     85.68     87.29       0.00      71.88
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------


                             Distribution by State

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
      State            Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 FL                        294   $59,212,701      15.37%     7.207%       692   $201,404     86.81%    87.23%      0.00%     39.19%
 CA                        200    64,596,034      16.76      6.576        690    322,980     82.52     86.29       0.00      74.80
 AZ                        100    23,960,902       6.22      6.905        695    239,609     86.53     86.91       0.00      60.55
 NY                         66    20,000,934       5.19      6.818        687    303,044     86.16     86.62       0.00      78.75
 VA                         63    17,709,713       4.60      6.970        701    281,107     86.84     89.62       0.00      73.11
 MD                         69    17,337,731       4.50      6.787        691    251,271     85.50     88.26       0.00      66.02
 IL                         85    16,521,836       4.29      7.033        696    194,375     87.63     89.25       0.00      74.41
 NJ                         51    16,239,656       4.21      7.023        669    318,425     86.65     86.65       0.00      81.73
 NV                         67    14,979,402       3.89      6.706        696    223,573     85.52     88.64       0.00      59.79
 Other                     803   134,747,612      34.97      7.052        686    167,805     86.46     87.47       0.00      68.20
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                               Pct. Of               Weighted             Weighted  Weighted
   Remaining                                   Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
   Months To         Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
   Maturity            Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 301 - 360               1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================



                       Distribution by Amortization Type

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
  Amortization       Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
      Type             Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YEAR ARM              1,406  $307,478,617      79.80%     6.955%       688   $218,690     86.11%    87.58%      0.00%     66.12%
 3 YEAR ARM                392    77,827,904      20.20      6.900        694    198,541     84.78     86.57       0.00      63.36
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================



                     Distribution by Prepayment Term Months

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
  Prepayment         Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
  Term Months          Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                       1,059  $244,506,474      63.46%     7.070%       693   $230,884     85.59%    87.02%      0.00%     59.29%
 12                          1       380,573       0.10      7.750        746    380,573     90.00     90.00       0.00       0.00
 24                        716   137,319,660      35.64      6.714        682    191,787     86.30     88.08       0.00      76.92
 36                         22     3,099,814       0.80      7.033        688    140,901     84.57     84.57       0.00      64.98
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

                          Distribution by Periodic Cap

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
 Periodic Cap          Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00 - 1.49%            1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


                      Distribution by Months to Rate Reset

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
   Months To         Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
  Rate Reset           Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11 - 20                   130   $28,348,558       7.36%     7.054%       687   $218,066     86.98%    88.90%      0.00%     69.29%
 21 - 30                 1,285   280,167,989      72.71      6.944        688    218,030     86.01     87.43       0.00      65.76
 31 - 40                   383    76,789,974      19.93      6.900        694    200,496     84.80     86.62       0.00      63.44
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


                     Distribution by Maximum Lifetime Rate

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
     Maximum         Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
  Lifetime Rate        Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 9.49% & Below               1      $143,619       0.04%     8.125%       713   $143,619     90.00%    90.00%      0.00%      0.00%
 11.00 - 11.49%              4       823,209       0.21      5.347        743    205,802     70.83     84.32       0.00     100.00
 11.50 - 11.99%            103    27,381,982       7.11      5.810        703    265,844     75.53     85.55       0.00      94.51
 12.00 - 12.49%            205    56,376,838      14.63      6.248        689    275,009     80.06     83.73       0.00      87.31
 12.50 - 12.99%            531   127,354,987      33.05      6.724        688    239,840     85.75     86.46       0.00      73.59
 13.00 - 13.49%            376    82,163,689      21.32      7.201        685    218,520     88.81     88.94       0.00      63.39
 13.50 - 13.99%            415    70,996,914      18.43      7.676        690    171,077     90.12     90.13       0.00      37.03
 14.00 - 14.49%            132    16,802,667       4.36      8.162        685    127,293     89.99     89.99       0.00      24.93
 14.50 - 14.99%             29     3,019,595       0.78      8.674        682    104,124     90.11     90.11       0.00      13.06
 15.00 - 15.49%              2       243,022       0.06      9.000        718    121,511     87.21     87.21       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


                     Distribution by Minimum Lifetime Rate

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
    Minimum          Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
 Lifetime Rate         Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2.00 - 2.49%               96   $19,919,165       5.17%     5.927%       707   $207,491     74.74%    86.16%      0.00%     91.67%
 2.50 - 2.99%              401    95,017,020      24.66      6.424        696    236,950     78.15     81.74       0.00      79.77
 3.00 - 3.49%              663   148,591,116      38.56      6.928        684    224,119     87.80     87.95       0.00      73.67
 3.50 - 3.99%              572   109,747,096      28.48      7.503        687    191,866     91.49     91.49       0.00      41.98
 4.00 - 4.49%               44     7,883,773       2.05      7.820        682    179,177     90.19     90.19       0.00       3.79
 5.00 - 5.49%                1       160,264       0.04      6.250        719    160,264     71.68     71.68       0.00     100.00
 5.50 - 5.99%                2       280,817       0.07      7.313        752    140,409     78.48     89.97       0.00     100.00
 6.00 - 6.49%                3       438,598       0.11      7.544        642    146,199     81.17     81.17       0.00      50.64
 6.50 - 6.99%                8     1,818,772       0.47      7.656        674    227,347     90.98     90.98       0.00      78.90
 7.00 - 7.49%                5       943,449       0.24      8.117        668    188,690     85.10     85.10       0.00      57.69
 7.50 - 7.99%                3       506,451       0.13      8.859        683    168,817     90.66     90.66       0.00      13.11
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

                             Distribution by Margin

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
                     Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
    Margin             Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2.00 - 2.49%               96   $19,919,165       5.17%     5.927%       707   $207,491     74.74%    86.16%      0.00%     91.67%
 2.50 - 2.99%              401    95,017,020      24.66      6.424        696    236,950     78.15     81.74       0.00      79.77
 3.00 - 3.49%              663   148,591,116      38.56      6.928        684    224,119     87.80     87.95       0.00      73.67
 3.50 - 3.99%              572   109,747,096      28.48      7.503        687    191,866     91.49     91.49       0.00      41.98
 4.00 - 4.49%               44     7,883,773       2.05      7.820        682    179,177     90.19     90.19       0.00       3.79
 5.00 - 5.49%                1       160,264       0.04      6.250        719    160,264     71.68     71.68       0.00     100.00
 5.50 - 5.99%                2       280,817       0.07      7.313        752    140,409     78.48     89.97       0.00     100.00
 6.00 - 6.49%                3       438,598       0.11      7.544        642    146,199     81.17     81.17       0.00      50.64
 6.50 - 6.99%                8     1,818,772       0.47      7.656        674    227,347     90.98     90.98       0.00      78.90
 7.00 - 7.49%                5       943,449       0.24      8.117        668    188,690     85.10     85.10       0.00      57.69
 7.50 - 7.99%                3       506,451       0.13      8.859        683    168,817     90.66     90.66       0.00      13.11
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


                      Distribution by First Adjustment Cap

                                               Pct. Of               Weighted             Weighted  Weighted
     First                                     Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
  Adjustment         Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
      Cap              Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2.51 - 3.00%            1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


                     Distribution by Periodic Lifetime Cap

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
   Periodic          Number Of   Principal    Principal   Avg. Gross Current   Principal  Original  Combined  Pct. Full   Pct. Owner
 Lifetime Cap          Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.51 - 6.00%            1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                  1,798  $385,306,521     100.00%     6.944%       689   $214,297     85.84%    87.38%      0.00%     65.56%
===================================================================================================================================


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WFALT 2005-2
                Preliminary Structural and Collateral Term Sheet
                                                                October 18, 2005
--------------------------------------------------------------------------------

Appendix A

This transaction will contain a one-month LIBOR Yield Maintenance Agreement (the "Class A Yield Maintenance Agreement") available to pay Cap Carryover Amounts on all the Offered Certificates in the manner described herein. The Class A Yield Maintenance Agreement will have an initial notional amount of approximately $338,744,000, a term of 33 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper strike rate of 9.80856%. The Class A Yield Maintenance Agreement notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate principal balance of the Offered Certificates for such Distribution Date.

The Class A Yield Maintenance Agreement Notional Amount Amortization Schedule
-----------------------------------------------------------------------------

                                                                     Class A Yield
                                                                      Maintenance
      Distribution Period                                              Agreement
            (months)        Distribution Date   Strike Rate (%)   Notional Amount ($)
      -------------------   -----------------   ---------------   -------------------
               1                25-Nov-05               6.48685        338,744,000.00
               2                25-Dec-05               5.96328        327,160,384.26
               3                25-Jan-06               5.70668        315,919,041.36
               4                25-Feb-06               5.69029        305,014,190.98
               5                25-Mar-06               6.45777        294,435,806.29
               6                25-Apr-06               5.65548        284,174,158.18
               7                25-May-06               5.88343        274,219,806.45
               8                25-Jun-06               5.61771        264,563,591.25
               9                25-Jul-06               5.84665        255,196,624.80
               10               25-Aug-06               5.57667        246,110,283.29
               11               25-Sep-06               5.55482        237,296,199.10
               12               25-Oct-06               5.78533        228,746,253.19
               13               25-Nov-06               5.50819        220,452,567.75
               14               25-Dec-06               5.73982        212,407,499.05
               15               25-Jan-07               5.45731        204,603,630.49
               16               25-Feb-07               5.43011        197,033,765.90
               17               25-Mar-07               6.24333        189,690,922.97
               18               25-Apr-07               5.37548        182,568,326.96
               19               25-May-07               5.61027        175,659,485.42
               20               25-Jun-07               5.31164        168,957,935.01
               21               25-Jul-07               5.54773        162,457,487.62
               22               25-Aug-07               6.54420        156,152,139.12
               23               25-Sep-07               8.22961        150,066,836.24
               24               25-Oct-07               8.60050        144,197,303.71
               25               25-Nov-07               8.21039        138,502,367.06
               26               25-Dec-07               8.58661        132,976,837.14
               27               25-Jan-08               8.18769        127,615,694.78
               28               25-Feb-08               8.63154        122,414,069.12
               29               25-Mar-08              10.10394                  0.00
               30               25-Apr-08               9.23886        112,489,652.66
               31               25-May-08               9.68566        107,750,877.78
               32               25-Jun-08               9.23823        103,152,861.34
               33               25-Jul-08               9.69713         98,691,438.19
           34 & Above           25-Sep-08             N/A                 N/A


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

------------------------------
             WFALT
------------------------------
               A4
------------------------------

----------------------------------------------------------------------------------------------------
           Scenario 1            FWD / 40% Severity / 12 lag / Trigger Fail / Run to Call
           Scenario 2            FWD / 70% Severity / 12 lag / Trigger Fail / Run to Call
           Scenario 3            FWD+200 / 40% Severity / 12 lag / Trigger Fail / Run to Call
           Scenario 4            FWD+200 / 70% Severity / 12 lag / Trigger Fail / Run to Call
----------------------------------------------------------------------------------------------------


                                   50 PPC                  75 PPC                 100 PPC                125 PPC
------------------------------------------------------------------------------------------------------------------------------
           Scenario1
------------------------------------------------------------------------------------------------------------------------------
                   Breakeven CDR        14.86 CDR              18.28 CDR              22.22 CDR              26.45 CDR
                             WAL                    6.99                   5.11                   3.95                   3.22
             Principal Writedown         8,588.53 (0.02%)       6,891.08 (0.01%)       2,238.23 (0.00%)       8,621.75 (0.02%)
 Total Collat Loss (Tranche Life)  65,590,998.34 (17.04%) 58,327,476.06 (15.15%) 54,112,162.37 (14.06%) 51,604,964.84 (13.41%)


------------------------------------------------------------------------------------------------------------------------------
           Scenario2
------------------------------------------------------------------------------------------------------------------------------
                   Breakeven CDR        7.33 CDR                9.05 CDR              11.00 CDR              13.32 CDR
                             WAL                    8.96                   6.29                   4.77                   3.76
             Principal Writedown        26,709.61 (0.05%)       9,842.91 (0.02%)       1,213.00 (0.00%)      13,360.97 (0.02%)
 Total Collat Loss (Tranche Life)  72,586,039.14 (18.86%) 62,145,013.10 (16.14%) 56,479,794.25 (14.67%) 52,997,139.22 (13.77%)


------------------------------------------------------------------------------------------------------------------------------
           Scenario3
------------------------------------------------------------------------------------------------------------------------------
                   Breakeven CDR        13.38 CDR              16.51 CDR              20.25 CDR              24.50 CDR
                             WAL                    7.34                   5.34                    4.1                    3.3
             Principal Writedown         8,966.21 (0.02%)      12,516.94 (0.02%)       2,352.02 (0.00%)      10,703.00 (0.02%)
 Total Collat Loss (Tranche Life)  61,890,746.58 (16.08%) 54,854,790.85 (14.25%) 50,983,531.89 (13.24%) 48,863,346.17 (12.69%)


------------------------------------------------------------------------------------------------------------------------------
           Scenario4
------------------------------------------------------------------------------------------------------------------------------
                   Breakeven CDR        6.70 CDR                8.30 CDR              10.17 CDR              12.39 CDR
                             WAL                    9.28                   6.45                   4.86                   3.83
             Principal Writedown        29,651.09 (0.05%)      48,777.81 (0.09%)      20,873.55 (0.04%)      15,785.11 (0.03%)
 Total Collat Loss (Tranche Life)  68,511,616.59 (17.80%) 58,324,753.17 (15.15%) 53,071,706.62 (13.79%) 50,095,049.70 (13.01%)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Effective Available Fund Cap

                                             50% Pricing  150% Pricing

                Period        Date               AFC           AFC
                Total

                            0     25-Oct-05
                            1     25-Nov-05      10.00000      10.00000
                            2     25-Dec-05       9.93730       9.99039
                            3     25-Jan-06       9.86765       9.97831
                            4     25-Feb-06       9.80266       9.96569
                            5     25-Mar-06       9.78733       9.96187
                            6     25-Apr-06       9.67496       9.93626
                            7     25-May-06       9.63477       9.92444
                            8     25-Jun-06       9.55018       9.90021
                            9     25-Jul-06       9.51858       9.88714
                           10     25-Aug-06       9.42819       9.85603
                           11     25-Sep-06       9.36818       9.83030
                           12     25-Oct-06       9.34903       9.81473
                           13     25-Nov-06       9.25011       9.77008
                           14     25-Dec-06       9.23897       9.75221
                           15     25-Jan-07       9.13445       9.69567
                           16     25-Feb-07       9.07750       9.65197
                           17     25-Mar-07       9.20410       9.68661
                           18     25-Apr-07       8.96607       9.54896
                           19     25-May-07       8.97421       9.52131
                           20     25-Jun-07       8.85599       9.41892
                           21     25-Jul-07       8.87148       9.38442
                           22     25-Aug-07       9.11517       9.44268
                           23     25-Sep-07       9.52422       9.77869
                           24     25-Oct-07       9.61331       9.83592
                           25     25-Nov-07       9.48641       9.71570
                           26     25-Dec-07       9.58376       9.78844
                           27     25-Jan-08       9.44888       9.63193
                           28     25-Feb-08       9.58351       9.71583
                           29     25-Mar-08      10.20805      10.58999
                           30     25-Apr-08       9.74748       9.96994
                           31     25-May-08       9.88860      10.20754
                           32     25-Jun-08       9.73268       9.96013
                           33     25-Jul-08       9.88253      10.28444
                           34     25-Aug-08      10.20901      10.97696
                           35     25-Sep-08      10.94323      11.95512
                           36     25-Oct-08      11.31158      12.56265
                           37     25-Nov-08      10.94922      12.42710
                           38     25-Dec-08      11.31686      12.10344
                           39     25-Jan-09      10.95444      11.71308
                           40     25-Feb-09      11.41610      12.20140
                           41     25-Mar-09      13.22252      14.12565
                           42     25-Apr-09      11.94604      12.75872
                           43     25-May-09      12.34753      13.18408
                           44     25-Jun-09      11.95248      12.75885
                           45     25-Jul-09      12.35433      13.18421
                           46     25-Aug-09      12.05510      12.86078
                           47     25-Sep-09      12.16115      12.96967
                           48     25-Oct-09      12.57022      13.40201
                           49     25-Nov-09      12.16840      12.96970
                           50     25-Dec-09      12.57695      13.40205
                           51     25-Jan-10      12.17189      12.96974
                           52     25-Feb-10      12.26853      13.07151
                           53     25-Mar-10      13.69738      14.59251
                           54     25-Apr-10      12.37249      13.18033
                           55     25-May-10      12.78560      13.61968
                           56     25-Jun-10      12.37384      13.18034
                           57     25-Jul-10      12.78701      13.61969
                           58     25-Aug-10      12.37523      13.18035
                           59     25-Sep-10      12.37594      13.20729
                           60     25-Oct-10      12.78921      13.70326
                           61     25-Nov-10      12.37739      13.31793
                           62     25-Dec-10      12.79073      13.82350
                           63     25-Jan-11      12.37888      13.44031
                           64     25-Feb-11      12.37964      13.50628
                           65     25-Mar-11      13.70689      15.03019
                           66     25-Apr-11      12.38120      13.64862
                           67     25-May-11      12.79473      14.18287
                           68     25-Jun-11      12.38280      13.80607
                           69     25-Jul-11      12.79641      14.35398
                           70     25-Aug-11      12.38445      13.98022
                           71     25-Sep-11      12.38530      14.07411
                           72     25-Oct-11      12.79902      14.64529
                           73     25-Nov-11      12.38702      14.27672
                           74     25-Dec-11      12.80083      14.86549
                           75     25-Jan-12      12.38879      14.50085
                           76     25-Feb-12      12.38970      14.62168
                           77     25-Mar-12      13.24514      15.76593
                           78     25-Apr-12      12.39155      14.88245
                           79     25-May-12      12.80558      15.52382
                           80     25-Jun-12      12.39346      15.17094
                           81     25-Jul-12      12.80758      15.83737
                           82     25-Aug-12      12.39542      15.49009
                           83     25-Sep-12      12.39642      15.66218
                           84     25-Oct-12      12.81069      16.37129
                           85     25-Nov-12      12.39847      16.04367
                           86     25-Dec-12      12.81284      16.85676
                           87     25-Jan-13      12.40059      16.60623
                           88     25-Feb-13      12.40166      16.92626
                           89     25-Mar-13      13.73163      19.12754
                           90     25-Apr-13      12.40387      17.66088
                           91     25-May-13      12.81850      18.68693
                           92     25-Jun-13      12.40614      18.55180
                           93     25-Jul-13      12.82088      19.70628
                           94     25-Aug-13      12.40848      19.64859
                           95     25-Sep-13      12.40968      20.29567
                           96     25-Oct-13      12.82459      21.72481
                           97     25-Nov-13      12.41212      21.84883
                           98     25-Dec-13      12.82715      23.54902
                           99     25-Jan-14      12.41464      23.87036
                          100     25-Feb-14      12.41593      25.12405
                          101     25-Mar-14      13.74765      29.44267
                          102     25-Apr-14      12.41856      28.33680
                          103     25-May-14      12.83390      31.45047
                          104     25-Jun-14      12.42127      33.00836
                          105     25-Jul-14      12.83675      37.43755
                          106     25-Aug-14      12.42406      40.37554
                          107     25-Sep-14      12.42549      45.90134
                          108     25-Oct-14      12.84117      55.40970
                          109     25-Nov-14      12.42841      65.15232
                          110     25-Dec-14      12.84424      87.00740
                          111     25-Jan-15      12.43142     121.60787
                          112     25-Feb-15      12.43296     228.33706
                          113     25-Mar-15      13.76816    3300.77375
                          114     25-Apr-15      12.43973
                          115     25-May-15      12.85856
                          116     25-Jun-15      12.44786
                          117     25-Jul-15      12.86709
                          118     25-Aug-15      12.45625
                          119     25-Sep-15      12.46053
                          120     25-Oct-15      12.88038


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


                                            FWD                                   FWD + 100
      ---------------------------------------------------------------------------------------------------------------
      Payment Date   Rate CalculationDate   LIBOR_1MO Vector   LIBOR_6MO Vector   LIBOR_1MO Vector   LIBOR_6MO Vector
      ===============================================================================================================
  1     11/25/2005             10/25/2005            4.17147            4.44789            5.17147            5.44789
  2     12/25/2005             11/23/2005            4.30429            4.52764            5.30429            5.52764
  3      1/25/2006             12/23/2005            4.41325            4.57484            5.41325            5.57484
  4      2/25/2006              1/23/2006            4.45486            4.61580            5.45486            5.61580
  5      3/25/2006              2/23/2006            4.53257            4.64366            5.53257            5.64366
  6      4/25/2006              3/23/2006            4.55877            4.65845            5.55877            5.65845
  7      5/25/2006              4/23/2006            4.58253            4.67189            5.58253            5.67189
  8      6/25/2006              5/23/2006            4.60862            4.67891            5.60862            5.67891
  9      7/25/2006              6/23/2006            4.62233            4.68528            5.62233            5.68528
 10      8/25/2006              7/23/2006            4.62753            4.68435            5.62753            5.68435
 11      9/25/2006              8/23/2006            4.63356            4.68062            5.63356            5.68062
 12     10/25/2006              9/23/2006            4.63643            4.67363            5.63643            5.67363
 13     11/25/2006             10/23/2006            4.62879            4.66657            5.62879            5.66657
 14     12/25/2006             11/23/2006            4.64678            4.66087            5.64678            5.66087
 15      1/25/2007             12/23/2006            4.61753            4.65168            5.61753            5.65168
 16      2/25/2007              1/23/2007            4.60991            4.64808            5.60991            5.64808
 17      3/25/2007              2/23/2007            4.60231            4.64619            5.60231            5.64619
 18      4/25/2007              3/23/2007            4.59653            4.64691            5.59653            5.64691
 19      5/25/2007              4/23/2007            4.59612            4.64827            5.59612            5.64827
 20      6/25/2007              5/23/2007            4.59471            4.64983            5.59471            5.64983
 21      7/25/2007              6/23/2007            4.59512            4.65402            5.59512            5.65402
 22      8/25/2007              7/23/2007            4.59691            4.65754            5.59691            5.65754
 23      9/25/2007              8/23/2007            4.59797            4.65995            5.59797            5.65995
 24     10/25/2007              9/23/2007            4.60091            4.66394            5.60091            5.66394
 25     11/25/2007             10/23/2007            4.60480            4.66816            5.60480            5.66816
 26     12/25/2007             11/23/2007            4.62152            4.67232            5.62152            5.67232
 27      1/25/2008             12/23/2007            4.61226            4.67372            5.61226            5.67372
 28      2/25/2008              1/23/2008            4.61543            4.67855            5.61543            5.67855
 29      3/25/2008              2/23/2008            4.61997            4.68327            5.61997            5.68327
 30      4/25/2008              3/23/2008            4.62460            4.68535            5.62460            5.68535
 31      5/25/2008              4/23/2008            4.62884            4.69061            5.62884            5.69061
 32      6/25/2008              5/23/2008            4.63281            4.69636            5.63281            5.69636
 33      7/25/2008              6/23/2008            4.63824            4.70300            5.63824            5.70300
 34      8/25/2008              7/23/2008            4.64305            4.70827            5.64305            5.70827
 35      9/25/2008              8/23/2008            4.64791            4.71243            5.64791            5.71243
 36     10/25/2008              9/23/2008            4.65383            4.71836            5.65383            5.71836
 37     11/25/2008             10/23/2008            4.65988            4.72319            5.65988            5.72319
 38     12/25/2008             11/23/2008            4.67740            4.72860            5.67740            5.72860
 39      1/25/2009             12/23/2008            4.66930            4.73062            5.66930            5.73062
 40      2/25/2009              1/23/2009            4.67295            4.73457            5.67295            5.73457
 41      3/25/2009              2/23/2009            4.67912            4.73953            5.67912            5.73953
 42      4/25/2009              3/23/2009            4.68278            4.74179            5.68278            5.74179
 43      5/25/2009              4/23/2009            4.68715            4.74630            5.68715            5.74630
 44      6/25/2009              5/23/2009            4.69144            4.75098            5.69144            5.75098
 45      7/25/2009              6/23/2009            4.69502            4.75848            5.69502            5.75848
 46      8/25/2009              7/23/2009            4.69837            4.76239            5.69837            5.76239
 47      9/25/2009              8/23/2009            4.69960            4.76558            5.69960            5.76558
 48     10/25/2009              9/23/2009            4.70436            4.77030            5.70436            5.77030
 49     11/25/2009             10/23/2009            4.70948            4.77409            5.70948            5.77409
 50     12/25/2009             11/23/2009            4.73867            4.77899            5.73867            5.77899
 51      1/25/2010             12/23/2009            4.71683            4.77805            5.71683            5.77805
 52      2/25/2010              1/23/2010            4.71983            4.78158            5.71983            5.78158
 53      3/25/2010              2/23/2010            4.72496            4.78686            5.72496            5.78686
 54      4/25/2010              3/23/2010            4.72822            4.79191            5.72822            5.79191
 55      5/25/2010              4/23/2010            4.73212            4.79592            5.73212            5.79592
 56      6/25/2010              5/23/2010            4.73576            4.80005            5.73576            5.80005
 57      7/25/2010              6/23/2010            4.73927            4.80668            5.73927            5.80668
 58      8/25/2010              7/23/2010            4.74329            4.80993            5.74329            5.80993
 59      9/25/2010              8/23/2010            4.74955            4.81289            5.74955            5.81289
 60     10/25/2010              9/23/2010            4.75297            4.81648            5.75297            5.81648
 61     11/25/2010             10/23/2010            4.75660            4.81967            5.75660            5.81967
 62     12/25/2010             11/23/2010            4.78422            4.82434            5.78422            5.82434
 63      1/25/2011             12/23/2010            4.76263            4.82322            5.76263            5.82322
 64      2/25/2011              1/23/2011            4.76533            4.82771            5.76533            5.82771
 65      3/25/2011              2/23/2011            4.77052            4.83358            5.77052            5.83358
 66      4/25/2011              3/23/2011            4.77417            4.83785            5.77417            5.83785
 67      5/25/2011              4/23/2011            4.77957            4.84282            5.77957            5.84282
 68      6/25/2011              5/23/2011            4.78343            4.84791            5.78343            5.84791
 69      7/25/2011              6/23/2011            4.78832            4.85655            5.78832            5.85655
 70      8/25/2011              7/23/2011            4.79392            4.86192            5.79392            5.86192
 71      9/25/2011              8/23/2011            4.79853            4.86514            5.79853            5.86514
 72     10/25/2011              9/23/2011            4.80265            4.86975            5.80265            5.86975
 73     11/25/2011             10/23/2011            4.80739            4.87414            5.80739            5.87414
 74     12/25/2011             11/23/2011            4.83593            4.87993            5.83593            5.87993
 75      1/25/2012             12/23/2011            4.81604            4.87994            5.81604            5.87994
 76      2/25/2012              1/23/2012            4.81958            4.88639            5.81958            5.88639
 77      3/25/2012              2/23/2012            4.82501            4.89220            5.82501            5.89220
 78      4/25/2012              3/23/2012            4.82982            4.89854            5.82982            5.89854
 79      5/25/2012              4/23/2012            4.83573            4.90562            5.83573            5.90562
 80      6/25/2012              5/23/2012            4.84126            4.91212            5.84126            5.91212
 81      7/25/2012              6/23/2012            4.84903            4.92020            5.84903            5.92020
 82      8/25/2012              7/23/2012            4.85492            4.92731            5.85492            5.92731
 83      9/25/2012              8/23/2012            4.86089            4.93180            5.86089            5.93180
 84     10/25/2012              9/23/2012            4.86801            4.93823            5.86801            5.93823
 85     11/25/2012             10/23/2012            4.87401            4.94491            5.87401            5.94491
 86     12/25/2012             11/23/2012            4.89293            4.95044            5.89293            5.95044
 87      1/25/2013             12/23/2012            4.88573            4.95324            5.88573            5.95324
 88      2/25/2013              1/23/2013            4.89034            4.95981            5.89034            5.95981
 89      3/25/2013              2/23/2013            4.89683            4.96529            5.89683            5.96529
 90      4/25/2013              3/23/2013            4.90333            4.97036            5.90333            5.97036
 91      5/25/2013              4/23/2013            4.90838            4.97711            5.90838            5.97711
 92      6/25/2013              5/23/2013            4.91286            4.98217            5.91286            5.98217
 93      7/25/2013              6/23/2013            4.91926            4.99025            5.91926            5.99025
 94      8/25/2013              7/23/2013            4.92394            4.99548            5.92394            5.99548
 95      9/25/2013              8/23/2013            4.92834            4.99959            5.92834            5.99959
 96     10/25/2013              9/23/2013            4.93443            5.00562            5.93443            6.00562
 97     11/25/2013             10/23/2013            4.94082            5.01170            5.94082            6.01170
 98     12/25/2013             11/23/2013            4.95912            5.01694            5.95912            6.01694
 99      1/25/2014             12/23/2013            4.95196            5.02004            5.95196            6.02004
100      2/25/2014              1/23/2014            4.95578            5.02486            5.95578            6.02486
101      3/25/2014              2/23/2014            4.96185            5.03022            5.96185            6.03022
102      4/25/2014              3/23/2014            4.96741            5.03549            5.96741            6.03549
103      5/25/2014              4/23/2014            4.97212            5.04045            5.97212            6.04045
104      6/25/2014              5/23/2014            4.97620            5.04581            5.97620            6.04581
105      7/25/2014              6/23/2014            4.98154            5.05182            5.98154            6.05182
106      8/25/2014              7/23/2014            4.98575            5.05644            5.98575            6.05644
107      9/25/2014              8/23/2014            4.99042            5.05997            5.99042            6.05997
108     10/25/2014              9/23/2014            4.99548            5.06559            5.99548            6.06559
109     11/25/2014             10/23/2014            5.00102            5.07030            6.00102            6.07030
110     12/25/2014             11/23/2014            5.01797            5.07578            6.01797            6.07578
111      1/25/2015             12/23/2014            5.00966            5.07803            6.00966            6.07803
112      2/25/2015              1/23/2015            5.01312            5.08237            6.01312            6.08237
113      3/25/2015              2/23/2015            5.01966            5.08809            6.01966            6.08809
114      4/25/2015              3/23/2015            5.02353            5.09285            6.02353            6.09285
115      5/25/2015              4/23/2015            5.02846            5.09845            6.02846            6.09845
116      6/25/2015              5/23/2015            5.03351            5.10436            6.03351            6.10436
117      7/25/2015              6/23/2015            5.03797            5.10848            6.03797            6.10848
118      8/25/2015              7/23/2015            5.04238            5.11346            6.04238            6.11346
119      9/25/2015              8/23/2015            5.04743            5.11968            6.04743            6.11968
120     10/25/2015              9/23/2015            5.05362            5.12361            6.05362            6.12361
121     11/25/2015             10/23/2015            5.05999            5.12799            6.05999            6.12799
122     12/25/2015             11/23/2015            5.06452            5.13350            6.06452            6.13350
123      1/25/2016             12/23/2015            5.06888            5.13681            6.06888            6.13681
124      2/25/2016              1/23/2016            5.07445            5.14080            6.07445            6.14080
125      3/25/2016              2/23/2016            5.07823            5.14550            6.07823            6.14550
126      4/25/2016              3/23/2016            5.08134            5.14799            6.08134            6.14799
127      5/25/2016              4/23/2016            5.08621            5.15156            6.08621            6.15156
128      6/25/2016              5/23/2016            5.08860            5.15504            6.08860            6.15504
129      7/25/2016              6/23/2016            5.09179            5.15803            6.09179            6.15803
130      8/25/2016              7/23/2016            5.09496            5.16228            6.09496            6.16228
131      9/25/2016              8/23/2016            5.09683            5.16423            6.09683            6.16423
132     10/25/2016              9/23/2016            5.10058            5.16770            6.10058            6.16770
133     11/25/2016             10/23/2016            5.10518            5.17095            6.10518            6.17095
134     12/25/2016             11/23/2016            5.10911            5.17522            6.10911            6.17522
135      1/25/2017             12/23/2016            5.11239            5.17801            6.11239            6.17801
136      2/25/2017              1/23/2017            5.11409            5.18257            6.11409            6.18257
137      3/25/2017              2/23/2017            5.11851            5.18608            6.11851            6.18608
138      4/25/2017              3/23/2017            5.12132            5.18882            6.12132            6.18882
139      5/25/2017              4/23/2017            5.12543            5.19350            6.12543            6.19350
140      6/25/2017              5/23/2017            5.12802            5.19640            6.12802            6.19640
141      7/25/2017              6/23/2017            5.13149            5.19989            6.13149            6.19989
142      8/25/2017              7/23/2017            5.13469            5.20410            6.13469            6.20410
143      9/25/2017              8/23/2017            5.13921            5.20659            6.13921            6.20659
144     10/25/2017              9/23/2017            5.14456            5.21022            6.14456            6.21022
145     11/25/2017             10/23/2017            5.14766            5.21436            6.14766            6.21436
146     12/25/2017             11/23/2017            5.15266            5.21700            6.15266            6.21700
147      1/25/2018             12/23/2017            5.15555            5.21929            6.15555            6.21929
148      2/25/2018              1/23/2018            5.15723            5.22277            6.15723            6.22277
149      3/25/2018              2/23/2018            5.16117            5.22524            6.16117            6.22524
150      4/25/2018              3/23/2018            5.16336            5.22679            6.16336            6.22679
151      5/25/2018              4/23/2018            5.16609            5.22961            6.16609            6.22961
152      6/25/2018              5/23/2018            5.16778            5.23181            6.16778            6.23181
153      7/25/2018              6/23/2018            5.17112            5.23363            6.17112            6.23363
154      8/25/2018              7/23/2018            5.17157            5.23629            6.17157            6.23629
155      9/25/2018              8/23/2018            5.17241            5.23733            6.17241            6.23733
156     10/25/2018              9/23/2018            5.17610            5.24026            6.17610            6.24026
157     11/25/2018             10/23/2018            5.17893            5.24307            6.17893            6.24307
158     12/25/2018             11/23/2018            5.18214            5.24461            6.18214            6.24461
159      1/25/2019             12/23/2018            5.18401            5.24571            6.18401            6.24571
160      2/25/2019              1/23/2019            5.18489            5.24774            6.18489            6.24774
161      3/25/2019              2/23/2019            5.18768            5.24892            6.18768            6.24892
162      4/25/2019              3/23/2019            5.18987            5.24909            6.18987            6.24909
163      5/25/2019              4/23/2019            5.19018            5.25044            6.19018            6.25044
164      6/25/2019              5/23/2019            5.19041            5.25100            6.19041            6.25100
165      7/25/2019              6/23/2019            5.19188            5.25209            6.19188            6.25209
166      8/25/2019              7/23/2019            5.19110            5.25218            6.19110            6.25218
167      9/25/2019              8/23/2019            5.19051            5.25229            6.19051            6.25229
168     10/25/2019              9/23/2019            5.19214            5.25450            6.19214            6.25450
169     11/25/2019             10/23/2019            5.19409            5.25459            6.19409            6.25459
170     12/25/2019             11/23/2019            5.19499            5.25596            6.19499            6.25596
171      1/25/2020             12/23/2019            5.19597            5.25511            6.19597            6.25511
172      2/25/2020              1/23/2020            5.19586            5.25513            6.19586            6.25513
173      3/25/2020              2/23/2020            5.19780            5.25563            6.19780            6.25563
174      4/25/2020              3/23/2020            5.19684            5.25472            6.19684            6.25472
175      5/25/2020              4/23/2020            5.19710            5.25498            6.19710            6.25498
176      6/25/2020              5/23/2020            5.19709            5.25533            6.19709            6.25533
177      7/25/2020              6/23/2020            5.19603            5.25390            6.19603            6.25390
178      8/25/2020              7/23/2020            5.19514            5.25378            6.19514            6.25378
179      9/25/2020              8/23/2020            5.19341            5.25271            6.19341            6.25271
180     10/25/2020              9/23/2020            5.19394            5.25341            6.19394            6.25341
181     11/25/2020             10/23/2020            5.19510            5.25334            6.19510            6.25334
182     12/25/2020             11/23/2020            5.19437            5.25403            6.19437            6.25403
183      1/25/2021             12/23/2020            5.19466            5.25424            6.19466            6.25424
184      2/25/2021              1/23/2021            5.19382            5.25407            6.19382            6.25407
185      3/25/2021              2/23/2021            5.19557            5.25613            6.19557            6.25613
186      4/25/2021              3/23/2021            5.19504            5.25511            6.19504            6.25511
187      5/25/2021              4/23/2021            5.19559            5.25595            6.19559            6.25595
188      6/25/2021              5/23/2021            5.19573            5.25638            6.19573            6.25638
189      7/25/2021              6/23/2021            5.19584            5.25563            6.19584            6.25563
190      8/25/2021              7/23/2021            5.19665            5.25559            6.19665            6.25559
191      9/25/2021              8/23/2021            5.19555            5.25476            6.19555            6.25476
192     10/25/2021              9/23/2021            5.19629            5.25466            6.19629            6.25466
193     11/25/2021             10/23/2021            5.19623            5.25412            6.19623            6.25412
194     12/25/2021             11/23/2021            5.19576            5.25430            6.19576            6.25430
195      1/25/2022             12/23/2021            5.19565            5.25371            6.19565            6.25371
196      2/25/2022              1/23/2022            5.19436            5.25344            6.19436            6.25344
197      3/25/2022              2/23/2022            5.19529            5.25466            6.19529            6.25466
198      4/25/2022              3/23/2022            5.19467            5.25356            6.19467            6.25356
199      5/25/2022              4/23/2022            5.19551            5.25356            6.19551            6.25356
200      6/25/2022              5/23/2022            5.19406            5.25310            6.19406            6.25310
201      7/25/2022              6/23/2022            5.19410            5.25268            6.19410            6.25268
202      8/25/2022              7/23/2022            5.19406            5.25291            6.19406            6.25291
203      9/25/2022              8/23/2022            5.19288            5.25086            6.19288            6.25086
204     10/25/2022              9/23/2022            5.19279            5.25031            6.19279            6.25031
205     11/25/2022             10/23/2022            5.19301            5.24931            6.19301            6.24931
206     12/25/2022             11/23/2022            5.19241            5.24897            6.19241            6.24897
207      1/25/2023             12/23/2022            5.19187            5.24796            6.19187            6.24796
208      2/25/2023              1/23/2023            5.18938            5.24790            6.18938            6.24790
209      3/25/2023              2/23/2023            5.18985            5.24755            6.18985            6.24755
210      4/25/2023              3/23/2023            5.18883            5.24641            6.18883            6.24641
211      5/25/2023              4/23/2023            5.18882            5.24666            6.18882            6.24666
212      6/25/2023              5/23/2023            5.18729            5.24500            6.18729            6.24500
213      7/25/2023              6/23/2023            5.18687            5.24411            6.18687            6.24411
214      8/25/2023              7/23/2023            5.18601            5.24349            6.18601            6.24349
215      9/25/2023              8/23/2023            5.18474            5.24138            6.18474            6.24138
216     10/25/2023              9/23/2023            5.18490            5.24071            6.18490            6.24071
217     11/25/2023             10/23/2023            5.18278            5.23953            6.18278            6.23953
218     12/25/2023             11/23/2023            5.18285            5.23842            6.18285            6.23842
219      1/25/2024             12/23/2023            5.18150            5.23696            6.18150            6.23696
220      2/25/2024              1/23/2024            5.17930            5.23605            6.17930            6.23605
221      3/25/2024              2/23/2024            5.17898            5.23526            6.17898            6.23526
222      4/25/2024              3/23/2024            5.17851            5.23360            6.17851            6.23360
223      5/25/2024              4/23/2024            5.17651            5.23288            6.17651            6.23288
224      6/25/2024              5/23/2024            5.17502            5.23163            6.17502            6.23163
225      7/25/2024              6/23/2024            5.17482            5.23060            6.17482            6.23060
226      8/25/2024              7/23/2024            5.17269            5.22834            6.17269            6.22834
227      9/25/2024              8/23/2024            5.17106            5.22588            6.17106            6.22588
228     10/25/2024              9/23/2024            5.17004            5.22473            6.17004            6.22473
229     11/25/2024             10/23/2024            5.16894            5.22350            6.16894            6.22350
230     12/25/2024             11/23/2024            5.16705            5.22148            6.16705            6.22148
231      1/25/2025             12/23/2024            5.16552            5.21981            6.16552            6.21981
232      2/25/2025              1/23/2025            5.16302            5.21822            6.16302            6.21822
233      3/25/2025              2/23/2025            5.16260            5.21734            6.16260            6.21734
234      4/25/2025              3/23/2025            5.16130            5.21591            6.16130            6.21591
235      5/25/2025              4/23/2025            5.15922            5.21413            6.15922            6.21413
236      6/25/2025              5/23/2025            5.15726            5.21327            6.15726            6.21327
237      7/25/2025              6/23/2025            5.15624            5.21103            6.15624            6.21103
238      8/25/2025              7/23/2025            5.15404            5.20913            6.15404            6.20913
239      9/25/2025              8/23/2025            5.15142            5.20670            6.15142            6.20670
240     10/25/2025              9/23/2025            5.14998            5.20568            6.14998            6.20568
241     11/25/2025             10/23/2025            5.14947            5.20447            6.14947            6.20447
242     12/25/2025             11/23/2025            5.14702            5.20305            6.14702            6.20305
243      1/25/2026             12/23/2025            5.14587            5.20189            6.14587            6.20189
244      2/25/2026              1/23/2026            5.14360            5.20030            6.14360            6.20030
245      3/25/2026              2/23/2026            5.14420            5.20020            6.14420            6.20020
246      4/25/2026              3/23/2026            5.14182            5.19851            6.14182            6.19851
247      5/25/2026              4/23/2026            5.14100            5.19768            6.14100            6.19768
248      6/25/2026              5/23/2026            5.14014            5.19717            6.14014            6.19717
249      7/25/2026              6/23/2026            5.13852            5.19519            6.13852            6.19519
250      8/25/2026              7/23/2026            5.13738            5.19403            6.13738            6.19403
251      9/25/2026              8/23/2026            5.13616            5.19175            6.13616            6.19175
252     10/25/2026              9/23/2026            5.13494            5.19088            6.13494            6.19088
253     11/25/2026             10/23/2026            5.13447            5.18935            6.13447            6.18935
254     12/25/2026             11/23/2026            5.13250            5.18842            6.13250            6.18842
255      1/25/2027             12/23/2026            5.13142            5.18733            6.13142            6.18733
256      2/25/2027              1/23/2027            5.12920            5.18579            6.12920            6.18579
257      3/25/2027              2/23/2027            5.12952            5.18647            6.12952            6.18647
258      4/25/2027              3/23/2027            5.12762            5.18420            6.12762            6.18420
259      5/25/2027              4/23/2027            5.12688            5.18346            6.12688            6.18346
260      6/25/2027              5/23/2027            5.12572            5.18335            6.12572            6.18335
261      7/25/2027              6/23/2027            5.12457            5.18114            6.12457            6.18114
262      8/25/2027              7/23/2027            5.12415            5.18002            6.12415            6.18002
263      9/25/2027              8/23/2027            5.12191            5.17811            6.12191            6.17811
264     10/25/2027              9/23/2027            5.12123            5.17743            6.12123            6.17743
265     11/25/2027             10/23/2027            5.12115            5.17595            6.12115            6.17595
266     12/25/2027             11/23/2027            5.11958            5.17507            6.11958            6.17507
267      1/25/2028             12/23/2027            5.11792            5.17375            6.11792            6.17375
268      2/25/2028              1/23/2028            5.11682            5.17265            6.11682            6.17265
269      3/25/2028              2/23/2028            5.11573            5.17225            6.11573            6.17225
270      4/25/2028              3/23/2028            5.11437            5.17088            6.11437            6.17088
271      5/25/2028              4/23/2028            5.11401            5.17088            6.11401            6.17088
272      6/25/2028              5/23/2028            5.11222            5.16906            6.11222            6.16906
273      7/25/2028              6/23/2028            5.11156            5.16806            6.11156            6.16806
274      8/25/2028              7/23/2028            5.11051            5.16735            6.11051            6.16735
275      9/25/2028              8/23/2028            5.10911            5.16524            6.10911            6.16524
276     10/25/2028              9/23/2028            5.10913            5.16422            6.10913            6.16422
277     11/25/2028             10/23/2028            5.10699            5.16347            6.10699            6.16347
278     12/25/2028             11/23/2028            5.10703            5.16211            6.10703            6.16211
279      1/25/2029             12/23/2028            5.10573            5.16080            6.10573            6.16080
280      2/25/2029              1/23/2029            5.10330            5.16045            6.10330            6.16045
281      3/25/2029              2/23/2029            5.10343            5.15989            6.10343            6.15989
282      4/25/2029              3/23/2029            5.10211            5.15856            6.10211            6.15856
283      5/25/2029              4/23/2029            5.10149            5.15829            6.10149            6.15829
284      6/25/2029              5/23/2029            5.10016            5.15730            6.10016            6.15730
285      7/25/2029              6/23/2029            5.10059            5.15600            6.10059            6.15600
286      8/25/2029              7/23/2029            5.09848            5.15493            6.09848            6.15493
287      9/25/2029              8/23/2029            5.09727            5.15300            6.09727            6.15300
288     10/25/2029              9/23/2029            5.09703            5.15242            6.09703            6.15242
289     11/25/2029             10/23/2029            5.09570            5.15178            6.09570            6.15178
290     12/25/2029             11/23/2029            5.09510            5.15048            6.09510            6.15048
291      1/25/2030             12/23/2029            5.09387            5.14925            6.09387            6.14925
292      2/25/2030              1/23/2030            5.09191            5.14902            6.09191            6.14902
293      3/25/2030              2/23/2030            5.09211            5.14853            6.09211            6.14853
294      4/25/2030              3/23/2030            5.09188            5.14726            6.09188            6.14726
295      5/25/2030              4/23/2030            5.09022            5.14659            6.09022            6.14659
296      6/25/2030              5/23/2030            5.08906            5.14605            6.08906            6.14605
297      7/25/2030              6/23/2030            5.08922            5.14540            6.08922            6.14540
298      8/25/2030              7/23/2030            5.08759            5.14357            6.08759            6.14357
299      9/25/2030              8/23/2030            5.08637            5.14149            6.08637            6.14149
300     10/25/2030              9/23/2030            5.08567            5.14073            6.08567            6.14073
301     11/25/2030             10/23/2030            5.08488            5.13992            6.08488            6.13992
302     12/25/2030             11/23/2030            5.08337            5.13838            6.08337            6.13838
303      1/25/2031             12/23/2030            5.08223            5.13723            6.08223            6.13723
304      2/25/2031              1/23/2031            5.08016            5.13615            6.08016            6.13615
305      3/25/2031              2/23/2031            5.08016            5.13580            6.08016            6.13580
306      4/25/2031              3/23/2031            5.07937            5.13500            6.07937            6.13500
307      5/25/2031              4/23/2031            5.07787            5.13347            6.07787            6.13347
308      6/25/2031              5/23/2031            5.07647            5.13343            6.07647            6.13343
309      7/25/2031              6/23/2031            5.07607            5.13163            6.07607            6.13163
310      8/25/2031              7/23/2031            5.07457            5.13011            6.07457            6.13011
311      9/25/2031              8/23/2031            5.07382            5.12832            6.07382            6.12832
312     10/25/2031              9/23/2031            5.07233            5.12748            6.07233            6.12748
313     11/25/2031             10/23/2031            5.07230            5.12607            6.07230            6.12607
314     12/25/2031             11/23/2031            5.07006            5.12517            6.07006            6.12517
315      1/25/2032             12/23/2031            5.06905            5.12380            6.06905            6.12380
316      2/25/2032              1/23/2032            5.06729            5.12270            6.06729            6.12270
317      3/25/2032              2/23/2032            5.06727            5.12301            6.06727            6.12301
318      4/25/2032              3/23/2032            5.06544            5.12081            6.06544            6.12081
319      5/25/2032              4/23/2032            5.06474            5.12010            6.06474            6.12010
320      6/25/2032              5/23/2032            5.06363            5.12000            6.06363            6.12000
321      7/25/2032              6/23/2032            5.06253            5.11784            6.06253            6.11784
322      8/25/2032              7/23/2032            5.06213            5.11675            6.06213            6.11675
323      9/25/2032              8/23/2032            5.05994            5.11487            6.05994            6.11487
324     10/25/2032              9/23/2032            5.05928            5.11385            6.05928            6.11385
325     11/25/2032             10/23/2032            5.05919            5.11239            6.05919            6.11239
326     12/25/2032             11/23/2032            5.05765            5.11150            6.05765            6.11150
327      1/25/2033             12/23/2032            5.05601            5.11019            6.05601            6.11019
328      2/25/2033              1/23/2033            5.05391            5.10907            6.05391            6.10907
329      3/25/2033              2/23/2033            5.05393            5.10942            6.05393            6.10942
330      4/25/2033              3/23/2033            5.05249            5.10763            6.05249            6.10763
331      5/25/2033              4/23/2033            5.05244            5.10689            6.05244            6.10689
332      6/25/2033              5/23/2033            5.05027            5.10570            6.05027            6.10570
333      7/25/2033              6/23/2033            5.04962            5.10470            6.04962            6.10470
334      8/25/2033              7/23/2033            5.04887            5.10427            6.04887            6.10427
335      9/25/2033              8/23/2033            5.04707            5.10176            6.04707            6.10176
336     10/25/2033              9/23/2033            5.04639            5.10073            6.04639            6.10073
337     11/25/2033             10/23/2033            5.04598            5.09928            6.04598            6.09928
338     12/25/2033             11/23/2033            5.04482            5.09845            6.04482            6.09845
339      1/25/2034             12/23/2033            5.04384            5.09711            6.04384            6.09711
340      2/25/2034              1/23/2034            5.04101            5.09662            6.04101            6.09662
341      3/25/2034              2/23/2034            5.04104            5.09596            6.04104            6.09596
342      4/25/2034              3/23/2034            5.03970            5.09459            6.03970            6.09459
343      5/25/2034              4/23/2034            5.03932            5.09455            6.03932            6.09455
344      6/25/2034              5/23/2034            5.03754            5.09274            6.03754            6.09274
345      7/25/2034              6/23/2034            5.03687            5.09171            6.03687            6.09171
346      8/25/2034              7/23/2034            5.03580            5.09096            6.03580            6.09096
347      9/25/2034              8/23/2034            5.03439            5.08885            6.03439            6.08885
348     10/25/2034              9/23/2034            5.03436            5.08779            6.03436            6.08779
349     11/25/2034             10/23/2034            5.03222            5.08664            6.03222            6.08664
350     12/25/2034             11/23/2034            5.03218            5.08558            6.03218            6.08558
351      1/25/2035             12/23/2034            5.03085            5.08423            6.03085            6.08423
352      2/25/2035              1/23/2035            5.02842            5.08345            6.02842            6.08345
353      3/25/2035              2/23/2035            5.02845            5.08314            6.02845            6.08314
354      4/25/2035              3/23/2035            5.02709            5.08175            6.02709            6.08175
355      5/25/2035              4/23/2035            5.02640            5.08132            6.02640            6.08132
356      6/25/2035              5/23/2035            5.02500            5.07945            6.02500            6.07945
357      7/25/2035              6/23/2035            5.02498            5.07856            6.02498            6.07856
358      8/25/2035              7/23/2035            5.02319            5.07715            6.02319            6.07715
359      9/25/2035              8/23/2035            5.02182            5.07519            6.02182            6.07519
360     10/25/2035              9/23/2035            5.02115            5.07413            6.02115            6.07413


                                              FWD + 200
        -------------------------------------------------------------------------
         Payment Date   Rate CalculationDate  LIBOR_1MO Vector   LIBOR_6MO Vector
        =========================================================================
  1        11/25/2005             10/25/2005           6.17147            6.44789
  2        12/25/2005             11/23/2005           6.30429            6.52764
  3         1/25/2006             12/23/2005           6.41325            6.57484
  4         2/25/2006              1/23/2006           6.45486            6.61580
  5         3/25/2006              2/23/2006           6.53257            6.64366
  6         4/25/2006              3/23/2006           6.55877            6.65845
  7         5/25/2006              4/23/2006           6.58253            6.67189
  8         6/25/2006              5/23/2006           6.60862            6.67891
  9         7/25/2006              6/23/2006           6.62233            6.68528
 10         8/25/2006              7/23/2006           6.62753            6.68435
 11         9/25/2006              8/23/2006           6.63356            6.68062
 12        10/25/2006              9/23/2006           6.63643            6.67363
 13        11/25/2006             10/23/2006           6.62879            6.66657
 14        12/25/2006             11/23/2006           6.64678            6.66087
 15         1/25/2007             12/23/2006           6.61753            6.65168
 16         2/25/2007              1/23/2007           6.60991            6.64808
 17         3/25/2007              2/23/2007           6.60231            6.64619
 18         4/25/2007              3/23/2007           6.59653            6.64691
 19         5/25/2007              4/23/2007           6.59612            6.64827
 20         6/25/2007              5/23/2007           6.59471            6.64983
 21         7/25/2007              6/23/2007           6.59512            6.65402
 22         8/25/2007              7/23/2007           6.59691            6.65754
 23         9/25/2007              8/23/2007           6.59797            6.65995
 24        10/25/2007              9/23/2007           6.60091            6.66394
 25        11/25/2007             10/23/2007           6.60480            6.66816
 26        12/25/2007             11/23/2007           6.62152            6.67232
 27         1/25/2008             12/23/2007           6.61226            6.67372
 28         2/25/2008              1/23/2008           6.61543            6.67855
 29         3/25/2008              2/23/2008           6.61997            6.68327
 30         4/25/2008              3/23/2008           6.62460            6.68535
 31         5/25/2008              4/23/2008           6.62884            6.69061
 32         6/25/2008              5/23/2008           6.63281            6.69636
 33         7/25/2008              6/23/2008           6.63824            6.70300
 34         8/25/2008              7/23/2008           6.64305            6.70827
 35         9/25/2008              8/23/2008           6.64791            6.71243
 36        10/25/2008              9/23/2008           6.65383            6.71836
 37        11/25/2008             10/23/2008           6.65988            6.72319
 38        12/25/2008             11/23/2008           6.67740            6.72860
 39         1/25/2009             12/23/2008           6.66930            6.73062
 40         2/25/2009              1/23/2009           6.67295            6.73457
 41         3/25/2009              2/23/2009           6.67912            6.73953
 42         4/25/2009              3/23/2009           6.68278            6.74179
 43         5/25/2009              4/23/2009           6.68715            6.74630
 44         6/25/2009              5/23/2009           6.69144            6.75098
 45         7/25/2009              6/23/2009           6.69502            6.75848
 46         8/25/2009              7/23/2009           6.69837            6.76239
 47         9/25/2009              8/23/2009           6.69960            6.76558
 48        10/25/2009              9/23/2009           6.70436            6.77030
 49        11/25/2009             10/23/2009           6.70948            6.77409
 50        12/25/2009             11/23/2009           6.73867            6.77899
 51         1/25/2010             12/23/2009           6.71683            6.77805
 52         2/25/2010              1/23/2010           6.71983            6.78158
 53         3/25/2010              2/23/2010           6.72496            6.78686
 54         4/25/2010              3/23/2010           6.72822            6.79191
 55         5/25/2010              4/23/2010           6.73212            6.79592
 56         6/25/2010              5/23/2010           6.73576            6.80005
 57         7/25/2010              6/23/2010           6.73927            6.80668
 58         8/25/2010              7/23/2010           6.74329            6.80993
 59         9/25/2010              8/23/2010           6.74955            6.81289
 60        10/25/2010              9/23/2010           6.75297            6.81648
 61        11/25/2010             10/23/2010           6.75660            6.81967
 62        12/25/2010             11/23/2010           6.78422            6.82434
 63         1/25/2011             12/23/2010           6.76263            6.82322
 64         2/25/2011              1/23/2011           6.76533            6.82771
 65         3/25/2011              2/23/2011           6.77052            6.83358
 66         4/25/2011              3/23/2011           6.77417            6.83785
 67         5/25/2011              4/23/2011           6.77957            6.84282
 68         6/25/2011              5/23/2011           6.78343            6.84791
 69         7/25/2011              6/23/2011           6.78832            6.85655
 70         8/25/2011              7/23/2011           6.79392            6.86192
 71         9/25/2011              8/23/2011           6.79853            6.86514
 72        10/25/2011              9/23/2011           6.80265            6.86975
 73        11/25/2011             10/23/2011           6.80739            6.87414
 74        12/25/2011             11/23/2011           6.83593            6.87993
 75         1/25/2012             12/23/2011           6.81604            6.87994
 76         2/25/2012              1/23/2012           6.81958            6.88639
 77         3/25/2012              2/23/2012           6.82501            6.89220
 78         4/25/2012              3/23/2012           6.82982            6.89854
 79         5/25/2012              4/23/2012           6.83573            6.90562
 80         6/25/2012              5/23/2012           6.84126            6.91212
 81         7/25/2012              6/23/2012           6.84903            6.92020
 82         8/25/2012              7/23/2012           6.85492            6.92731
 83         9/25/2012              8/23/2012           6.86089            6.93180
 84        10/25/2012              9/23/2012           6.86801            6.93823
 85        11/25/2012             10/23/2012           6.87401            6.94491
 86        12/25/2012             11/23/2012           6.89293            6.95044
 87         1/25/2013             12/23/2012           6.88573            6.95324
 88         2/25/2013              1/23/2013           6.89034            6.95981
 89         3/25/2013              2/23/2013           6.89683            6.96529
 90         4/25/2013              3/23/2013           6.90333            6.97036
 91         5/25/2013              4/23/2013           6.90838            6.97711
 92         6/25/2013              5/23/2013           6.91286            6.98217
 93         7/25/2013              6/23/2013           6.91926            6.99025
 94         8/25/2013              7/23/2013           6.92394            6.99548
 95         9/25/2013              8/23/2013           6.92834            6.99959
 96        10/25/2013              9/23/2013           6.93443            7.00562
 97        11/25/2013             10/23/2013           6.94082            7.01170
 98        12/25/2013             11/23/2013           6.95912            7.01694
 99         1/25/2014             12/23/2013           6.95196            7.02004
100         2/25/2014              1/23/2014           6.95578            7.02486
101         3/25/2014              2/23/2014           6.96185            7.03022
102         4/25/2014              3/23/2014           6.96741            7.03549
103         5/25/2014              4/23/2014           6.97212            7.04045
104         6/25/2014              5/23/2014           6.97620            7.04581
105         7/25/2014              6/23/2014           6.98154            7.05182
106         8/25/2014              7/23/2014           6.98575            7.05644
107         9/25/2014              8/23/2014           6.99042            7.05997
108        10/25/2014              9/23/2014           6.99548            7.06559
109        11/25/2014             10/23/2014           7.00102            7.07030
110        12/25/2014             11/23/2014           7.01797            7.07578
111         1/25/2015             12/23/2014           7.00966            7.07803
112         2/25/2015              1/23/2015           7.01312            7.08237
113         3/25/2015              2/23/2015           7.01966            7.08809
114         4/25/2015              3/23/2015           7.02353            7.09285
115         5/25/2015              4/23/2015           7.02846            7.09845
116         6/25/2015              5/23/2015           7.03351            7.10436
117         7/25/2015              6/23/2015           7.03797            7.10848
118         8/25/2015              7/23/2015           7.04238            7.11346
119         9/25/2015              8/23/2015           7.04743            7.11968
120        10/25/2015              9/23/2015           7.05362            7.12361
121        11/25/2015             10/23/2015           7.05999            7.12799
122        12/25/2015             11/23/2015           7.06452            7.13350
123         1/25/2016             12/23/2015           7.06888            7.13681
124         2/25/2016              1/23/2016           7.07445            7.14080
125         3/25/2016              2/23/2016           7.07823            7.14550
126         4/25/2016              3/23/2016           7.08134            7.14799
127         5/25/2016              4/23/2016           7.08621            7.15156
128         6/25/2016              5/23/2016           7.08860            7.15504
129         7/25/2016              6/23/2016           7.09179            7.15803
130         8/25/2016              7/23/2016           7.09496            7.16228
131         9/25/2016              8/23/2016           7.09683            7.16423
132        10/25/2016              9/23/2016           7.10058            7.16770
133        11/25/2016             10/23/2016           7.10518            7.17095
134        12/25/2016             11/23/2016           7.10911            7.17522
135         1/25/2017             12/23/2016           7.11239            7.17801
136         2/25/2017              1/23/2017           7.11409            7.18257
137         3/25/2017              2/23/2017           7.11851            7.18608
138         4/25/2017              3/23/2017           7.12132            7.18882
139         5/25/2017              4/23/2017           7.12543            7.19350
140         6/25/2017              5/23/2017           7.12802            7.19640
141         7/25/2017              6/23/2017           7.13149            7.19989
142         8/25/2017              7/23/2017           7.13469            7.20410
143         9/25/2017              8/23/2017           7.13921            7.20659
144        10/25/2017              9/23/2017           7.14456            7.21022
145        11/25/2017             10/23/2017           7.14766            7.21436
146        12/25/2017             11/23/2017           7.15266            7.21700
147         1/25/2018             12/23/2017           7.15555            7.21929
148         2/25/2018              1/23/2018           7.15723            7.22277
149         3/25/2018              2/23/2018           7.16117            7.22524
150         4/25/2018              3/23/2018           7.16336            7.22679
151         5/25/2018              4/23/2018           7.16609            7.22961
152         6/25/2018              5/23/2018           7.16778            7.23181
153         7/25/2018              6/23/2018           7.17112            7.23363
154         8/25/2018              7/23/2018           7.17157            7.23629
155         9/25/2018              8/23/2018           7.17241            7.23733
156        10/25/2018              9/23/2018           7.17610            7.24026
157        11/25/2018             10/23/2018           7.17893            7.24307
158        12/25/2018             11/23/2018           7.18214            7.24461
159         1/25/2019             12/23/2018           7.18401            7.24571
160         2/25/2019              1/23/2019           7.18489            7.24774
161         3/25/2019              2/23/2019           7.18768            7.24892
162         4/25/2019              3/23/2019           7.18987            7.24909
163         5/25/2019              4/23/2019           7.19018            7.25044
164         6/25/2019              5/23/2019           7.19041            7.25100
165         7/25/2019              6/23/2019           7.19188            7.25209
166         8/25/2019              7/23/2019           7.19110            7.25218
167         9/25/2019              8/23/2019           7.19051            7.25229
168        10/25/2019              9/23/2019           7.19214            7.25450
169        11/25/2019             10/23/2019           7.19409            7.25459
170        12/25/2019             11/23/2019           7.19499            7.25596
171         1/25/2020             12/23/2019           7.19597            7.25511
172         2/25/2020              1/23/2020           7.19586            7.25513
173         3/25/2020              2/23/2020           7.19780            7.25563
174         4/25/2020              3/23/2020           7.19684            7.25472
175         5/25/2020              4/23/2020           7.19710            7.25498
176         6/25/2020              5/23/2020           7.19709            7.25533
177         7/25/2020              6/23/2020           7.19603            7.25390
178         8/25/2020              7/23/2020           7.19514            7.25378
179         9/25/2020              8/23/2020           7.19341            7.25271
180        10/25/2020              9/23/2020           7.19394            7.25341
181        11/25/2020             10/23/2020           7.19510            7.25334
182        12/25/2020             11/23/2020           7.19437            7.25403
183         1/25/2021             12/23/2020           7.19466            7.25424
184         2/25/2021              1/23/2021           7.19382            7.25407
185         3/25/2021              2/23/2021           7.19557            7.25613
186         4/25/2021              3/23/2021           7.19504            7.25511
187         5/25/2021              4/23/2021           7.19559            7.25595
188         6/25/2021              5/23/2021           7.19573            7.25638
189         7/25/2021              6/23/2021           7.19584            7.25563
190         8/25/2021              7/23/2021           7.19665            7.25559
191         9/25/2021              8/23/2021           7.19555            7.25476
192        10/25/2021              9/23/2021           7.19629            7.25466
193        11/25/2021             10/23/2021           7.19623            7.25412
194        12/25/2021             11/23/2021           7.19576            7.25430
195         1/25/2022             12/23/2021           7.19565            7.25371
196         2/25/2022              1/23/2022           7.19436            7.25344
197         3/25/2022              2/23/2022           7.19529            7.25466
198         4/25/2022              3/23/2022           7.19467            7.25356
199         5/25/2022              4/23/2022           7.19551            7.25356
200         6/25/2022              5/23/2022           7.19406            7.25310
201         7/25/2022              6/23/2022           7.19410            7.25268
202         8/25/2022              7/23/2022           7.19406            7.25291
203         9/25/2022              8/23/2022           7.19288            7.25086
204        10/25/2022              9/23/2022           7.19279            7.25031
205        11/25/2022             10/23/2022           7.19301            7.24931
206        12/25/2022             11/23/2022           7.19241            7.24897
207         1/25/2023             12/23/2022           7.19187            7.24796
208         2/25/2023              1/23/2023           7.18938            7.24790
209         3/25/2023              2/23/2023           7.18985            7.24755
210         4/25/2023              3/23/2023           7.18883            7.24641
211         5/25/2023              4/23/2023           7.18882            7.24666
212         6/25/2023              5/23/2023           7.18729            7.24500
213         7/25/2023              6/23/2023           7.18687            7.24411
214         8/25/2023              7/23/2023           7.18601            7.24349
215         9/25/2023              8/23/2023           7.18474            7.24138
216        10/25/2023              9/23/2023           7.18490            7.24071
217        11/25/2023             10/23/2023           7.18278            7.23953
218        12/25/2023             11/23/2023           7.18285            7.23842
219         1/25/2024             12/23/2023           7.18150            7.23696
220         2/25/2024              1/23/2024           7.17930            7.23605
221         3/25/2024              2/23/2024           7.17898            7.23526
222         4/25/2024              3/23/2024           7.17851            7.23360
223         5/25/2024              4/23/2024           7.17651            7.23288
224         6/25/2024              5/23/2024           7.17502            7.23163
225         7/25/2024              6/23/2024           7.17482            7.23060
226         8/25/2024              7/23/2024           7.17269            7.22834
227         9/25/2024              8/23/2024           7.17106            7.22588
228        10/25/2024              9/23/2024           7.17004            7.22473
229        11/25/2024             10/23/2024           7.16894            7.22350
230        12/25/2024             11/23/2024           7.16705            7.22148
231         1/25/2025             12/23/2024           7.16552            7.21981
232         2/25/2025              1/23/2025           7.16302            7.21822
233         3/25/2025              2/23/2025           7.16260            7.21734
234         4/25/2025              3/23/2025           7.16130            7.21591
235         5/25/2025              4/23/2025           7.15922            7.21413
236         6/25/2025              5/23/2025           7.15726            7.21327
237         7/25/2025              6/23/2025           7.15624            7.21103
238         8/25/2025              7/23/2025           7.15404            7.20913
239         9/25/2025              8/23/2025           7.15142            7.20670
240        10/25/2025              9/23/2025           7.14998            7.20568
241        11/25/2025             10/23/2025           7.14947            7.20447
242        12/25/2025             11/23/2025           7.14702            7.20305
243         1/25/2026             12/23/2025           7.14587            7.20189
244         2/25/2026              1/23/2026           7.14360            7.20030
245         3/25/2026              2/23/2026           7.14420            7.20020
246         4/25/2026              3/23/2026           7.14182            7.19851
247         5/25/2026              4/23/2026           7.14100            7.19768
248         6/25/2026              5/23/2026           7.14014            7.19717
249         7/25/2026              6/23/2026           7.13852            7.19519
250         8/25/2026              7/23/2026           7.13738            7.19403
251         9/25/2026              8/23/2026           7.13616            7.19175
252        10/25/2026              9/23/2026           7.13494            7.19088
253        11/25/2026             10/23/2026           7.13447            7.18935
254        12/25/2026             11/23/2026           7.13250            7.18842
255         1/25/2027             12/23/2026           7.13142            7.18733
256         2/25/2027              1/23/2027           7.12920            7.18579
257         3/25/2027              2/23/2027           7.12952            7.18647
258         4/25/2027              3/23/2027           7.12762            7.18420
259         5/25/2027              4/23/2027           7.12688            7.18346
260         6/25/2027              5/23/2027           7.12572            7.18335
261         7/25/2027              6/23/2027           7.12457            7.18114
262         8/25/2027              7/23/2027           7.12415            7.18002
263         9/25/2027              8/23/2027           7.12191            7.17811
264        10/25/2027              9/23/2027           7.12123            7.17743
265        11/25/2027             10/23/2027           7.12115            7.17595
266        12/25/2027             11/23/2027           7.11958            7.17507
267         1/25/2028             12/23/2027           7.11792            7.17375
268         2/25/2028              1/23/2028           7.11682            7.17265
269         3/25/2028              2/23/2028           7.11573            7.17225
270         4/25/2028              3/23/2028           7.11437            7.17088
271         5/25/2028              4/23/2028           7.11401            7.17088
272         6/25/2028              5/23/2028           7.11222            7.16906
273         7/25/2028              6/23/2028           7.11156            7.16806
274         8/25/2028              7/23/2028           7.11051            7.16735
275         9/25/2028              8/23/2028           7.10911            7.16524
276        10/25/2028              9/23/2028           7.10913            7.16422
277        11/25/2028             10/23/2028           7.10699            7.16347
278        12/25/2028             11/23/2028           7.10703            7.16211
279         1/25/2029             12/23/2028           7.10573            7.16080
280         2/25/2029              1/23/2029           7.10330            7.16045
281         3/25/2029              2/23/2029           7.10343            7.15989
282         4/25/2029              3/23/2029           7.10211            7.15856
283         5/25/2029              4/23/2029           7.10149            7.15829
284         6/25/2029              5/23/2029           7.10016            7.15730
285         7/25/2029              6/23/2029           7.10059            7.15600
286         8/25/2029              7/23/2029           7.09848            7.15493
287         9/25/2029              8/23/2029           7.09727            7.15300
288        10/25/2029              9/23/2029           7.09703            7.15242
289        11/25/2029             10/23/2029           7.09570            7.15178
290        12/25/2029             11/23/2029           7.09510            7.15048
291         1/25/2030             12/23/2029           7.09387            7.14925
292         2/25/2030              1/23/2030           7.09191            7.14902
293         3/25/2030              2/23/2030           7.09211            7.14853
294         4/25/2030              3/23/2030           7.09188            7.14726
295         5/25/2030              4/23/2030           7.09022            7.14659
296         6/25/2030              5/23/2030           7.08906            7.14605
297         7/25/2030              6/23/2030           7.08922            7.14540
298         8/25/2030              7/23/2030           7.08759            7.14357
299         9/25/2030              8/23/2030           7.08637            7.14149
300        10/25/2030              9/23/2030           7.08567            7.14073
301        11/25/2030             10/23/2030           7.08488            7.13992
302        12/25/2030             11/23/2030           7.08337            7.13838
303         1/25/2031             12/23/2030           7.08223            7.13723
304         2/25/2031              1/23/2031           7.08016            7.13615
305         3/25/2031              2/23/2031           7.08016            7.13580
306         4/25/2031              3/23/2031           7.07937            7.13500
307         5/25/2031              4/23/2031           7.07787            7.13347
308         6/25/2031              5/23/2031           7.07647            7.13343
309         7/25/2031              6/23/2031           7.07607            7.13163
310         8/25/2031              7/23/2031           7.07457            7.13011
311         9/25/2031              8/23/2031           7.07382            7.12832
312        10/25/2031              9/23/2031           7.07233            7.12748
313        11/25/2031             10/23/2031           7.07230            7.12607
314        12/25/2031             11/23/2031           7.07006            7.12517
315         1/25/2032             12/23/2031           7.06905            7.12380
316         2/25/2032              1/23/2032           7.06729            7.12270
317         3/25/2032              2/23/2032           7.06727            7.12301
318         4/25/2032              3/23/2032           7.06544            7.12081
319         5/25/2032              4/23/2032           7.06474            7.12010
320         6/25/2032              5/23/2032           7.06363            7.12000
321         7/25/2032              6/23/2032           7.06253            7.11784
322         8/25/2032              7/23/2032           7.06213            7.11675
323         9/25/2032              8/23/2032           7.05994            7.11487
324        10/25/2032              9/23/2032           7.05928            7.11385
325        11/25/2032             10/23/2032           7.05919            7.11239
326        12/25/2032             11/23/2032           7.05765            7.11150
327         1/25/2033             12/23/2032           7.05601            7.11019
328         2/25/2033              1/23/2033           7.05391            7.10907
329         3/25/2033              2/23/2033           7.05393            7.10942
330         4/25/2033              3/23/2033           7.05249            7.10763
331         5/25/2033              4/23/2033           7.05244            7.10689
332         6/25/2033              5/23/2033           7.05027            7.10570
333         7/25/2033              6/23/2033           7.04962            7.10470
334         8/25/2033              7/23/2033           7.04887            7.10427
335         9/25/2033              8/23/2033           7.04707            7.10176
336        10/25/2033              9/23/2033           7.04639            7.10073
337        11/25/2033             10/23/2033           7.04598            7.09928
338        12/25/2033             11/23/2033           7.04482            7.09845
339         1/25/2034             12/23/2033           7.04384            7.09711
340         2/25/2034              1/23/2034           7.04101            7.09662
341         3/25/2034              2/23/2034           7.04104            7.09596
342         4/25/2034              3/23/2034           7.03970            7.09459
343         5/25/2034              4/23/2034           7.03932            7.09455
344         6/25/2034              5/23/2034           7.03754            7.09274
345         7/25/2034              6/23/2034           7.03687            7.09171
346         8/25/2034              7/23/2034           7.03580            7.09096
347         9/25/2034              8/23/2034           7.03439            7.08885
348        10/25/2034              9/23/2034           7.03436            7.08779
349        11/25/2034             10/23/2034           7.03222            7.08664
350        12/25/2034             11/23/2034           7.03218            7.08558
351         1/25/2035             12/23/2034           7.03085            7.08423
352         2/25/2035              1/23/2035           7.02842            7.08345
353         3/25/2035              2/23/2035           7.02845            7.08314
354         4/25/2035              3/23/2035           7.02709            7.08175
355         5/25/2035              4/23/2035           7.02640            7.08132
356         6/25/2035              5/23/2035           7.02500            7.07945
357         7/25/2035              6/23/2035           7.02498            7.07856
358         8/25/2035              7/23/2035           7.02319            7.07715
359         9/25/2035              8/23/2035           7.02182            7.07519
360        10/25/2035              9/23/2035           7.02115            7.07413


------------------------------
     Index          Rate
==============================
LIBOR_1MO                3.98
LIBOR_6MO                4.35
------------------------------

Origination channels
--------------------
Wholesale              12%
Retail                 88%


MI Coverage
-----------
All loans with OLTV>80 have MI.

The coverage amounts are:

OLTV Range                MI Coverage
Effective LTV
80.01 - 85.00                 22
62.5 - 66.3
85.01 - 95.00                 30
59.5 - 66.5

WAVG Effective LTV for the loans with OLTV>80 is 64.2.



Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

1) Underwriting guidelines attached.

2) Cash flows for 15cpr and ARM vectors attached, including effective available funds cap.

3) Out of the stated doc borrowers, 59.3% are not self-employed.

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

                                                  Total          $385,306,521.39

--------------------------------------------------------------------------------------------------------------------
                      % of pool   average LTV   CLTV above 80%   CLTV above 90%   % full doc   % owner occ   ave wac
                      ----------------------------------------------------------------------------------------------
A    FICO below 600           0             0                0                0            0             0         0
     FICO below 580           0             0                0                0            0             0         0
     FICO below 560           0             0                0                0            0             0         0
--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
       % below 100k   % above 500k   % IO   ave DTI   DTI > 45%
       --------------------------------------------------------
A               0              0      0         0           0
                0              0      0         0           0
                0              0      0         0           0
---------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                     % of pool    average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                     -----------------------------------------------------------------------------------------------------
B    LTV above 85%       65.76%        91.633           0            0            0        63.518     7.179              0
     LTV above 90%       24.02%        94.882           0            0            0           100     7.119              0
     LTV above 95%        0.00           0.00        0.00         0.00         0.00          0.00      0.00           0.00
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
     % above 500k   % IO   ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
     ----------------------------------------------------------------------------------------
B               0      0    39.613           0              100       36.529   253,360,589.63
                0      0    39.613           0              100          100    92,550,328.44
             0.00   0.00      0.00        0.00             0.00         0.00
----------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                   % of pool   average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                   ----------------------------------------------------------------------------------------------------
C     DTI > 40%         0.00          0.00        0.00         0.00         0.00          0.00      0.00           0.00
      DTI > 45%         0.00          0.00        0.00         0.00         0.00          0.00      0.00           0.00
      DTI > 50%         0.00          0.00        0.00         0.00         0.00          0.00      0.00           0.00
     Average DTI
-----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
     % above 500k   % IO   ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
     -----------------------------------------------------------------------
C            0.00   0.00      0.00        0.00             0.00         0.00
             0.00   0.00      0.00        0.00             0.00         0.00
             0.00   0.00      0.00        0.00             0.00         0.00
----------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
D                       % of pool    average LTV   FICO <600   FICO < 575   % full doc   % owner occ   ave wac   % below 100k
                        -----------------------------------------------------------------------------------------------------
      Non Owner Occ         65.56%        86.174           0            0            0           100     6.751              0
       Stated Docs          26.27%        85.526           0            0            0             0     7.275              0
     Loans below 100k        1.11%        78.288           0            0            0             0     7.745              0
         IO Loans               0              0           0            0            0             0         0              0
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
D    % above 500k   % IO   ave DTI   DTI > 45%   CLTV above 80%   CLTV > 90%
     ----------------------------------------------------------------------------------------
                0      0    39.613           0           78.804       47.115   252,609,055.04
                0      0         0           0           72.827            0   101,210,428.64
                0      0         0           0           57.687            0     4,262,292.89
                0      0         0           0                0            0
----------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
E    When do IOs reset
     ----------------------------------------------------------------------------------------------------------------
     Months to next reset (arms only)   Count   Balance ($)   % of Balance   WAC   Remaining Term   WA CLTV   WA FICO
     ----------------------------------------------------------------------------------------------------------------
     0 - 5                                  0             0              0     0                0         0         0
     6 - 11                                 0             0              0     0                0         0         0
     12 - 17                                0             0              0     0                0         0         0
     18 - 23                                0             0              0     0                0         0         0
     24 - 29                                0             0              0     0                0         0         0
     30 - 35                                0             0              0     0                0         0         0
     36 - 41                                0             0              0     0                0         0         0
     54 - 59                                0             0              0     0                0         0         0
     60                                     0             0              0     0                0         0         0
     ----------------------------------------------------------------------------------------------------------------
     Total:                                 0             0              0     0                0         0         0
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
F    Is DTI off current mortgage rate for IO    N/A
---------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
G    Summary of pool per grades
     ----------------------------------------------------------------------------------------------------------------
     Credit Grade                       Count   Balance ($)   % of Balance   WAC   Remaining Term   WA LTV    WA FICO
     ----------------------------------------------------------------------------------------------------------------




     ----------------------------------------------------------------------------------------------------------------
     Total:
     ----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
H    What are top 10 cities and average strats for each
     -------------------------------------------------------------------------------------------------------
     Top 10 Cities of Overall Pool   Loans   Balance ($)    Balance   Rate (%)   (months)    LTV      Score
     -------------------------------------------------------------------------------------------------------
     LAS VEGAS                          42   8,538,095.16     2.216      6.787      2.797   85.167   685.763
     SCOTTSDALE                         22   6,413,033.45     1.664      7.008      2.361   88.187   690.986
     CHICAGO                            29   6,403,885.86     1.662      7.191      3.013   88.865    693.75
     MIAMI                              22   5,767,023.49     1.497      7.326      2.163   86.372   692.524
     CORONA                             13   3,994,444.29     1.037      6.362      2.829    90.24       677
     PHOENIX                            15   3,969,978.16      1.03       7.11      2.646   86.493   693.028
     SACRAMENTO                         11   3,768,546.88     0.978      6.979      2.211   86.785   693.077
     RENO                               12   3,057,204.60     0.793      6.398      1.865   84.661   728.623
     SAINT AUGUST                       12   2,701,146.43     0.701      6.978      2.214   85.936   723.446
     SARASOTA                           12   2,638,735.48     0.685      7.193      2.414   80.647   691.874
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
I    What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
     ---------------------------------------------------------------------------------------------------------
                                                                                         % non-
                                                                % stated                 owner     % Fico Less
     LTV > 90   Loans   Balance ($)   % of Balance   Rate (%)   Doctype    % IO Loans   Occupied    Than 600
     ---------------------------------------------------------------------------------------------------------
                   --             0              0          0          0            0          0             0
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
J    What is max LTv fo stated income and minimum FICO for stated income?
     MAX LTV, STATED INC.                                       95
     MIN FICO, STATED INC.                                     620
-------------------------------------------------------------------------

-------------------------------------------------------------------------
K    What is min FICO for loans above 90% LTV
     Min Fico for ltv greater than 90:                      620.00
-------------------------------------------------------------------------


L    Seasoning hisotry - any over 3m? YES

M    Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR

     Please specify as part of the strats , silent seconds, second liens, MH,
O    [ ]
     NO SECOND OR MH. SILENT% 8.42%

WFALT
  A1                     To Call
             CPR 15      FWD + 100                        WAL             2.10
      ---------------------------------------------------------------------------------------
        Period         Date     Principal        Interest       Cash Flow         Balance
      =======================================================================================
        Total
             0    28-Oct-05              --              --              --    215,553,000.00
             1    25-Nov-05    5,493,825.83      887,127.29    6,380,953.12    210,059,174.17
             2    25-Dec-05    5,421,932.74      949,518.23    6,371,450.98    204,637,241.42
             3    25-Jan-06    5,346,533.94      975,043.87    6,321,577.82    199,290,707.48
             4    25-Feb-06    5,272,168.50      956,709.77    6,228,878.27    194,018,538.98
             5    25-Mar-06    5,198,822.39      852,991.51    6,051,813.90    188,819,716.59
             6    25-Apr-06    5,126,481.73      923,338.22    6,049,819.95    183,693,234.86
             7    25-May-06    5,055,132.86      872,930.15    5,928,063.01    178,638,102.01
             8    25-Jun-06    4,984,762.29      881,217.89    5,865,980.18    173,653,339.71
             9    25-Jul-06    4,915,356.72      830,978.99    5,746,335.71    168,737,982.99
            10    25-Aug-06    4,846,903.03      835,128.48    5,682,031.51    163,891,079.96
            11    25-Sep-06    4,779,388.27      811,990.89    5,591,379.16    159,111,691.69
            12    25-Oct-06    4,712,799.66      763,262.76    5,476,062.42    154,398,892.03
            13    25-Nov-06    4,647,124.61      764,328.08    5,411,452.69    149,751,767.42
            14    25-Dec-06    4,582,350.70      719,654.58    5,302,005.28    145,169,416.73
            15    25-Jan-07    4,518,465.65      717,231.40    5,235,697.05    140,650,951.07
            16    25-Feb-07    4,455,457.39      693,984.33    5,149,441.73    136,195,493.68
            17    25-Mar-07    4,393,313.98      606,163.32    4,999,477.30    131,802,179.70
            18    25-Apr-07    4,331,953.19      648,805.13    4,980,758.32    127,470,226.51
            19    25-May-07    4,271,506.04      607,195.93    4,878,701.97    123,198,720.47
            20    25-Jun-07    4,211,888.88      606,260.94    4,818,149.82    118,986,831.58
            21    25-Jul-07    4,153,090.42      566,686.68    4,719,777.11    114,833,741.16
            22    25-Aug-07    4,064,281.17      565,314.42    4,629,595.59    110,769,459.98
            23    25-Sep-07    3,973,241.14      545,407.50    4,518,648.63    106,796,218.85
            24    25-Oct-07    3,918,445.10      509,142.96    4,427,588.06    102,877,773.75
            25    25-Nov-07    3,864,395.72      507,155.42    4,371,551.13     99,013,378.04
            26    25-Dec-07    3,811,082.33      473,739.41    4,284,821.74     95,202,295.71
            27    25-Jan-08    3,758,494.98      469,929.27    4,228,424.24     91,443,800.73
            28    25-Feb-08    3,706,356.63      451,626.53    4,157,983.16     87,737,444.10
            29    25-Mar-08    3,654,866.94      405,686.07    4,060,553.01     84,082,577.16
            30    25-Apr-08    3,604,412.86      415,934.55    4,020,347.41     80,478,164.30
            31    25-May-08    3,554,646.71      385,546.74    3,940,193.45     76,923,517.59
            32    25-Jun-08    3,505,558.54      381,064.38    3,886,622.92     73,417,959.05
            33    25-Jul-08    3,457,139.15      352,298.52    3,809,437.67     69,960,819.90
            34    25-Aug-08    3,401,690.22      347,189.41    3,748,879.64     66,559,129.68
            35    25-Sep-08    3,347,372.37      330,586.64    3,677,959.02     63,211,757.30
            36    25-Oct-08    3,301,279.64      304,144.95    3,605,424.59     59,910,477.67
            37    25-Nov-08    3,255,814.41      298,181.57    3,553,995.98     56,654,663.26
            38    25-Dec-08    3,210,967.25      273,708.12    3,484,675.37     53,443,696.01
            39    25-Jan-09    3,166,729.81      266,429.15    3,433,158.96     50,276,966.20
            40    25-Feb-09    3,122,718.48      250,800.29    3,373,518.77     47,154,247.72
            41    25-Mar-09    3,079,262.82      212,685.78    3,291,948.60     44,074,984.90
            42    25-Apr-09    3,036,824.02      220,235.57    3,257,059.59     41,038,160.88
            43    25-May-09    2,994,962.95      198,595.63    3,193,558.58     38,043,197.94
            44    25-Jun-09    2,953,671.16      190,379.41    3,144,050.56     35,089,526.78
            45    25-Jul-09    2,912,940.95      170,038.58    3,082,979.54     32,176,585.83
            46    25-Aug-09    2,872,392.57      161,213.16    3,033,605.73     29,304,193.25
            47    25-Sep-09    2,832,391.15      146,852.75    2,979,243.90     26,471,802.11
            48    25-Oct-09    2,793,317.94      128,484.42    2,921,802.36     23,678,484.17
            49    25-Nov-09    2,239,214.74      118,861.97    2,358,076.70     21,439,269.43
            50    25-Dec-09    2,064,737.87      104,671.34    2,169,409.21     19,374,531.56
            51    25-Jan-10    2,036,238.33       97,379.48    2,133,617.81     17,338,293.22
            52    25-Feb-10    2,007,943.65       87,189.81    2,095,133.46     15,330,349.57
            53    25-Mar-10    1,979,997.03       69,693.00    2,049,690.02     13,350,352.55
            54    25-Apr-10    1,952,654.57       67,231.94    2,019,886.51     11,397,697.97
            55    25-May-10    1,925,684.61       55,583.91    1,981,268.53      9,472,013.36
            56    25-Jun-10    1,899,081.72       47,762.25    1,946,843.96      7,572,931.65
            57    25-Jul-10    1,872,840.92       36,976.54    1,909,817.46      5,700,090.72
            58    25-Aug-10    1,846,704.01       28,779.44    1,875,483.45      3,853,386.71
            59    25-Sep-10    1,820,924.34       19,476.31    1,840,400.65      2,032,462.37
            60    25-Oct-10    1,795,752.62        9,947.16    1,805,699.78        236,709.75
            61    25-Nov-10      236,709.75        1,197.85      237,907.59                --



                         To Call
             CPR 15      FWD + 200                WAL            2.11
       --------------------------------------------------------------------------------------
        Period         Date     Principal        Interest       Cash Flow         Balance
       ======================================================================================
        Total
             0    28-Oct-05              --              --              --    215,553,000.00
             1    25-Nov-05    5,493,825.83    1,054,779.63    6,548,605.46    210,059,174.17
             2    25-Dec-05    5,421,932.74    1,124,567.54    6,546,500.29    204,637,241.42
             3    25-Jan-06    5,346,533.94    1,151,259.28    6,497,793.22    199,290,707.48
             4    25-Feb-06    5,272,168.50    1,128,321.21    6,400,489.71    194,018,538.98
             5    25-Mar-06    5,198,822.39    1,003,894.82    6,202,717.21    188,819,716.59
             6    25-Apr-06    5,126,481.73    1,085,932.98    6,212,414.71    183,693,234.86
             7    25-May-06    5,055,132.86    1,026,007.85    6,081,140.71    178,638,102.01
             8    25-Jun-06    4,984,762.29    1,035,045.14    6,019,807.43    173,653,339.71
             9    25-Jul-06    4,915,356.72      975,690.10    5,891,046.83    168,737,982.99
            10    25-Aug-06    4,846,903.03      980,430.63    5,827,333.66    163,891,079.96
            11    25-Sep-06    4,779,388.27      953,119.32    5,732,507.59    159,111,691.69
            12    25-Oct-06    4,712,799.66      895,855.84    5,608,655.50    154,398,892.03
            13    25-Nov-06    4,647,124.61      897,282.68    5,544,407.30    149,751,767.42
            14    25-Dec-06    4,582,350.70      844,447.72    5,426,798.42    145,169,416.73
            15    25-Jan-07    4,518,465.65      842,238.40    5,360,704.05    140,650,951.07
            16    25-Feb-07    4,455,457.39      815,100.43    5,270,557.82    136,195,493.68
            17    25-Mar-07    4,393,313.98      712,093.14    5,105,407.13    131,802,179.70
            18    25-Apr-07    4,331,921.79      762,301.45    5,094,223.24    127,470,257.91
            19    25-May-07    4,271,475.36      713,421.29    4,984,896.65    123,198,782.55
            20    25-Jun-07    4,211,858.91      712,349.08    4,924,207.99    118,986,923.64
            21    25-Jul-07    4,153,061.14      665,842.89    4,818,904.03    114,833,862.50
            22    25-Aug-07    4,051,972.35      664,199.73    4,716,172.08    110,781,890.15
            23    25-Sep-07    3,947,692.39      640,864.22    4,588,556.60    106,834,197.77
            24    25-Oct-07    3,893,497.57      598,352.52    4,491,850.09    102,940,700.20
            25    25-Nov-07    3,840,039.12      596,109.01    4,436,148.12     99,100,661.09
            26    25-Dec-07    3,787,306.62      556,740.91    4,344,047.52     95,313,354.47
            27    25-Jan-08    3,735,290.26      552,552.86    4,287,843.11     91,578,064.21
            28    25-Feb-08    3,683,595.73      531,148.52    4,214,744.25     87,894,468.49
            29    25-Mar-08    3,632,364.68      477,216.01    4,109,580.69     84,262,103.80
            30    25-Apr-08    3,582,461.97      489,381.66    4,071,843.63     80,679,641.83
            31    25-May-08    3,533,237.64      453,744.99    3,986,982.64     77,146,404.19
            32    25-Jun-08    3,484,681.96      448,600.15    3,933,282.11     73,661,722.22
            33    25-Jul-08    3,436,785.90      414,853.00    3,851,638.90     70,224,936.32
            34    25-Aug-08    3,378,862.34      408,971.60    3,787,833.94     66,846,073.98
            35    25-Sep-08    3,322,176.43      389,573.74    3,711,750.17     63,523,897.55
            36    25-Oct-08    3,276,719.52      358,583.40    3,635,302.93     60,247,178.03
            37    25-Nov-08    3,231,878.99      351,736.88    3,583,615.87     57,015,299.04
            38    25-Dec-08    3,187,645.69      322,963.16    3,510,608.85     53,827,653.35
            39    25-Jan-09    3,144,011.44      314,694.85    3,458,706.29     50,683,641.91
            40    25-Feb-09    3,100,646.63      296,473.19    3,397,119.82     47,582,995.29
            41    25-Mar-09    3,057,832.75      251,628.61    3,309,461.35     44,525,162.54
            42    25-Apr-09    3,015,962.80      260,826.15    3,276,788.95     41,509,199.74
            43    25-May-09    2,974,660.52      235,466.12    3,210,126.65     38,534,539.21
            44    25-Jun-09    2,933,917.71      226,020.74    3,159,938.45     35,600,621.51
            45    25-Jul-09    2,893,726.81      202,182.46    3,095,909.27     32,706,894.70
            46    25-Aug-09    2,853,760.10      192,034.42    3,045,794.52     29,853,134.60
            47    25-Sep-09    2,814,331.07      175,310.54    2,989,641.61     27,038,803.53
            48    25-Oct-09    2,775,766.01      153,768.77    2,929,534.79     24,263,037.52
            49    25-Nov-09    2,366,547.33      142,689.49    2,509,236.83     21,896,490.19
            50    25-Dec-09    2,052,150.16      125,150.67    2,177,300.83     19,844,340.02
            51    25-Jan-10    2,024,016.47      116,828.99    2,140,845.47     17,820,323.55
            52    25-Feb-10    1,996,105.85      104,959.10    2,101,064.94     15,824,217.70
            53    25-Mar-10    1,968,541.62       84,245.88    2,052,787.50     13,855,676.08
            54    25-Apr-10    1,941,544.06       81,708.01    2,023,252.06     11,914,132.03
            55    25-May-10    1,914,912.72       68,030.89    1,982,943.60      9,999,219.31
            56    25-Jun-10    1,888,642.32       59,031.10    1,947,673.42      8,110,576.99
            57    25-Jul-10    1,862,727.99       46,360.53    1,909,088.52      6,247,849.00
            58    25-Aug-10    1,836,944.87       36,925.13    1,873,870.00      4,410,904.14
            59    25-Sep-10    1,811,512.59       26,092.46    1,837,605.06      2,599,391.54
            60    25-Oct-10    1,786,647.83       14,887.95    1,801,535.78        812,743.72
            61    25-Nov-10      812,743.72        4,812.68      817,556.39                --



                         To Maturity
             CPR 15      FWD + 100                 WAL           2.10
      ---------------------------------------------------------------------------------------
        Period         Date     Principal        Interest       Cash Flow         Balance
      =======================================================================================
        Total
             0    28-Oct-05              --              --              --    215,553,000.00
             1    25-Nov-05    5,493,825.83      887,127.29    6,380,953.12    210,059,174.17
             2    25-Dec-05    5,421,932.74      949,518.23    6,371,450.98    204,637,241.42
             3    25-Jan-06    5,346,533.94      975,043.87    6,321,577.82    199,290,707.48
             4    25-Feb-06    5,272,168.50      956,709.77    6,228,878.27    194,018,538.98
             5    25-Mar-06    5,198,822.39      852,991.51    6,051,813.90    188,819,716.59
             6    25-Apr-06    5,126,481.73      923,338.22    6,049,819.95    183,693,234.86
             7    25-May-06    5,055,132.86      872,930.15    5,928,063.01    178,638,102.01
             8    25-Jun-06    4,984,762.29      881,217.89    5,865,980.18    173,653,339.71
             9    25-Jul-06    4,915,356.72      830,978.99    5,746,335.71    168,737,982.99
            10    25-Aug-06    4,846,903.03      835,128.48    5,682,031.51    163,891,079.96
            11    25-Sep-06    4,779,388.27      811,990.89    5,591,379.16    159,111,691.69
            12    25-Oct-06    4,712,799.66      763,262.76    5,476,062.42    154,398,892.03
            13    25-Nov-06    4,647,124.61      764,328.08    5,411,452.69    149,751,767.42
            14    25-Dec-06    4,582,350.70      719,654.58    5,302,005.28    145,169,416.73
            15    25-Jan-07    4,518,465.65      717,231.40    5,235,697.05    140,650,951.07
            16    25-Feb-07    4,455,457.39      693,984.33    5,149,441.73    136,195,493.68
            17    25-Mar-07    4,393,313.98      606,163.32    4,999,477.30    131,802,179.70
            18    25-Apr-07    4,331,953.19      648,805.13    4,980,758.32    127,470,226.51
            19    25-May-07    4,271,506.04      607,195.93    4,878,701.97    123,198,720.47
            20    25-Jun-07    4,211,888.88      606,260.94    4,818,149.82    118,986,831.58
            21    25-Jul-07    4,153,090.42      566,686.68    4,719,777.11    114,833,741.16
            22    25-Aug-07    4,064,281.17      565,314.42    4,629,595.59    110,769,459.98
            23    25-Sep-07    3,973,241.14      545,407.50    4,518,648.63    106,796,218.85
            24    25-Oct-07    3,918,445.10      509,142.96    4,427,588.06    102,877,773.75
            25    25-Nov-07    3,864,395.72      507,155.42    4,371,551.13     99,013,378.04
            26    25-Dec-07    3,811,082.33      473,739.41    4,284,821.74     95,202,295.71
            27    25-Jan-08    3,758,494.98      469,929.27    4,228,424.24     91,443,800.73
            28    25-Feb-08    3,706,356.63      451,626.53    4,157,983.16     87,737,444.10
            29    25-Mar-08    3,654,866.94      405,686.07    4,060,553.01     84,082,577.16
            30    25-Apr-08    3,604,412.86      415,934.55    4,020,347.41     80,478,164.30
            31    25-May-08    3,554,646.71      385,546.74    3,940,193.45     76,923,517.59
            32    25-Jun-08    3,505,558.54      381,064.38    3,886,622.92     73,417,959.05
            33    25-Jul-08    3,457,139.15      352,298.52    3,809,437.67     69,960,819.90
            34    25-Aug-08    3,401,690.22      347,189.41    3,748,879.64     66,559,129.68
            35    25-Sep-08    3,347,372.37      330,586.64    3,677,959.02     63,211,757.30
            36    25-Oct-08    3,301,279.64      304,144.95    3,605,424.59     59,910,477.67
            37    25-Nov-08    3,255,814.41      298,181.57    3,553,995.98     56,654,663.26
            38    25-Dec-08    3,210,967.25      273,708.12    3,484,675.37     53,443,696.01
            39    25-Jan-09    3,166,729.81      266,429.15    3,433,158.96     50,276,966.20
            40    25-Feb-09    3,122,718.48      250,800.29    3,373,518.77     47,154,247.72
            41    25-Mar-09    3,079,262.82      212,685.78    3,291,948.60     44,074,984.90
            42    25-Apr-09    3,036,824.02      220,235.57    3,257,059.59     41,038,160.88
            43    25-May-09    2,994,962.95      198,595.63    3,193,558.58     38,043,197.94
            44    25-Jun-09    2,953,671.16      190,379.41    3,144,050.56     35,089,526.78
            45    25-Jul-09    2,912,940.95      170,038.58    3,082,979.54     32,176,585.83
            46    25-Aug-09    2,872,392.57      161,213.16    3,033,605.73     29,304,193.25
            47    25-Sep-09    2,832,391.15      146,852.75    2,979,243.90     26,471,802.11
            48    25-Oct-09    2,793,317.94      128,484.42    2,921,802.36     23,678,484.17
            49    25-Nov-09    2,239,214.74      118,861.97    2,358,076.70     21,439,269.43
            50    25-Dec-09    2,064,737.87      104,671.34    2,169,409.21     19,374,531.56
            51    25-Jan-10    2,036,238.33       97,379.48    2,133,617.81     17,338,293.22
            52    25-Feb-10    2,007,943.65       87,189.81    2,095,133.46     15,330,349.57
            53    25-Mar-10    1,979,997.03       69,693.00    2,049,690.02     13,350,352.55
            54    25-Apr-10    1,952,654.57       67,231.94    2,019,886.51     11,397,697.97
            55    25-May-10    1,925,684.61       55,583.91    1,981,268.53      9,472,013.36
            56    25-Jun-10    1,899,081.72       47,762.25    1,946,843.96      7,572,931.65
            57    25-Jul-10    1,872,840.92       36,976.54    1,909,817.46      5,700,090.72
            58    25-Aug-10    1,846,704.01       28,779.44    1,875,483.45      3,853,386.71
            59    25-Sep-10    1,820,924.34       19,476.31    1,840,400.65      2,032,462.37
            60    25-Oct-10    1,795,752.62        9,947.16    1,805,699.78        236,709.75
            61    25-Nov-10      236,709.75        1,197.85      237,907.59                --



                         To Maturity
             CPR 15      FWD + 200                 WAL          2.11
      --------------------------------------------------------------------------------------
        Period         Date     Principal        Interest       Cash Flow         Balance
      ======================================================================================
        Total
             0    28-Oct-05              --              --              --    215,553,000.00
             1    25-Nov-05    5,493,825.83    1,054,779.63    6,548,605.46    210,059,174.17
             2    25-Dec-05    5,421,932.74    1,124,567.54    6,546,500.29    204,637,241.42
             3    25-Jan-06    5,346,533.94    1,151,259.28    6,497,793.22    199,290,707.48
             4    25-Feb-06    5,272,168.50    1,128,321.21    6,400,489.71    194,018,538.98
             5    25-Mar-06    5,198,822.39    1,003,894.82    6,202,717.21    188,819,716.59
             6    25-Apr-06    5,126,481.73    1,085,932.98    6,212,414.71    183,693,234.86
             7    25-May-06    5,055,132.86    1,026,007.85    6,081,140.71    178,638,102.01
             8    25-Jun-06    4,984,762.29    1,035,045.14    6,019,807.43    173,653,339.71
             9    25-Jul-06    4,915,356.72      975,690.10    5,891,046.83    168,737,982.99
            10    25-Aug-06    4,846,903.03      980,430.63    5,827,333.66    163,891,079.96
            11    25-Sep-06    4,779,388.27      953,119.32    5,732,507.59    159,111,691.69
            12    25-Oct-06    4,712,799.66      895,855.84    5,608,655.50    154,398,892.03
            13    25-Nov-06    4,647,124.61      897,282.68    5,544,407.30    149,751,767.42
            14    25-Dec-06    4,582,350.70      844,447.72    5,426,798.42    145,169,416.73
            15    25-Jan-07    4,518,465.65      842,238.40    5,360,704.05    140,650,951.07
            16    25-Feb-07    4,455,457.39      815,100.43    5,270,557.82    136,195,493.68
            17    25-Mar-07    4,393,313.98      712,093.14    5,105,407.13    131,802,179.70
            18    25-Apr-07    4,331,921.79      762,301.45    5,094,223.24    127,470,257.91
            19    25-May-07    4,271,475.36      713,421.29    4,984,896.65    123,198,782.55
            20    25-Jun-07    4,211,858.91      712,349.08    4,924,207.99    118,986,923.64
            21    25-Jul-07    4,153,061.14      665,842.89    4,818,904.03    114,833,862.50
            22    25-Aug-07    4,051,972.35      664,199.73    4,716,172.08    110,781,890.15
            23    25-Sep-07    3,947,692.39      640,864.22    4,588,556.60    106,834,197.77
            24    25-Oct-07    3,893,497.57      598,352.52    4,491,850.09    102,940,700.20
            25    25-Nov-07    3,840,039.12      596,109.01    4,436,148.12     99,100,661.09
            26    25-Dec-07    3,787,306.62      556,740.91    4,344,047.52     95,313,354.47
            27    25-Jan-08    3,735,290.26      552,552.86    4,287,843.11     91,578,064.21
            28    25-Feb-08    3,683,595.73      531,148.52    4,214,744.25     87,894,468.49
            29    25-Mar-08    3,632,364.68      477,216.01    4,109,580.69     84,262,103.80
            30    25-Apr-08    3,582,461.97      489,381.66    4,071,843.63     80,679,641.83
            31    25-May-08    3,533,237.64      453,744.99    3,986,982.64     77,146,404.19
            32    25-Jun-08    3,484,681.96      448,600.15    3,933,282.11     73,661,722.22
            33    25-Jul-08    3,436,785.90      414,853.00    3,851,638.90     70,224,936.32
            34    25-Aug-08    3,378,862.34      408,971.60    3,787,833.94     66,846,073.98
            35    25-Sep-08    3,322,176.43      389,573.74    3,711,750.17     63,523,897.55
            36    25-Oct-08    3,276,719.52      358,583.40    3,635,302.93     60,247,178.03
            37    25-Nov-08    3,231,878.99      351,736.88    3,583,615.87     57,015,299.04
            38    25-Dec-08    3,187,645.69      322,963.16    3,510,608.85     53,827,653.35
            39    25-Jan-09    3,144,011.44      314,694.85    3,458,706.29     50,683,641.91
            40    25-Feb-09    3,100,646.63      296,473.19    3,397,119.82     47,582,995.29
            41    25-Mar-09    3,057,832.75      251,628.61    3,309,461.35     44,525,162.54
            42    25-Apr-09    3,015,962.80      260,826.15    3,276,788.95     41,509,199.74
            43    25-May-09    2,974,660.52      235,466.12    3,210,126.65     38,534,539.21
            44    25-Jun-09    2,933,917.71      226,020.74    3,159,938.45     35,600,621.51
            45    25-Jul-09    2,893,726.81      202,182.46    3,095,909.27     32,706,894.70
            46    25-Aug-09    2,853,760.10      192,034.42    3,045,794.52     29,853,134.60
            47    25-Sep-09    2,814,331.07      175,310.54    2,989,641.61     27,038,803.53
            48    25-Oct-09    2,775,766.01      153,768.77    2,929,534.79     24,263,037.52
            49    25-Nov-09    2,366,547.33      142,689.49    2,509,236.83     21,896,490.19
            50    25-Dec-09    2,052,150.16      125,150.67    2,177,300.83     19,844,340.02
            51    25-Jan-10    2,024,016.47      116,828.99    2,140,845.47     17,820,323.55
            52    25-Feb-10    1,996,105.85      104,959.10    2,101,064.94     15,824,217.70
            53    25-Mar-10    1,968,541.62       84,245.88    2,052,787.50     13,855,676.08
            54    25-Apr-10    1,941,544.06       81,708.01    2,023,252.06     11,914,132.03
            55    25-May-10    1,914,912.72       68,030.89    1,982,943.60      9,999,219.31
            56    25-Jun-10    1,888,642.32       59,031.10    1,947,673.42      8,110,576.99
            57    25-Jul-10    1,862,727.99       46,360.53    1,909,088.52      6,247,849.00
            58    25-Aug-10    1,836,944.87       36,925.13    1,873,870.00      4,410,904.14
            59    25-Sep-10    1,811,512.59       26,092.46    1,837,605.06      2,599,391.54
            60    25-Oct-10    1,786,647.83       14,887.95    1,801,535.78        812,743.72
            61    25-Nov-10      812,743.72        4,812.68      817,556.39                --

------------------------------
        EFFECTIVE AFC
==============================


                    10.000000
                     9.937300
                     9.867650
                     9.802660
                     9.787330
                     9.674960
                     9.634770
                     9.550180
                     9.518580
                     9.428190
                     9.368180
                     9.349030
                     9.250110
                     9.238970
                     9.134450
                     9.077500
                     9.204100
                     8.966070
                     8.974210
                     8.855990
                     8.871480
                     9.115170
                     9.524220
                     9.613310
                     9.486410
                     9.583760
                     9.448880
                     9.583510
                    10.208050
                     9.747480
                     9.888600
                     9.732680
                     9.882530
                    10.209010
                    10.943230
                    11.311580
                    10.949220
                    11.316860
                    10.954440
                    11.416100
                    13.222520
                    11.946040
                    12.347530
                    11.952480
                    12.354330
                    12.055100
                    12.161150
                    12.570220
                    12.168400
                    12.576950
                    12.171890
                    12.268530
                    13.697380
                    12.372490
                    12.785600
                    12.373840
                    12.787010
                    12.375230
                    12.375940
                    12.789210
                    12.377390


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does
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disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

 WFALT
  A1                         To Call
                             FWD + 100                        WAL             1.33
      -----------------------------------------------------------------------------------------
        Period         Date     Principal        Interest       Cash Flow         Balance
      =========================================================================================
        Total
             0    28-Oct-05              --              --              --    215,553,000.00
             1    25-Nov-05    3,663,447.11      887,127.29    4,550,574.41    211,889,552.89
             2    25-Dec-05    4,340,959.20      957,791.99    5,298,751.18    207,548,593.69
             3    25-Jan-06    5,006,062.53      988,915.72    5,994,978.25    202,542,531.16
             4    25-Feb-06    5,659,746.72      972,320.39    6,632,067.11    196,882,784.44
             5    25-Mar-06    6,298,419.43      865,584.01    7,164,003.44    190,584,365.00
             6    25-Apr-06    6,917,723.29      931,967.44    7,849,690.74    183,666,641.71
             7    25-May-06    7,514,906.31      872,803.78    8,387,710.09    176,151,735.40
             8    25-Jun-06    8,086,470.34      868,952.69    8,955,423.03    168,065,265.06
             9    25-Jul-06    8,629,010.18      804,238.51    9,433,248.69    159,436,254.88
            10    25-Aug-06    8,798,016.08      789,091.79    9,587,107.87    150,638,238.80
            11    25-Sep-06    8,564,473.56      746,330.29    9,310,803.86    142,073,765.24
            12    25-Oct-06    8,337,093.91      681,531.40    9,018,625.31    133,736,671.33
            13    25-Nov-06    8,115,715.20      662,042.92    8,777,758.13    125,620,956.13
            14    25-Dec-06    7,900,179.78      603,690.35    8,503,870.13    117,720,776.35
            15    25-Jan-07    7,690,334.11      581,617.25    8,271,951.36    110,030,442.24
            16    25-Feb-07    7,486,028.65      542,900.01    8,028,928.67    102,544,413.59
            17    25-Mar-07    7,291,101.81      456,392.94    7,747,494.76     95,253,311.77
            18    25-Apr-07    7,097,112.71      468,890.86    7,566,003.57     88,156,199.06
            19    25-May-07    6,908,312.79      419,926.18    7,328,238.97     81,247,886.27
            20    25-Jun-07    6,724,506.70      399,820.87    7,124,327.57     74,523,379.57
            21    25-Jul-07    7,947,013.59      354,925.05    8,301,938.63     66,576,365.99
            22    25-Aug-07    9,267,970.12      327,748.44    9,595,718.56     57,308,395.87
            23    25-Sep-07    8,868,375.51      282,175.51    9,150,551.01     48,440,020.36
            24    25-Oct-07    8,513,703.63      230,934.16    8,744,637.80     39,926,316.73
            25    25-Nov-07    8,173,442.86      196,824.32    8,370,267.18     31,752,873.87
            26    25-Dec-07    6,561,165.24      151,924.80    6,713,090.04     25,191,708.63
            27    25-Jan-08    4,846,787.67      124,349.11    4,971,136.79     20,344,920.96
            28    25-Feb-08    4,726,760.08      100,480.36    4,827,240.44     15,618,160.87
            29    25-Mar-08    4,609,644.28       72,216.26    4,681,860.54     11,008,516.60
            30    25-Apr-08    4,495,649.71       54,456.26    4,550,105.97      6,512,866.89
            31    25-May-08    4,384,461.79       31,201.19    4,415,662.98      2,128,405.10
            32    25-Jun-08    2,128,405.10       10,543.71    2,138,948.81                --


                         To Call
                         FWD + 200                WAL            1.33
       --------------------------------------------------------------------------------------
        Period         Date     Principal        Interest       Cash Flow         Balance
       ======================================================================================
        Total
             0    28-Oct-05              --              --              --    215,553,000.00
             1    25-Nov-05    3,663,447.11    1,054,779.63    4,718,226.74    211,889,552.89
             2    25-Dec-05    4,340,959.20    1,134,366.61    5,475,325.81    207,548,593.69
             3    25-Jan-06    5,006,062.53    1,167,638.12    6,173,700.65    202,542,531.16
             4    25-Feb-06    5,659,746.72    1,146,732.01    6,806,478.73    196,882,784.44
             5    25-Mar-06    6,298,419.43    1,018,715.06    7,317,134.49    190,584,365.00
             6    25-Apr-06    6,917,723.29    1,096,081.76    8,013,805.05    183,666,641.71
             7    25-May-06    7,514,906.31    1,025,859.31    8,540,765.63    176,151,735.40
             8    25-Jun-06    8,086,470.34    1,020,638.91    9,107,109.25    168,065,265.06
             9    25-Jul-06    8,629,010.18      944,292.90    9,573,303.07    159,436,254.88
            10    25-Aug-06    8,798,016.08      926,384.12    9,724,400.20    150,638,238.80
            11    25-Sep-06    8,564,473.56      876,046.55    9,440,520.12    142,073,765.24
            12    25-Oct-06    8,337,093.91      799,926.21    9,137,020.11    133,736,671.33
            13    25-Nov-06    8,115,715.20      777,205.06    8,892,920.26    125,620,956.13
            14    25-Dec-06    7,900,179.78      708,374.48    8,608,554.26    117,720,776.35
            15    25-Jan-07    7,690,334.11      682,987.92    8,373,322.03    110,030,442.24
            16    25-Feb-07    7,486,028.65      637,648.45    8,123,677.10    102,544,413.59
            17    25-Mar-07    7,291,101.81      536,149.71    7,827,251.52     95,253,311.77
            18    25-Apr-07    7,097,087.98      550,914.54    7,648,002.53     88,156,223.79
            19    25-May-07    6,908,290.03      493,389.81    7,401,679.85     81,247,933.75
            20    25-Jun-07    6,724,485.78      469,784.60    7,194,270.38     74,523,447.97
            21    25-Jul-07    7,946,994.41      417,028.25    8,364,022.66     66,576,453.56
            22    25-Aug-07    9,258,244.56      385,078.60    9,643,323.15     57,318,209.01
            23    25-Sep-07    8,848,673.59      331,581.17    9,180,254.76     48,469,535.42
            24    25-Oct-07    8,495,592.96      271,466.15    8,767,059.11     39,973,942.46
            25    25-Nov-07    8,156,827.88      231,481.11    8,388,308.99     31,817,114.58
            26    25-Dec-07    6,545,182.07      178,746.43    6,723,928.50     25,271,932.51
            27    25-Jan-08    4,831,015.14      146,507.05    4,977,522.19     20,440,917.37
            28    25-Feb-08    4,711,638.47      118,556.37    4,830,194.85     15,729,278.89
            29    25-Mar-08    4,595,026.46       85,400.87    4,680,427.32     11,134,252.44
            30    25-Apr-08    4,481,729.60       64,666.07    4,546,395.67      6,652,522.84
            31    25-May-08    4,371,215.96       37,414.01    4,408,629.97      2,281,306.88
            32    25-Jun-08    2,281,306.88       13,265.62    2,294,572.50                --


                         To Maturity
                         FWD + 100                 WAL           1.33
      ---------------------------------------------------------------------------------------
        Period         Date     Principal        Interest       Cash Flow         Balance
      =======================================================================================
        Total
             0    28-Oct-05              --              --              --    215,553,000.00
             1    25-Nov-05    3,663,447.11      887,127.29    4,550,574.41    211,889,552.89
             2    25-Dec-05    4,340,959.20      957,791.99    5,298,751.18    207,548,593.69
             3    25-Jan-06    5,006,062.53      988,915.72    5,994,978.25    202,542,531.16
             4    25-Feb-06    5,659,746.72      972,320.39    6,632,067.11    196,882,784.44
             5    25-Mar-06    6,298,419.43      865,584.01    7,164,003.44    190,584,365.00
             6    25-Apr-06    6,917,723.29      931,967.44    7,849,690.74    183,666,641.71
             7    25-May-06    7,514,906.31      872,803.78    8,387,710.09    176,151,735.40
             8    25-Jun-06    8,086,470.34      868,952.69    8,955,423.03    168,065,265.06
             9    25-Jul-06    8,629,010.18      804,238.51    9,433,248.69    159,436,254.88
            10    25-Aug-06    8,798,016.08      789,091.79    9,587,107.87    150,638,238.80
            11    25-Sep-06    8,564,473.56      746,330.29    9,310,803.86    142,073,765.24
            12    25-Oct-06    8,337,093.91      681,531.40    9,018,625.31    133,736,671.33
            13    25-Nov-06    8,115,715.20      662,042.92    8,777,758.13    125,620,956.13
            14    25-Dec-06    7,900,179.78      603,690.35    8,503,870.13    117,720,776.35
            15    25-Jan-07    7,690,334.11      581,617.25    8,271,951.36    110,030,442.24
            16    25-Feb-07    7,486,028.65      542,900.01    8,028,928.67    102,544,413.59
            17    25-Mar-07    7,291,101.81      456,392.94    7,747,494.76     95,253,311.77
            18    25-Apr-07    7,097,112.71      468,890.86    7,566,003.57     88,156,199.06
            19    25-May-07    6,908,312.79      419,926.18    7,328,238.97     81,247,886.27
            20    25-Jun-07    6,724,506.70      399,820.87    7,124,327.57     74,523,379.57
            21    25-Jul-07    7,947,013.59      354,925.05    8,301,938.63     66,576,365.99
            22    25-Aug-07    9,267,970.12      327,748.44    9,595,718.56     57,308,395.87
            23    25-Sep-07    8,868,375.51      282,175.51    9,150,551.01     48,440,020.36
            24    25-Oct-07    8,513,703.63      230,934.16    8,744,637.80     39,926,316.73
            25    25-Nov-07    8,173,442.86      196,824.32    8,370,267.18     31,752,873.87
            26    25-Dec-07    6,561,165.24      151,924.80    6,713,090.04     25,191,708.63
            27    25-Jan-08    4,846,787.67      124,349.11    4,971,136.79     20,344,920.96
            28    25-Feb-08    4,726,760.08      100,480.36    4,827,240.44     15,618,160.87
            29    25-Mar-08    4,609,644.28       72,216.26    4,681,860.54     11,008,516.60
            30    25-Apr-08    4,495,649.71       54,456.26    4,550,105.97      6,512,866.89
            31    25-May-08    4,384,461.79       31,201.19    4,415,662.98      2,128,405.10
            32    25-Jun-08    2,128,405.10       10,543.71    2,138,948.81                --


                         To Maturity
                         FWD + 200                 WAL          1.33
       --------------------------------------------------------------------------------------
        Period         Date     Principal        Interest       Cash Flow         Balance
       ======================================================================================
        Total
            --    28-Oct-05              --              --              --    215,553,000.00
          1.00    25-Nov-05    3,663,447.11    1,054,779.63    4,718,226.74    211,889,552.89
          2.00    25-Dec-05    4,340,959.20    1,134,366.61    5,475,325.81    207,548,593.69
          3.00    25-Jan-06    5,006,062.53    1,167,638.12    6,173,700.65    202,542,531.16
          4.00    25-Feb-06    5,659,746.72    1,146,732.01    6,806,478.73    196,882,784.44
          5.00    25-Mar-06    6,298,419.43    1,018,715.06    7,317,134.49    190,584,365.00
          6.00    25-Apr-06    6,917,723.29    1,096,081.76    8,013,805.05    183,666,641.71
          7.00    25-May-06    7,514,906.31    1,025,859.31    8,540,765.63    176,151,735.40
          8.00    25-Jun-06    8,086,470.34    1,020,638.91    9,107,109.25    168,065,265.06
          9.00    25-Jul-06    8,629,010.18      944,292.90    9,573,303.07    159,436,254.88
         10.00    25-Aug-06    8,798,016.08      926,384.12    9,724,400.20    150,638,238.80
         11.00    25-Sep-06    8,564,473.56      876,046.55    9,440,520.12    142,073,765.24
         12.00    25-Oct-06    8,337,093.91      799,926.21    9,137,020.11    133,736,671.33
         13.00    25-Nov-06    8,115,715.20      777,205.06    8,892,920.26    125,620,956.13
         14.00    25-Dec-06    7,900,179.78      708,374.48    8,608,554.26    117,720,776.35
         15.00    25-Jan-07    7,690,334.11      682,987.92    8,373,322.03    110,030,442.24
         16.00    25-Feb-07    7,486,028.65      637,648.45    8,123,677.10    102,544,413.59
         17.00    25-Mar-07    7,291,101.81      536,149.71    7,827,251.52     95,253,311.77
         18.00    25-Apr-07    7,097,087.98      550,914.54    7,648,002.53     88,156,223.79
         19.00    25-May-07    6,908,290.03      493,389.81    7,401,679.85     81,247,933.75
         20.00    25-Jun-07    6,724,485.78      469,784.60    7,194,270.38     74,523,447.97
         21.00    25-Jul-07    7,946,994.41      417,028.25    8,364,022.66     66,576,453.56
         22.00    25-Aug-07    9,258,244.56      385,078.60    9,643,323.15     57,318,209.01
         23.00    25-Sep-07    8,848,673.59      331,581.17    9,180,254.76     48,469,535.42
         24.00    25-Oct-07    8,495,592.96      271,466.15    8,767,059.11     39,973,942.46
         25.00    25-Nov-07    8,156,827.88      231,481.11    8,388,308.99     31,817,114.58
         26.00    25-Dec-07    6,545,182.07      178,746.43    6,723,928.50     25,271,932.51
         27.00    25-Jan-08    4,831,015.14      146,507.05    4,977,522.19     20,440,917.37
         28.00    25-Feb-08    4,711,638.47      118,556.37    4,830,194.85     15,729,278.89
         29.00    25-Mar-08    4,595,026.46       85,400.87    4,680,427.32     11,134,252.44
         30.00    25-Apr-08    4,481,729.60       64,666.07    4,546,395.67      6,652,522.84
         31.00    25-May-08    4,371,215.96       37,414.01    4,408,629.97      2,281,306.88
         32.00    25-Jun-08    2,281,306.88       13,265.62    2,294,572.50                --


------------------
  EFFECTIVE AFC
==================

        10.000000
         9.919000
         9.836940
         9.768560
         9.763170
         9.656810
         9.635680
         9.577450
         9.576070
         9.530270
         9.514930
         9.528640
         9.483780
         9.498980
         9.451920
         9.435700
         9.528130
         9.402900
         9.421830
         9.368870
         9.389280
         9.523710
         9.766260
         9.815430
         9.773350
         9.817050
         9.774750
         9.809900
        10.212250
         9.862470
         9.911920
         9.857040

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

WFALT
 A1                           To Call
                              FWD + 100                        WAL             1.52
      -----------------------------------------------------------------------------------------
        Period         Date     Principal        Interest        Cash Flow         Balance
      =========================================================================================
        Total
             0    28-Oct-05              --              --               --    215,553,000.00
             1    25-Nov-05    3,268,627.42      887,127.29     4,155,754.71    212,284,372.58
             2    25-Dec-05    3,785,974.80      959,576.67     4,745,551.46    208,498,397.79
             3    25-Jan-06    4,292,201.77      993,441.29     5,285,643.06    204,206,196.02
             4    25-Feb-06    4,789,719.16      980,306.93     5,770,026.10    199,416,476.85
             5    25-Mar-06    5,276,469.14      876,723.24     6,153,192.38    194,140,007.71
             6    25-Apr-06    5,749,754.91      949,354.72     6,699,109.63    188,390,252.80
             7    25-May-06    6,208,155.96      895,250.89     7,103,406.85    182,182,096.84
             8    25-Jun-06    6,649,611.53      898,700.34     7,548,311.87    175,532,485.31
             9    25-Jul-06    7,072,207.91      839,971.21     7,912,179.12    168,460,277.40
            10    25-Aug-06    7,219,232.11      833,754.04     8,052,986.15    161,241,045.29
            11    25-Sep-06    7,066,901.40      798,861.41     7,865,762.81    154,174,143.89
            12    25-Oct-06    6,917,757.45      739,577.22     7,657,334.67    147,256,386.44
            13    25-Nov-06    6,771,733.98      728,970.20     7,500,704.18    140,484,652.46
            14    25-Dec-06    6,628,766.10      675,120.07     7,303,886.17    133,855,886.36
            15    25-Jan-07    6,488,790.26      661,335.20     7,150,125.46    127,367,096.10
            16    25-Feb-07    6,351,744.22      628,440.61     6,980,184.83    121,015,351.88
            17    25-Mar-07    6,223,370.84      538,601.28     6,761,972.11    114,791,981.04
            18    25-Apr-07    6,091,572.31      565,071.28     6,656,643.59    108,700,408.73
            19    25-May-07    5,962,607.87      517,787.15     6,480,395.02    102,737,800.86
            20    25-Jun-07    5,836,354.06      505,572.75     6,341,926.80     96,901,446.80
            21    25-Jul-07    7,770,520.87      461,502.83     8,232,023.70     89,130,925.93
            22    25-Aug-07    9,867,745.00      438,782.16    10,306,527.16     79,263,180.93
            23    25-Sep-07    9,443,811.90      390,276.64     9,834,088.54     69,819,369.03
            24    25-Oct-07    9,068,590.31      332,858.61     9,401,448.92     60,750,778.72
            25    25-Nov-07    8,708,673.06      299,482.44     9,008,155.50     52,042,105.65
            26    25-Dec-07    6,705,980.50      249,000.66     6,954,981.16     45,336,125.15
            27    25-Jan-08    4,561,782.07      223,784.23     4,785,566.30     40,774,343.08
            28    25-Feb-08    4,465,876.21      201,378.06     4,667,254.27     36,308,466.87
            29    25-Mar-08    4,371,918.24      167,885.44     4,539,803.68     31,936,548.63
            30    25-Apr-08    4,280,178.70      157,981.77     4,438,160.46     27,656,369.93
            31    25-May-08    4,190,349.10      132,493.37     4,322,842.47     23,466,020.83
            32    25-Jun-08    4,102,389.42      116,246.18     4,218,635.59     19,363,631.41
            33    25-Jul-08    4,437,432.93       92,917.03     4,530,349.96     14,926,198.48
            34    25-Aug-08    4,766,637.84       74,073.15     4,840,710.98     10,159,560.65
            35    25-Sep-08    4,624,250.59       50,460.62     4,674,711.21      5,535,310.06
            36    25-Oct-08    4,492,620.00       26,633.28     4,519,253.28      1,042,690.06
            37    25-Nov-08              --        5,189.59         5,189.59      1,042,690.06
            38    25-Dec-08      996,654.61        5,037.41     1,001,692.02         46,035.45
            39    25-Jan-09       46,035.45          229.50        46,264.95                --


                         To Call
                         FWD + 200                WAL            1.53
       --------------------------------------------------------------------------------------
        Period         Date     Principal        Interest        Cash Flow         Balance
       ======================================================================================
        Total
             0    28-Oct-05              --              --               --    215,553,000.00
             1    25-Nov-05    3,268,627.42    1,054,779.63     4,323,407.04    212,284,372.58
             2    25-Dec-05    3,785,974.80    1,136,480.31     4,922,455.11    208,498,397.79
             3    25-Jan-06    4,292,201.77    1,172,981.58     5,465,183.35    204,206,196.02
             4    25-Feb-06    4,789,719.16    1,156,151.16     5,945,870.32    199,416,476.85
             5    25-Mar-06    5,276,469.14    1,031,824.94     6,308,294.09    194,140,007.71
             6    25-Apr-06    5,749,754.91    1,116,530.84     6,866,285.75    188,390,252.80
             7    25-May-06    6,208,155.96    1,052,242.77     7,260,398.72    182,182,096.84
             8    25-Jun-06    6,649,611.53    1,055,579.36     7,705,190.89    175,532,485.31
             9    25-Jul-06    7,072,207.91      986,248.28     8,058,456.20    168,460,277.40
            10    25-Aug-06    7,219,232.11      978,817.06     8,198,049.17    161,241,045.29
            11    25-Sep-06    7,066,901.40      937,707.87     8,004,609.27    154,174,143.89
            12    25-Oct-06    6,917,757.45      868,055.68     7,785,813.12    147,256,386.44
            13    25-Nov-06    6,771,733.98      855,774.31     7,627,508.29    140,484,652.46
            14    25-Dec-06    6,628,766.10      792,190.61     7,420,956.72    133,855,886.36
            15    25-Jan-07    6,488,790.26      776,599.99     7,265,390.25    127,367,096.10
            16    25-Feb-07    6,351,744.22      738,117.83     7,089,862.05    121,015,351.88
            17    25-Mar-07    6,223,370.84      632,724.33     6,856,095.17    114,791,981.04
            18    25-Apr-07    6,091,545.46      663,919.93     6,755,465.39    108,700,435.58
            19    25-May-07    5,962,583.16      608,370.97     6,570,954.13    102,737,852.42
            20    25-Jun-07    5,836,331.34      594,041.71     6,430,373.05     96,901,521.08
            21    25-Jul-07    7,770,500.05      542,254.45     8,312,754.50     89,131,021.03
            22    25-Aug-07    9,857,100.02      515,534.35    10,372,634.36     79,273,921.01
            23    25-Sep-07    9,422,237.75      458,593.18     9,880,830.93     69,851,683.26
            24    25-Oct-07    9,048,758.45      391,222.40     9,439,980.85     60,802,924.81
            25    25-Nov-07    8,690,478.88      352,097.58     9,042,576.45     52,112,445.93
            26    25-Dec-07    6,688,327.98      292,764.25     6,981,092.23     45,424,117.95
            27    25-Jan-08    4,544,140.18      263,333.78     4,807,473.96     40,879,977.77
            28    25-Feb-08    4,448,838.17      237,101.97     4,685,940.14     36,431,139.60
            29    25-Mar-08    4,355,327.99      197,799.97     4,553,127.95     32,075,811.62
            30    25-Apr-08    4,264,256.35      186,291.50     4,450,547.86     27,811,555.26
            31    25-May-08    4,175,075.64      156,413.11     4,331,488.76     23,636,479.62
            32    25-Jun-08    4,087,746.36      137,444.23     4,225,190.59     19,548,733.26
            33    25-Jul-08    4,423,402.25      110,095.86     4,533,498.11     15,125,331.01
            34    25-Aug-08    4,750,826.59       88,085.96     4,838,912.55     10,374,504.41
            35    25-Sep-08    4,606,853.75       60,461.81     4,667,315.55      5,767,650.67
            36    25-Oct-08    4,476,155.44       32,557.57     4,508,713.01      1,291,495.23
            37    25-Nov-08              --        7,540.05         7,540.05      1,291,495.23
            38    25-Dec-08    1,033,178.45        7,315.67     1,040,494.12        258,316.78
            39    25-Jan-09      258,316.78        1,510.21       259,826.99                --


                         To Maturity
                         FWD + 100                 WAL           1.52
       ---------------------------------------------------------------------------------------
        Period         Date     Principal        Interest        Cash Flow         Balance
       =======================================================================================
        Total
             0    28-Oct-05              --              --               --    215,553,000.00
             1    25-Nov-05    3,268,627.42      887,127.29     4,155,754.71    212,284,372.58
             2    25-Dec-05    3,785,974.80      959,576.67     4,745,551.46    208,498,397.79
             3    25-Jan-06    4,292,201.77      993,441.29     5,285,643.06    204,206,196.02
             4    25-Feb-06    4,789,719.16      980,306.93     5,770,026.10    199,416,476.85
             5    25-Mar-06    5,276,469.14      876,723.24     6,153,192.38    194,140,007.71
             6    25-Apr-06    5,749,754.91      949,354.72     6,699,109.63    188,390,252.80
             7    25-May-06    6,208,155.96      895,250.89     7,103,406.85    182,182,096.84
             8    25-Jun-06    6,649,611.53      898,700.34     7,548,311.87    175,532,485.31
             9    25-Jul-06    7,072,207.91      839,971.21     7,912,179.12    168,460,277.40
            10    25-Aug-06    7,219,232.11      833,754.04     8,052,986.15    161,241,045.29
            11    25-Sep-06    7,066,901.40      798,861.41     7,865,762.81    154,174,143.89
            12    25-Oct-06    6,917,757.45      739,577.22     7,657,334.67    147,256,386.44
            13    25-Nov-06    6,771,733.98      728,970.20     7,500,704.18    140,484,652.46
            14    25-Dec-06    6,628,766.10      675,120.07     7,303,886.17    133,855,886.36
            15    25-Jan-07    6,488,790.26      661,335.20     7,150,125.46    127,367,096.10
            16    25-Feb-07    6,351,744.22      628,440.61     6,980,184.83    121,015,351.88
            17    25-Mar-07    6,223,370.84      538,601.28     6,761,972.11    114,791,981.04
            18    25-Apr-07    6,091,572.31      565,071.28     6,656,643.59    108,700,408.73
            19    25-May-07    5,962,607.87      517,787.15     6,480,395.02    102,737,800.86
            20    25-Jun-07    5,836,354.06      505,572.75     6,341,926.80     96,901,446.80
            21    25-Jul-07    7,770,520.87      461,502.83     8,232,023.70     89,130,925.93
            22    25-Aug-07    9,867,745.00      438,782.16    10,306,527.16     79,263,180.93
            23    25-Sep-07    9,443,811.90      390,276.64     9,834,088.54     69,819,369.03
            24    25-Oct-07    9,068,590.31      332,858.61     9,401,448.92     60,750,778.72
            25    25-Nov-07    8,708,673.06      299,482.44     9,008,155.50     52,042,105.65
            26    25-Dec-07    6,705,980.50      249,000.66     6,954,981.16     45,336,125.15
            27    25-Jan-08    4,561,782.07      223,784.23     4,785,566.30     40,774,343.08
            28    25-Feb-08    4,465,876.21      201,378.06     4,667,254.27     36,308,466.87
            29    25-Mar-08    4,371,918.24      167,885.44     4,539,803.68     31,936,548.63
            30    25-Apr-08    4,280,178.70      157,981.77     4,438,160.46     27,656,369.93
            31    25-May-08    4,190,349.10      132,493.37     4,322,842.47     23,466,020.83
            32    25-Jun-08    4,102,389.42      116,246.18     4,218,635.59     19,363,631.41
            33    25-Jul-08    4,437,432.93       92,917.03     4,530,349.96     14,926,198.48
            34    25-Aug-08    4,766,637.84       74,073.15     4,840,710.98     10,159,560.65
            35    25-Sep-08    4,624,250.59       50,460.62     4,674,711.21      5,535,310.06
            36    25-Oct-08    4,492,620.00       26,633.28     4,519,253.28      1,042,690.06
            37    25-Nov-08              --        5,189.59         5,189.59      1,042,690.06
            38    25-Dec-08      996,654.61        5,037.41     1,001,692.02         46,035.45
            39    25-Jan-09       46,035.45          229.50        46,264.95                --


                         To Maturity
                         FWD + 200                 WAL            1.52
      ----------------------------------------------------------------------------------------
        Period         Date     Principal        Interest        Cash Flow         Balance
      ========================================================================================
        Total
            --    28-Oct-05              --              --               --    215,553,000.00
          1.00    25-Nov-05    3,268,627.42    1,054,779.63     4,323,407.04    212,284,372.58
          2.00    25-Dec-05    3,785,974.80    1,136,480.31     4,922,455.11    208,498,397.79
          3.00    25-Jan-06    4,292,201.77    1,172,981.58     5,465,183.35    204,206,196.02
          4.00    25-Feb-06    4,789,719.16    1,156,151.16     5,945,870.32    199,416,476.85
          5.00    25-Mar-06    5,276,469.14    1,031,824.94     6,308,294.09    194,140,007.71
          6.00    25-Apr-06    5,749,754.91    1,116,530.84     6,866,285.75    188,390,252.80
          7.00    25-May-06    6,208,155.96    1,052,242.77     7,260,398.72    182,182,096.84
          8.00    25-Jun-06    6,649,611.53    1,055,579.36     7,705,190.89    175,532,485.31
          9.00    25-Jul-06    7,072,207.91      986,248.28     8,058,456.20    168,460,277.40
         10.00    25-Aug-06    7,219,232.11      978,817.06     8,198,049.17    161,241,045.29
         11.00    25-Sep-06    7,066,901.40      937,707.87     8,004,609.27    154,174,143.89
         12.00    25-Oct-06    6,917,757.45      868,055.68     7,785,813.12    147,256,386.44
         13.00    25-Nov-06    6,771,733.98      855,774.31     7,627,508.29    140,484,652.46
         14.00    25-Dec-06    6,628,766.10      792,190.61     7,420,956.72    133,855,886.36
         15.00    25-Jan-07    6,488,790.26      776,599.99     7,265,390.25    127,367,096.10
         16.00    25-Feb-07    6,351,744.22      738,117.83     7,089,862.05    121,015,351.88
         17.00    25-Mar-07    6,223,370.84      632,724.33     6,856,095.17    114,791,981.04
         18.00    25-Apr-07    6,091,545.46      663,919.93     6,755,465.39    108,700,435.58
         19.00    25-May-07    5,962,583.16      608,370.97     6,570,954.13    102,737,852.42
         20.00    25-Jun-07    5,836,331.34      594,041.71     6,430,373.05     96,901,521.08
         21.00    25-Jul-07    7,770,500.05      542,254.45     8,312,754.50     89,131,021.03
         22.00    25-Aug-07    9,857,100.02      515,534.35    10,372,634.36     79,273,921.01
         23.00    25-Sep-07    9,422,237.75      458,593.18     9,880,830.93     69,851,683.26
         24.00    25-Oct-07    9,048,758.45      391,222.40     9,439,980.85     60,802,924.81
         25.00    25-Nov-07    8,690,478.88      352,097.58     9,042,576.45     52,112,445.93
         26.00    25-Dec-07    6,688,327.98      292,764.25     6,981,092.23     45,424,117.95
         27.00    25-Jan-08    4,544,140.18      263,333.78     4,807,473.96     40,879,977.77
         28.00    25-Feb-08    4,448,838.17      237,101.97     4,685,940.14     36,431,139.60
         29.00    25-Mar-08    4,355,327.99      197,799.97     4,553,127.95     32,075,811.62
         30.00    25-Apr-08    4,264,256.35      186,291.50     4,450,547.86     27,811,555.26
         31.00    25-May-08    4,175,075.64      156,413.11     4,331,488.76     23,636,479.62
         32.00    25-Jun-08    4,087,746.36      137,444.23     4,225,190.59     19,548,733.26
         33.00    25-Jul-08    4,423,402.25      110,095.86     4,533,498.11     15,125,331.01
         34.00    25-Aug-08    4,750,826.59       88,085.96     4,838,912.55     10,374,504.41
         35.00    25-Sep-08    4,606,853.75       60,461.81     4,667,315.55      5,767,650.67
         36.00    25-Oct-08    4,476,155.44       32,557.57     4,508,713.01      1,291,495.23
         37.00    25-Nov-08              --        7,540.05         7,540.05      1,291,495.23
         38.00    25-Dec-08    1,033,178.45        7,315.67     1,040,494.12        258,316.78
         39.00    25-Jan-09      258,316.78        1,510.21       259,826.99                --


------------------
  EFFECTIVE AFC
==================

        10.000000
         9.915030
         9.826920
         9.751150
         9.741660
         9.619720
         9.589030
         9.513680
         9.500680
         9.431860
         9.396980
         9.399280
         9.327250
         9.333590
         9.257450
         9.222480
         9.339580
         9.152880
         9.169140
         9.082440
         9.102570
         9.297710
         9.642570
         9.711910
         9.636310
         9.701160
         9.623830
         9.689230
        10.166500
         9.776030
         9.857930
         9.764010
         9.852850
        10.200270
        10.976690
        11.358420
        11.006630
        11.359290
        10.994580

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does
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disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                                                                        FWD + 100
       --------------------------------------------------------------------------------------------------------------------
            Payment Date   Rate CalculationDate   LIBOR_1MO Vector   LIBOR_6MO Vector   LIBOR_1MO Vector   LIBOR_6MO Vector
       ====================================================================================================================
        1     11/25/2005             10/25/2005            4.17147            4.44789            5.17147            5.44789
        2     12/25/2005             11/23/2005            4.30429            4.52764            5.30429            5.52764
        3      1/25/2006             12/23/2005            4.41325            4.57484            5.41325            5.57484
        4      2/25/2006              1/23/2006            4.45486            4.61580            5.45486            5.61580
        5      3/25/2006              2/23/2006            4.53257            4.64366            5.53257            5.64366
        6      4/25/2006              3/23/2006            4.55877            4.65845            5.55877            5.65845
        7      5/25/2006              4/23/2006            4.58253            4.67189            5.58253            5.67189
        8      6/25/2006              5/23/2006            4.60862            4.67891            5.60862            5.67891
        9      7/25/2006              6/23/2006            4.62233            4.68528            5.62233            5.68528
       10      8/25/2006              7/23/2006            4.62753            4.68435            5.62753            5.68435
       11      9/25/2006              8/23/2006            4.63356            4.68062            5.63356            5.68062
       12     10/25/2006              9/23/2006            4.63643            4.67363            5.63643            5.67363
       13     11/25/2006             10/23/2006            4.62879            4.66657            5.62879            5.66657
       14     12/25/2006             11/23/2006            4.64678            4.66087            5.64678            5.66087
       15      1/25/2007             12/23/2006            4.61753            4.65168            5.61753            5.65168
       16      2/25/2007              1/23/2007            4.60991            4.64808            5.60991            5.64808
       17      3/25/2007              2/23/2007            4.60231            4.64619            5.60231            5.64619
       18      4/25/2007              3/23/2007            4.59653            4.64691            5.59653            5.64691
       19      5/25/2007              4/23/2007            4.59612            4.64827            5.59612            5.64827
       20      6/25/2007              5/23/2007            4.59471            4.64983            5.59471            5.64983
       21      7/25/2007              6/23/2007            4.59512            4.65402            5.59512            5.65402
       22      8/25/2007              7/23/2007            4.59691            4.65754            5.59691            5.65754
       23      9/25/2007              8/23/2007            4.59797            4.65995            5.59797            5.65995
       24     10/25/2007              9/23/2007            4.60091            4.66394            5.60091            5.66394
       25     11/25/2007             10/23/2007            4.60480            4.66816            5.60480            5.66816
       26     12/25/2007             11/23/2007            4.62152            4.67232            5.62152            5.67232
       27      1/25/2008             12/23/2007            4.61226            4.67372            5.61226            5.67372
       28      2/25/2008              1/23/2008            4.61543            4.67855            5.61543            5.67855
       29      3/25/2008              2/23/2008            4.61997            4.68327            5.61997            5.68327
       30      4/25/2008              3/23/2008            4.62460            4.68535            5.62460            5.68535
       31      5/25/2008              4/23/2008            4.62884            4.69061            5.62884            5.69061
       32      6/25/2008              5/23/2008            4.63281            4.69636            5.63281            5.69636
       33      7/25/2008              6/23/2008            4.63824            4.70300            5.63824            5.70300
       34      8/25/2008              7/23/2008            4.64305            4.70827            5.64305            5.70827
       35      9/25/2008              8/23/2008            4.64791            4.71243            5.64791            5.71243
       36     10/25/2008              9/23/2008            4.65383            4.71836            5.65383            5.71836
       37     11/25/2008             10/23/2008            4.65988            4.72319            5.65988            5.72319
       38     12/25/2008             11/23/2008            4.67740            4.72860            5.67740            5.72860
       39      1/25/2009             12/23/2008            4.66930            4.73062            5.66930            5.73062
       40      2/25/2009              1/23/2009            4.67295            4.73457            5.67295            5.73457
       41      3/25/2009              2/23/2009            4.67912            4.73953            5.67912            5.73953
       42      4/25/2009              3/23/2009            4.68278            4.74179            5.68278            5.74179
       43      5/25/2009              4/23/2009            4.68715            4.74630            5.68715            5.74630
       44      6/25/2009              5/23/2009            4.69144            4.75098            5.69144            5.75098
       45      7/25/2009              6/23/2009            4.69502            4.75848            5.69502            5.75848
       46      8/25/2009              7/23/2009            4.69837            4.76239            5.69837            5.76239
       47      9/25/2009              8/23/2009            4.69960            4.76558            5.69960            5.76558
       48     10/25/2009              9/23/2009            4.70436            4.77030            5.70436            5.77030
       49     11/25/2009             10/23/2009            4.70948            4.77409            5.70948            5.77409
       50     12/25/2009             11/23/2009            4.73867            4.77899            5.73867            5.77899
       51      1/25/2010             12/23/2009            4.71683            4.77805            5.71683            5.77805
       52      2/25/2010              1/23/2010            4.71983            4.78158            5.71983            5.78158
       53      3/25/2010              2/23/2010            4.72496            4.78686            5.72496            5.78686
       54      4/25/2010              3/23/2010            4.72822            4.79191            5.72822            5.79191
       55      5/25/2010              4/23/2010            4.73212            4.79592            5.73212            5.79592
       56      6/25/2010              5/23/2010            4.73576            4.80005            5.73576            5.80005
       57      7/25/2010              6/23/2010            4.73927            4.80668            5.73927            5.80668
       58      8/25/2010              7/23/2010            4.74329            4.80993            5.74329            5.80993
       59      9/25/2010              8/23/2010            4.74955            4.81289            5.74955            5.81289
       60     10/25/2010              9/23/2010            4.75297            4.81648            5.75297            5.81648
       61     11/25/2010             10/23/2010            4.75660            4.81967            5.75660            5.81967
       62     12/25/2010             11/23/2010            4.78422            4.82434            5.78422            5.82434
       63      1/25/2011             12/23/2010            4.76263            4.82322            5.76263            5.82322
       64      2/25/2011              1/23/2011            4.76533            4.82771            5.76533            5.82771
       65      3/25/2011              2/23/2011            4.77052            4.83358            5.77052            5.83358
       66      4/25/2011              3/23/2011            4.77417            4.83785            5.77417            5.83785
       67      5/25/2011              4/23/2011            4.77957            4.84282            5.77957            5.84282
       68      6/25/2011              5/23/2011            4.78343            4.84791            5.78343            5.84791
       69      7/25/2011              6/23/2011            4.78832            4.85655            5.78832            5.85655
       70      8/25/2011              7/23/2011            4.79392            4.86192            5.79392            5.86192
       71      9/25/2011              8/23/2011            4.79853            4.86514            5.79853            5.86514
       72     10/25/2011              9/23/2011            4.80265            4.86975            5.80265            5.86975
       73     11/25/2011             10/23/2011            4.80739            4.87414            5.80739            5.87414
       74     12/25/2011             11/23/2011            4.83593            4.87993            5.83593            5.87993
       75      1/25/2012             12/23/2011            4.81604            4.87994            5.81604            5.87994
       76      2/25/2012              1/23/2012            4.81958            4.88639            5.81958            5.88639
       77      3/25/2012              2/23/2012            4.82501            4.89220            5.82501            5.89220
       78      4/25/2012              3/23/2012            4.82982            4.89854            5.82982            5.89854
       79      5/25/2012              4/23/2012            4.83573            4.90562            5.83573            5.90562
       80      6/25/2012              5/23/2012            4.84126            4.91212            5.84126            5.91212
       81      7/25/2012              6/23/2012            4.84903            4.92020            5.84903            5.92020
       82      8/25/2012              7/23/2012            4.85492            4.92731            5.85492            5.92731
       83      9/25/2012              8/23/2012            4.86089            4.93180            5.86089            5.93180
       84     10/25/2012              9/23/2012            4.86801            4.93823            5.86801            5.93823
       85     11/25/2012             10/23/2012            4.87401            4.94491            5.87401            5.94491
       86     12/25/2012             11/23/2012            4.89293            4.95044            5.89293            5.95044
       87      1/25/2013             12/23/2012            4.88573            4.95324            5.88573            5.95324
       88      2/25/2013              1/23/2013            4.89034            4.95981            5.89034            5.95981
       89      3/25/2013              2/23/2013            4.89683            4.96529            5.89683            5.96529
       90      4/25/2013              3/23/2013            4.90333            4.97036            5.90333            5.97036
       91      5/25/2013              4/23/2013            4.90838            4.97711            5.90838            5.97711
       92      6/25/2013              5/23/2013            4.91286            4.98217            5.91286            5.98217
       93      7/25/2013              6/23/2013            4.91926            4.99025            5.91926            5.99025
       94      8/25/2013              7/23/2013            4.92394            4.99548            5.92394            5.99548
       95      9/25/2013              8/23/2013            4.92834            4.99959            5.92834            5.99959
       96     10/25/2013              9/23/2013            4.93443            5.00562            5.93443            6.00562
       97     11/25/2013             10/23/2013            4.94082            5.01170            5.94082            6.01170
       98     12/25/2013             11/23/2013            4.95912            5.01694            5.95912            6.01694
       99      1/25/2014             12/23/2013            4.95196            5.02004            5.95196            6.02004
      100      2/25/2014              1/23/2014            4.95578            5.02486            5.95578            6.02486
      101      3/25/2014              2/23/2014            4.96185            5.03022            5.96185            6.03022
      102      4/25/2014              3/23/2014            4.96741            5.03549            5.96741            6.03549
      103      5/25/2014              4/23/2014            4.97212            5.04045            5.97212            6.04045
      104      6/25/2014              5/23/2014            4.97620            5.04581            5.97620            6.04581
      105      7/25/2014              6/23/2014            4.98154            5.05182            5.98154            6.05182
      106      8/25/2014              7/23/2014            4.98575            5.05644            5.98575            6.05644
      107      9/25/2014              8/23/2014            4.99042            5.05997            5.99042            6.05997
      108     10/25/2014              9/23/2014            4.99548            5.06559            5.99548            6.06559
      109     11/25/2014             10/23/2014            5.00102            5.07030            6.00102            6.07030
      110     12/25/2014             11/23/2014            5.01797            5.07578            6.01797            6.07578
      111      1/25/2015             12/23/2014            5.00966            5.07803            6.00966            6.07803
      112      2/25/2015              1/23/2015            5.01312            5.08237            6.01312            6.08237
      113      3/25/2015              2/23/2015            5.01966            5.08809            6.01966            6.08809
      114      4/25/2015              3/23/2015            5.02353            5.09285            6.02353            6.09285
      115      5/25/2015              4/23/2015            5.02846            5.09845            6.02846            6.09845
      116      6/25/2015              5/23/2015            5.03351            5.10436            6.03351            6.10436
      117      7/25/2015              6/23/2015            5.03797            5.10848            6.03797            6.10848
      118      8/25/2015              7/23/2015            5.04238            5.11346            6.04238            6.11346
      119      9/25/2015              8/23/2015            5.04743            5.11968            6.04743            6.11968
      120     10/25/2015              9/23/2015            5.05362            5.12361            6.05362            6.12361
      121     11/25/2015             10/23/2015            5.05999            5.12799            6.05999            6.12799
      122     12/25/2015             11/23/2015            5.06452            5.13350            6.06452            6.13350
      123      1/25/2016             12/23/2015            5.06888            5.13681            6.06888            6.13681
      124      2/25/2016              1/23/2016            5.07445            5.14080            6.07445            6.14080
      125      3/25/2016              2/23/2016            5.07823            5.14550            6.07823            6.14550
      126      4/25/2016              3/23/2016            5.08134            5.14799            6.08134            6.14799
      127      5/25/2016              4/23/2016            5.08621            5.15156            6.08621            6.15156
      128      6/25/2016              5/23/2016            5.08860            5.15504            6.08860            6.15504
      129      7/25/2016              6/23/2016            5.09179            5.15803            6.09179            6.15803
      130      8/25/2016              7/23/2016            5.09496            5.16228            6.09496            6.16228
      131      9/25/2016              8/23/2016            5.09683            5.16423            6.09683            6.16423
      132     10/25/2016              9/23/2016            5.10058            5.16770            6.10058            6.16770
      133     11/25/2016             10/23/2016            5.10518            5.17095            6.10518            6.17095
      134     12/25/2016             11/23/2016            5.10911            5.17522            6.10911            6.17522
      135      1/25/2017             12/23/2016            5.11239            5.17801            6.11239            6.17801
      136      2/25/2017              1/23/2017            5.11409            5.18257            6.11409            6.18257
      137      3/25/2017              2/23/2017            5.11851            5.18608            6.11851            6.18608
      138      4/25/2017              3/23/2017            5.12132            5.18882            6.12132            6.18882
      139      5/25/2017              4/23/2017            5.12543            5.19350            6.12543            6.19350
      140      6/25/2017              5/23/2017            5.12802            5.19640            6.12802            6.19640
      141      7/25/2017              6/23/2017            5.13149            5.19989            6.13149            6.19989
      142      8/25/2017              7/23/2017            5.13469            5.20410            6.13469            6.20410
      143      9/25/2017              8/23/2017            5.13921            5.20659            6.13921            6.20659
      144     10/25/2017              9/23/2017            5.14456            5.21022            6.14456            6.21022
      145     11/25/2017             10/23/2017            5.14766            5.21436            6.14766            6.21436
      146     12/25/2017             11/23/2017            5.15266            5.21700            6.15266            6.21700
      147      1/25/2018             12/23/2017            5.15555            5.21929            6.15555            6.21929
      148      2/25/2018              1/23/2018            5.15723            5.22277            6.15723            6.22277
      149      3/25/2018              2/23/2018            5.16117            5.22524            6.16117            6.22524
      150      4/25/2018              3/23/2018            5.16336            5.22679            6.16336            6.22679
      151      5/25/2018              4/23/2018            5.16609            5.22961            6.16609            6.22961
      152      6/25/2018              5/23/2018            5.16778            5.23181            6.16778            6.23181
      153      7/25/2018              6/23/2018            5.17112            5.23363            6.17112            6.23363
      154      8/25/2018              7/23/2018            5.17157            5.23629            6.17157            6.23629
      155      9/25/2018              8/23/2018            5.17241            5.23733            6.17241            6.23733
      156     10/25/2018              9/23/2018            5.17610            5.24026            6.17610            6.24026
      157     11/25/2018             10/23/2018            5.17893            5.24307            6.17893            6.24307
      158     12/25/2018             11/23/2018            5.18214            5.24461            6.18214            6.24461
      159      1/25/2019             12/23/2018            5.18401            5.24571            6.18401            6.24571
      160      2/25/2019              1/23/2019            5.18489            5.24774            6.18489            6.24774
      161      3/25/2019              2/23/2019            5.18768            5.24892            6.18768            6.24892
      162      4/25/2019              3/23/2019            5.18987            5.24909            6.18987            6.24909
      163      5/25/2019              4/23/2019            5.19018            5.25044            6.19018            6.25044
      164      6/25/2019              5/23/2019            5.19041            5.25100            6.19041            6.25100
      165      7/25/2019              6/23/2019            5.19188            5.25209            6.19188            6.25209
      166      8/25/2019              7/23/2019            5.19110            5.25218            6.19110            6.25218
      167      9/25/2019              8/23/2019            5.19051            5.25229            6.19051            6.25229
      168     10/25/2019              9/23/2019            5.19214            5.25450            6.19214            6.25450
      169     11/25/2019             10/23/2019            5.19409            5.25459            6.19409            6.25459
      170     12/25/2019             11/23/2019            5.19499            5.25596            6.19499            6.25596
      171      1/25/2020             12/23/2019            5.19597            5.25511            6.19597            6.25511
      172      2/25/2020              1/23/2020            5.19586            5.25513            6.19586            6.25513
      173      3/25/2020              2/23/2020            5.19780            5.25563            6.19780            6.25563
      174      4/25/2020              3/23/2020            5.19684            5.25472            6.19684            6.25472
      175      5/25/2020              4/23/2020            5.19710            5.25498            6.19710            6.25498
      176      6/25/2020              5/23/2020            5.19709            5.25533            6.19709            6.25533
      177      7/25/2020              6/23/2020            5.19603            5.25390            6.19603            6.25390
      178      8/25/2020              7/23/2020            5.19514            5.25378            6.19514            6.25378
      179      9/25/2020              8/23/2020            5.19341            5.25271            6.19341            6.25271
      180     10/25/2020              9/23/2020            5.19394            5.25341            6.19394            6.25341
      181     11/25/2020             10/23/2020            5.19510            5.25334            6.19510            6.25334
      182     12/25/2020             11/23/2020            5.19437            5.25403            6.19437            6.25403
      183      1/25/2021             12/23/2020            5.19466            5.25424            6.19466            6.25424
      184      2/25/2021              1/23/2021            5.19382            5.25407            6.19382            6.25407
      185      3/25/2021              2/23/2021            5.19557            5.25613            6.19557            6.25613
      186      4/25/2021              3/23/2021            5.19504            5.25511            6.19504            6.25511
      187      5/25/2021              4/23/2021            5.19559            5.25595            6.19559            6.25595
      188      6/25/2021              5/23/2021            5.19573            5.25638            6.19573            6.25638
      189      7/25/2021              6/23/2021            5.19584            5.25563            6.19584            6.25563
      190      8/25/2021              7/23/2021            5.19665            5.25559            6.19665            6.25559
      191      9/25/2021              8/23/2021            5.19555            5.25476            6.19555            6.25476
      192     10/25/2021              9/23/2021            5.19629            5.25466            6.19629            6.25466
      193     11/25/2021             10/23/2021            5.19623            5.25412            6.19623            6.25412
      194     12/25/2021             11/23/2021            5.19576            5.25430            6.19576            6.25430
      195      1/25/2022             12/23/2021            5.19565            5.25371            6.19565            6.25371
      196      2/25/2022              1/23/2022            5.19436            5.25344            6.19436            6.25344
      197      3/25/2022              2/23/2022            5.19529            5.25466            6.19529            6.25466
      198      4/25/2022              3/23/2022            5.19467            5.25356            6.19467            6.25356
      199      5/25/2022              4/23/2022            5.19551            5.25356            6.19551            6.25356
      200      6/25/2022              5/23/2022            5.19406            5.25310            6.19406            6.25310
      201      7/25/2022              6/23/2022            5.19410            5.25268            6.19410            6.25268
      202      8/25/2022              7/23/2022            5.19406            5.25291            6.19406            6.25291
      203      9/25/2022              8/23/2022            5.19288            5.25086            6.19288            6.25086
      204     10/25/2022              9/23/2022            5.19279            5.25031            6.19279            6.25031
      205     11/25/2022             10/23/2022            5.19301            5.24931            6.19301            6.24931
      206     12/25/2022             11/23/2022            5.19241            5.24897            6.19241            6.24897
      207      1/25/2023             12/23/2022            5.19187            5.24796            6.19187            6.24796
      208      2/25/2023              1/23/2023            5.18938            5.24790            6.18938            6.24790
      209      3/25/2023              2/23/2023            5.18985            5.24755            6.18985            6.24755
      210      4/25/2023              3/23/2023            5.18883            5.24641            6.18883            6.24641
      211      5/25/2023              4/23/2023            5.18882            5.24666            6.18882            6.24666
      212      6/25/2023              5/23/2023            5.18729            5.24500            6.18729            6.24500
      213      7/25/2023              6/23/2023            5.18687            5.24411            6.18687            6.24411
      214      8/25/2023              7/23/2023            5.18601            5.24349            6.18601            6.24349
      215      9/25/2023              8/23/2023            5.18474            5.24138            6.18474            6.24138
      216     10/25/2023              9/23/2023            5.18490            5.24071            6.18490            6.24071
      217     11/25/2023             10/23/2023            5.18278            5.23953            6.18278            6.23953
      218     12/25/2023             11/23/2023            5.18285            5.23842            6.18285            6.23842
      219      1/25/2024             12/23/2023            5.18150            5.23696            6.18150            6.23696
      220      2/25/2024              1/23/2024            5.17930            5.23605            6.17930            6.23605
      221      3/25/2024              2/23/2024            5.17898            5.23526            6.17898            6.23526
      222      4/25/2024              3/23/2024            5.17851            5.23360            6.17851            6.23360
      223      5/25/2024              4/23/2024            5.17651            5.23288            6.17651            6.23288
      224      6/25/2024              5/23/2024            5.17502            5.23163            6.17502            6.23163
      225      7/25/2024              6/23/2024            5.17482            5.23060            6.17482            6.23060
      226      8/25/2024              7/23/2024            5.17269            5.22834            6.17269            6.22834
      227      9/25/2024              8/23/2024            5.17106            5.22588            6.17106            6.22588
      228     10/25/2024              9/23/2024            5.17004            5.22473            6.17004            6.22473
      229     11/25/2024             10/23/2024            5.16894            5.22350            6.16894            6.22350
      230     12/25/2024             11/23/2024            5.16705            5.22148            6.16705            6.22148
      231      1/25/2025             12/23/2024            5.16552            5.21981            6.16552            6.21981
      232      2/25/2025              1/23/2025            5.16302            5.21822            6.16302            6.21822
      233      3/25/2025              2/23/2025            5.16260            5.21734            6.16260            6.21734
      234      4/25/2025              3/23/2025            5.16130            5.21591            6.16130            6.21591
      235      5/25/2025              4/23/2025            5.15922            5.21413            6.15922            6.21413
      236      6/25/2025              5/23/2025            5.15726            5.21327            6.15726            6.21327
      237      7/25/2025              6/23/2025            5.15624            5.21103            6.15624            6.21103
      238      8/25/2025              7/23/2025            5.15404            5.20913            6.15404            6.20913
      239      9/25/2025              8/23/2025            5.15142            5.20670            6.15142            6.20670
      240     10/25/2025              9/23/2025            5.14998            5.20568            6.14998            6.20568
      241     11/25/2025             10/23/2025            5.14947            5.20447            6.14947            6.20447
      242     12/25/2025             11/23/2025            5.14702            5.20305            6.14702            6.20305
      243      1/25/2026             12/23/2025            5.14587            5.20189            6.14587            6.20189
      244      2/25/2026              1/23/2026            5.14360            5.20030            6.14360            6.20030
      245      3/25/2026              2/23/2026            5.14420            5.20020            6.14420            6.20020
      246      4/25/2026              3/23/2026            5.14182            5.19851            6.14182            6.19851
      247      5/25/2026              4/23/2026            5.14100            5.19768            6.14100            6.19768
      248      6/25/2026              5/23/2026            5.14014            5.19717            6.14014            6.19717
      249      7/25/2026              6/23/2026            5.13852            5.19519            6.13852            6.19519
      250      8/25/2026              7/23/2026            5.13738            5.19403            6.13738            6.19403
      251      9/25/2026              8/23/2026            5.13616            5.19175            6.13616            6.19175
      252     10/25/2026              9/23/2026            5.13494            5.19088            6.13494            6.19088
      253     11/25/2026             10/23/2026            5.13447            5.18935            6.13447            6.18935
      254     12/25/2026             11/23/2026            5.13250            5.18842            6.13250            6.18842
      255      1/25/2027             12/23/2026            5.13142            5.18733            6.13142            6.18733
      256      2/25/2027              1/23/2027            5.12920            5.18579            6.12920            6.18579
      257      3/25/2027              2/23/2027            5.12952            5.18647            6.12952            6.18647
      258      4/25/2027              3/23/2027            5.12762            5.18420            6.12762            6.18420
      259      5/25/2027              4/23/2027            5.12688            5.18346            6.12688            6.18346
      260      6/25/2027              5/23/2027            5.12572            5.18335            6.12572            6.18335
      261      7/25/2027              6/23/2027            5.12457            5.18114            6.12457            6.18114
      262      8/25/2027              7/23/2027            5.12415            5.18002            6.12415            6.18002
      263      9/25/2027              8/23/2027            5.12191            5.17811            6.12191            6.17811
      264     10/25/2027              9/23/2027            5.12123            5.17743            6.12123            6.17743
      265     11/25/2027             10/23/2027            5.12115            5.17595            6.12115            6.17595
      266     12/25/2027             11/23/2027            5.11958            5.17507            6.11958            6.17507
      267      1/25/2028             12/23/2027            5.11792            5.17375            6.11792            6.17375
      268      2/25/2028              1/23/2028            5.11682            5.17265            6.11682            6.17265
      269      3/25/2028              2/23/2028            5.11573            5.17225            6.11573            6.17225
      270      4/25/2028              3/23/2028            5.11437            5.17088            6.11437            6.17088
      271      5/25/2028              4/23/2028            5.11401            5.17088            6.11401            6.17088
      272      6/25/2028              5/23/2028            5.11222            5.16906            6.11222            6.16906
      273      7/25/2028              6/23/2028            5.11156            5.16806            6.11156            6.16806
      274      8/25/2028              7/23/2028            5.11051            5.16735            6.11051            6.16735
      275      9/25/2028              8/23/2028            5.10911            5.16524            6.10911            6.16524
      276     10/25/2028              9/23/2028            5.10913            5.16422            6.10913            6.16422
      277     11/25/2028             10/23/2028            5.10699            5.16347            6.10699            6.16347
      278     12/25/2028             11/23/2028            5.10703            5.16211            6.10703            6.16211
      279      1/25/2029             12/23/2028            5.10573            5.16080            6.10573            6.16080
      280      2/25/2029              1/23/2029            5.10330            5.16045            6.10330            6.16045
      281      3/25/2029              2/23/2029            5.10343            5.15989            6.10343            6.15989
      282      4/25/2029              3/23/2029            5.10211            5.15856            6.10211            6.15856
      283      5/25/2029              4/23/2029            5.10149            5.15829            6.10149            6.15829
      284      6/25/2029              5/23/2029            5.10016            5.15730            6.10016            6.15730
      285      7/25/2029              6/23/2029            5.10059            5.15600            6.10059            6.15600
      286      8/25/2029              7/23/2029            5.09848            5.15493            6.09848            6.15493
      287      9/25/2029              8/23/2029            5.09727            5.15300            6.09727            6.15300
      288     10/25/2029              9/23/2029            5.09703            5.15242            6.09703            6.15242
      289     11/25/2029             10/23/2029            5.09570            5.15178            6.09570            6.15178
      290     12/25/2029             11/23/2029            5.09510            5.15048            6.09510            6.15048
      291      1/25/2030             12/23/2029            5.09387            5.14925            6.09387            6.14925
      292      2/25/2030              1/23/2030            5.09191            5.14902            6.09191            6.14902
      293      3/25/2030              2/23/2030            5.09211            5.14853            6.09211            6.14853
      294      4/25/2030              3/23/2030            5.09188            5.14726            6.09188            6.14726
      295      5/25/2030              4/23/2030            5.09022            5.14659            6.09022            6.14659
      296      6/25/2030              5/23/2030            5.08906            5.14605            6.08906            6.14605
      297      7/25/2030              6/23/2030            5.08922            5.14540            6.08922            6.14540
      298      8/25/2030              7/23/2030            5.08759            5.14357            6.08759            6.14357
      299      9/25/2030              8/23/2030            5.08637            5.14149            6.08637            6.14149
      300     10/25/2030              9/23/2030            5.08567            5.14073            6.08567            6.14073
      301     11/25/2030             10/23/2030            5.08488            5.13992            6.08488            6.13992
      302     12/25/2030             11/23/2030            5.08337            5.13838            6.08337            6.13838
      303      1/25/2031             12/23/2030            5.08223            5.13723            6.08223            6.13723
      304      2/25/2031              1/23/2031            5.08016            5.13615            6.08016            6.13615
      305      3/25/2031              2/23/2031            5.08016            5.13580            6.08016            6.13580
      306      4/25/2031              3/23/2031            5.07937            5.13500            6.07937            6.13500
      307      5/25/2031              4/23/2031            5.07787            5.13347            6.07787            6.13347
      308      6/25/2031              5/23/2031            5.07647            5.13343            6.07647            6.13343
      309      7/25/2031              6/23/2031            5.07607            5.13163            6.07607            6.13163
      310      8/25/2031              7/23/2031            5.07457            5.13011            6.07457            6.13011
      311      9/25/2031              8/23/2031            5.07382            5.12832            6.07382            6.12832
      312     10/25/2031              9/23/2031            5.07233            5.12748            6.07233            6.12748
      313     11/25/2031             10/23/2031            5.07230            5.12607            6.07230            6.12607
      314     12/25/2031             11/23/2031            5.07006            5.12517            6.07006            6.12517
      315      1/25/2032             12/23/2031            5.06905            5.12380            6.06905            6.12380
      316      2/25/2032              1/23/2032            5.06729            5.12270            6.06729            6.12270
      317      3/25/2032              2/23/2032            5.06727            5.12301            6.06727            6.12301
      318      4/25/2032              3/23/2032            5.06544            5.12081            6.06544            6.12081
      319      5/25/2032              4/23/2032            5.06474            5.12010            6.06474            6.12010
      320      6/25/2032              5/23/2032            5.06363            5.12000            6.06363            6.12000
      321      7/25/2032              6/23/2032            5.06253            5.11784            6.06253            6.11784
      322      8/25/2032              7/23/2032            5.06213            5.11675            6.06213            6.11675
      323      9/25/2032              8/23/2032            5.05994            5.11487            6.05994            6.11487
      324     10/25/2032              9/23/2032            5.05928            5.11385            6.05928            6.11385
      325     11/25/2032             10/23/2032            5.05919            5.11239            6.05919            6.11239
      326     12/25/2032             11/23/2032            5.05765            5.11150            6.05765            6.11150
      327      1/25/2033             12/23/2032            5.05601            5.11019            6.05601            6.11019
      328      2/25/2033              1/23/2033            5.05391            5.10907            6.05391            6.10907
      329      3/25/2033              2/23/2033            5.05393            5.10942            6.05393            6.10942
      330      4/25/2033              3/23/2033            5.05249            5.10763            6.05249            6.10763
      331      5/25/2033              4/23/2033            5.05244            5.10689            6.05244            6.10689
      332      6/25/2033              5/23/2033            5.05027            5.10570            6.05027            6.10570
      333      7/25/2033              6/23/2033            5.04962            5.10470            6.04962            6.10470
      334      8/25/2033              7/23/2033            5.04887            5.10427            6.04887            6.10427
      335      9/25/2033              8/23/2033            5.04707            5.10176            6.04707            6.10176
      336     10/25/2033              9/23/2033            5.04639            5.10073            6.04639            6.10073
      337     11/25/2033             10/23/2033            5.04598            5.09928            6.04598            6.09928
      338     12/25/2033             11/23/2033            5.04482            5.09845            6.04482            6.09845
      339      1/25/2034             12/23/2033            5.04384            5.09711            6.04384            6.09711
      340      2/25/2034              1/23/2034            5.04101            5.09662            6.04101            6.09662
      341      3/25/2034              2/23/2034            5.04104            5.09596            6.04104            6.09596
      342      4/25/2034              3/23/2034            5.03970            5.09459            6.03970            6.09459
      343      5/25/2034              4/23/2034            5.03932            5.09455            6.03932            6.09455
      344      6/25/2034              5/23/2034            5.03754            5.09274            6.03754            6.09274
      345      7/25/2034              6/23/2034            5.03687            5.09171            6.03687            6.09171
      346      8/25/2034              7/23/2034            5.03580            5.09096            6.03580            6.09096
      347      9/25/2034              8/23/2034            5.03439            5.08885            6.03439            6.08885
      348     10/25/2034              9/23/2034            5.03436            5.08779            6.03436            6.08779
      349     11/25/2034             10/23/2034            5.03222            5.08664            6.03222            6.08664
      350     12/25/2034             11/23/2034            5.03218            5.08558            6.03218            6.08558
      351      1/25/2035             12/23/2034            5.03085            5.08423            6.03085            6.08423
      352      2/25/2035              1/23/2035            5.02842            5.08345            6.02842            6.08345
      353      3/25/2035              2/23/2035            5.02845            5.08314            6.02845            6.08314
      354      4/25/2035              3/23/2035            5.02709            5.08175            6.02709            6.08175
      355      5/25/2035              4/23/2035            5.02640            5.08132            6.02640            6.08132
      356      6/25/2035              5/23/2035            5.02500            5.07945            6.02500            6.07945
      357      7/25/2035              6/23/2035            5.02498            5.07856            6.02498            6.07856
      358      8/25/2035              7/23/2035            5.02319            5.07715            6.02319            6.07715
      359      9/25/2035              8/23/2035            5.02182            5.07519            6.02182            6.07519
      360     10/25/2035              9/23/2035            5.02115            5.07413            6.02115            6.07413


            FWD + 200
        ---------------------------------------
            LIBOR_1MO Vector   LIBOR_6MO Vector
        =======================================
        1            6.17147            6.44789
        2            6.30429            6.52764
        3            6.41325            6.57484
        4            6.45486            6.61580
        5            6.53257            6.64366
        6            6.55877            6.65845
        7            6.58253            6.67189
        8            6.60862            6.67891
        9            6.62233            6.68528
       10            6.62753            6.68435
       11            6.63356            6.68062
       12            6.63643            6.67363
       13            6.62879            6.66657
       14            6.64678            6.66087
       15            6.61753            6.65168
       16            6.60991            6.64808
       17            6.60231            6.64619
       18            6.59653            6.64691
       19            6.59612            6.64827
       20            6.59471            6.64983
       21            6.59512            6.65402
       22            6.59691            6.65754
       23            6.59797            6.65995
       24            6.60091            6.66394
       25            6.60480            6.66816
       26            6.62152            6.67232
       27            6.61226            6.67372
       28            6.61543            6.67855
       29            6.61997            6.68327
       30            6.62460            6.68535
       31            6.62884            6.69061
       32            6.63281            6.69636
       33            6.63824            6.70300
       34            6.64305            6.70827
       35            6.64791            6.71243
       36            6.65383            6.71836
       37            6.65988            6.72319
       38            6.67740            6.72860
       39            6.66930            6.73062
       40            6.67295            6.73457
       41            6.67912            6.73953
       42            6.68278            6.74179
       43            6.68715            6.74630
       44            6.69144            6.75098
       45            6.69502            6.75848
       46            6.69837            6.76239
       47            6.69960            6.76558
       48            6.70436            6.77030
       49            6.70948            6.77409
       50            6.73867            6.77899
       51            6.71683            6.77805
       52            6.71983            6.78158
       53            6.72496            6.78686
       54            6.72822            6.79191
       55            6.73212            6.79592
       56            6.73576            6.80005
       57            6.73927            6.80668
       58            6.74329            6.80993
       59            6.74955            6.81289
       60            6.75297            6.81648
       61            6.75660            6.81967
       62            6.78422            6.82434
       63            6.76263            6.82322
       64            6.76533            6.82771
       65            6.77052            6.83358
       66            6.77417            6.83785
       67            6.77957            6.84282
       68            6.78343            6.84791
       69            6.78832            6.85655
       70            6.79392            6.86192
       71            6.79853            6.86514
       72            6.80265            6.86975
       73            6.80739            6.87414
       74            6.83593            6.87993
       75            6.81604            6.87994
       76            6.81958            6.88639
       77            6.82501            6.89220
       78            6.82982            6.89854
       79            6.83573            6.90562
       80            6.84126            6.91212
       81            6.84903            6.92020
       82            6.85492            6.92731
       83            6.86089            6.93180
       84            6.86801            6.93823
       85            6.87401            6.94491
       86            6.89293            6.95044
       87            6.88573            6.95324
       88            6.89034            6.95981
       89            6.89683            6.96529
       90            6.90333            6.97036
       91            6.90838            6.97711
       92            6.91286            6.98217
       93            6.91926            6.99025
       94            6.92394            6.99548
       95            6.92834            6.99959
       96            6.93443            7.00562
       97            6.94082            7.01170
       98            6.95912            7.01694
       99            6.95196            7.02004
      100            6.95578            7.02486
      101            6.96185            7.03022
      102            6.96741            7.03549
      103            6.97212            7.04045
      104            6.97620            7.04581
      105            6.98154            7.05182
      106            6.98575            7.05644
      107            6.99042            7.05997
      108            6.99548            7.06559
      109            7.00102            7.07030
      110            7.01797            7.07578
      111            7.00966            7.07803
      112            7.01312            7.08237
      113            7.01966            7.08809
      114            7.02353            7.09285
      115            7.02846            7.09845
      116            7.03351            7.10436
      117            7.03797            7.10848
      118            7.04238            7.11346
      119            7.04743            7.11968
      120            7.05362            7.12361
      121            7.05999            7.12799
      122            7.06452            7.13350
      123            7.06888            7.13681
      124            7.07445            7.14080
      125            7.07823            7.14550
      126            7.08134            7.14799
      127            7.08621            7.15156
      128            7.08860            7.15504
      129            7.09179            7.15803
      130            7.09496            7.16228
      131            7.09683            7.16423
      132            7.10058            7.16770
      133            7.10518            7.17095
      134            7.10911            7.17522
      135            7.11239            7.17801
      136            7.11409            7.18257
      137            7.11851            7.18608
      138            7.12132            7.18882
      139            7.12543            7.19350
      140            7.12802            7.19640
      141            7.13149            7.19989
      142            7.13469            7.20410
      143            7.13921            7.20659
      144            7.14456            7.21022
      145            7.14766            7.21436
      146            7.15266            7.21700
      147            7.15555            7.21929
      148            7.15723            7.22277
      149            7.16117            7.22524
      150            7.16336            7.22679
      151            7.16609            7.22961
      152            7.16778            7.23181
      153            7.17112            7.23363
      154            7.17157            7.23629
      155            7.17241            7.23733
      156            7.17610            7.24026
      157            7.17893            7.24307
      158            7.18214            7.24461
      159            7.18401            7.24571
      160            7.18489            7.24774
      161            7.18768            7.24892
      162            7.18987            7.24909
      163            7.19018            7.25044
      164            7.19041            7.25100
      165            7.19188            7.25209
      166            7.19110            7.25218
      167            7.19051            7.25229
      168            7.19214            7.25450
      169            7.19409            7.25459
      170            7.19499            7.25596
      171            7.19597            7.25511
      172            7.19586            7.25513
      173            7.19780            7.25563
      174            7.19684            7.25472
      175            7.19710            7.25498
      176            7.19709            7.25533
      177            7.19603            7.25390
      178            7.19514            7.25378
      179            7.19341            7.25271
      180            7.19394            7.25341
      181            7.19510            7.25334
      182            7.19437            7.25403
      183            7.19466            7.25424
      184            7.19382            7.25407
      185            7.19557            7.25613
      186            7.19504            7.25511
      187            7.19559            7.25595
      188            7.19573            7.25638
      189            7.19584            7.25563
      190            7.19665            7.25559
      191            7.19555            7.25476
      192            7.19629            7.25466
      193            7.19623            7.25412
      194            7.19576            7.25430
      195            7.19565            7.25371
      196            7.19436            7.25344
      197            7.19529            7.25466
      198            7.19467            7.25356
      199            7.19551            7.25356
      200            7.19406            7.25310
      201            7.19410            7.25268
      202            7.19406            7.25291
      203            7.19288            7.25086
      204            7.19279            7.25031
      205            7.19301            7.24931
      206            7.19241            7.24897
      207            7.19187            7.24796
      208            7.18938            7.24790
      209            7.18985            7.24755
      210            7.18883            7.24641
      211            7.18882            7.24666
      212            7.18729            7.24500
      213            7.18687            7.24411
      214            7.18601            7.24349
      215            7.18474            7.24138
      216            7.18490            7.24071
      217            7.18278            7.23953
      218            7.18285            7.23842
      219            7.18150            7.23696
      220            7.17930            7.23605
      221            7.17898            7.23526
      222            7.17851            7.23360
      223            7.17651            7.23288
      224            7.17502            7.23163
      225            7.17482            7.23060
      226            7.17269            7.22834
      227            7.17106            7.22588
      228            7.17004            7.22473
      229            7.16894            7.22350
      230            7.16705            7.22148
      231            7.16552            7.21981
      232            7.16302            7.21822
      233            7.16260            7.21734
      234            7.16130            7.21591
      235            7.15922            7.21413
      236            7.15726            7.21327
      237            7.15624            7.21103
      238            7.15404            7.20913
      239            7.15142            7.20670
      240            7.14998            7.20568
      241            7.14947            7.20447
      242            7.14702            7.20305
      243            7.14587            7.20189
      244            7.14360            7.20030
      245            7.14420            7.20020
      246            7.14182            7.19851
      247            7.14100            7.19768
      248            7.14014            7.19717
      249            7.13852            7.19519
      250            7.13738            7.19403
      251            7.13616            7.19175
      252            7.13494            7.19088
      253            7.13447            7.18935
      254            7.13250            7.18842
      255            7.13142            7.18733
      256            7.12920            7.18579
      257            7.12952            7.18647
      258            7.12762            7.18420
      259            7.12688            7.18346
      260            7.12572            7.18335
      261            7.12457            7.18114
      262            7.12415            7.18002
      263            7.12191            7.17811
      264            7.12123            7.17743
      265            7.12115            7.17595
      266            7.11958            7.17507
      267            7.11792            7.17375
      268            7.11682            7.17265
      269            7.11573            7.17225
      270            7.11437            7.17088
      271            7.11401            7.17088
      272            7.11222            7.16906
      273            7.11156            7.16806
      274            7.11051            7.16735
      275            7.10911            7.16524
      276            7.10913            7.16422
      277            7.10699            7.16347
      278            7.10703            7.16211
      279            7.10573            7.16080
      280            7.10330            7.16045
      281            7.10343            7.15989
      282            7.10211            7.15856
      283            7.10149            7.15829
      284            7.10016            7.15730
      285            7.10059            7.15600
      286            7.09848            7.15493
      287            7.09727            7.15300
      288            7.09703            7.15242
      289            7.09570            7.15178
      290            7.09510            7.15048
      291            7.09387            7.14925
      292            7.09191            7.14902
      293            7.09211            7.14853
      294            7.09188            7.14726
      295            7.09022            7.14659
      296            7.08906            7.14605
      297            7.08922            7.14540
      298            7.08759            7.14357
      299            7.08637            7.14149
      300            7.08567            7.14073
      301            7.08488            7.13992
      302            7.08337            7.13838
      303            7.08223            7.13723
      304            7.08016            7.13615
      305            7.08016            7.13580
      306            7.07937            7.13500
      307            7.07787            7.13347
      308            7.07647            7.13343
      309            7.07607            7.13163
      310            7.07457            7.13011
      311            7.07382            7.12832
      312            7.07233            7.12748
      313            7.07230            7.12607
      314            7.07006            7.12517
      315            7.06905            7.12380
      316            7.06729            7.12270
      317            7.06727            7.12301
      318            7.06544            7.12081
      319            7.06474            7.12010
      320            7.06363            7.12000
      321            7.06253            7.11784
      322            7.06213            7.11675
      323            7.05994            7.11487
      324            7.05928            7.11385
      325            7.05919            7.11239
      326            7.05765            7.11150
      327            7.05601            7.11019
      328            7.05391            7.10907
      329            7.05393            7.10942
      330            7.05249            7.10763
      331            7.05244            7.10689
      332            7.05027            7.10570
      333            7.04962            7.10470
      334            7.04887            7.10427
      335            7.04707            7.10176
      336            7.04639            7.10073
      337            7.04598            7.09928
      338            7.04482            7.09845
      339            7.04384            7.09711
      340            7.04101            7.09662
      341            7.04104            7.09596
      342            7.03970            7.09459
      343            7.03932            7.09455
      344            7.03754            7.09274
      345            7.03687            7.09171
      346            7.03580            7.09096
      347            7.03439            7.08885
      348            7.03436            7.08779
      349            7.03222            7.08664
      350            7.03218            7.08558
      351            7.03085            7.08423
      352            7.02842            7.08345
      353            7.02845            7.08314
      354            7.02709            7.08175
      355            7.02640            7.08132
      356            7.02500            7.07945
      357            7.02498            7.07856
      358            7.02319            7.07715
      359            7.02182            7.07519
      360            7.02115            7.07413
            -----------------------------------



               Prepay Vector
---------------------------------------------------------------------------
   Month <=                Vector 1                       Vector 2
---------------------------------------------------------------------------
                    2/28 ARM       3/27 ARM       2/28 ARM       3/27 ARM
---------------------------------------------------------------------------
             1          5.000          5.000          5.000          5.000
             2          7.000          7.000          6.545          6.545
             3          9.000          9.000          8.091          8.091
             4         11.000         11.000          9.636          9.636
             5         13.000         13.000         11.182         11.182
             6         15.000         15.000         12.727         12.727
             7         17.000         17.000         14.273         14.273
             8         19.000         19.000         15.818         15.818
             9         21.000         21.000         17.364         17.364
            10         23.000         23.000         18.909         18.909
            11         25.000         25.000         20.455         20.455
            12         27.000         27.000         22.000         22.000
            13             27             27         22.000         22.000
            14             27             27         22.000         22.000
            15             27             27         22.000         22.000
            16             27             27         22.000         22.000
            17             27             27         22.000         22.000
            18             27             27         22.000         22.000
            19             27             27         22.000         22.000
            20             27             27         22.000         22.000
            21             27             27         22.000         22.000
            22             27             27         22.000         22.000
            23             27             27         22.000         22.000
            24             40             27             40         22.000
            25             40             27             40         22.000
            26             40             27             40         22.000
            27             40             27             40         22.000
            28             40             27             40         22.000
            29             25             27             22         22.000
            30             25             27             22         22.000
            31             25             27             22         22.000
            32             25             27             22         22.000
            33             25             27             22         22.000
            34             25             27             22         22.000
            35             25             27             22         22.000
            36             25             40             22             40
            37             25             40             22             40
            38             25             40             22             40
            39             25             40             22             40
            40             25             40             22             40
            41             25             25             22             22
            42             25             25             22             22
           360             25             25             22             22
---------------------------------------------------------------------------